CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
THEME FUNDS

ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

GT GLOBAL

THEME FUNDS


TABLE OF CONTENTS


Message from the Chairman. . . . . . . 2

Introduction to Theme Funds. . . . . . 3

GT Global
Consumer Products
and Services Fund. . . . . . . . . . . 4

GT Global
Financial Services Fund. . . . . . . . 8

GT Global
Health Care Fund . . . . . . . . . . .12

GT Global
Infrastructure Fund. . . . . . . . . .16

GT Global
Natural Resources Fund . . . . . . . .20

GT Global
Telecommunications Fund. . . . . . . .24

Report of
Independant Accountants. . . . . . . F-1

Financials . . . . . . . . . . . . . F-2

                             Inside Back
List of Funds. . . . . . . . . . . Cover

The views of the Funds' management and portfolio holdings described in this annual report are as of October 31, 1996; these views and portfolio holdings may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMAN


Dear Investor,

If the 19th century was a time of industrialization and growth, the 20th century will likely be remembered for amazing innovations in the areas of science and technology. Within the GT Global Theme Funds we have identified multiple industries-from consumer products to health care and technology-we believe are at the forefront of these discoveries, making them drivers of global growth.

Fiscal 1996 has been a year of economic strengthening, and the Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year (five out of six Funds outperformed their respective broad-based indices excluding sales charges) and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors will now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths-disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities-represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in 9 regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Because response to the enhanced content and redesigned format of the Theme Funds' previous semiannual report was so positive, we're especially pleased to send you this consolidated annual review of the year ended October 31, 1996.

Should you and your adviser have any questions regarding the GT Global Theme Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.



Sincerely,

/s/ David A. Minella

David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

GT GLOBAL THEME FUNDS

GT Global Theme Funds provide investors with access to a new dimension of global investing. Each Fund is structured to include multiple industries that, in combination, represent important global investment themes. From health care to natural resources to telecommunications, these themes are central to our modern lives and form the gears that drive global growth.

As the world economy becomes ever more global, we believe it is increasingly appropriate for investors to expand their options by investing in specific industries as well as in regions. With GT Global Theme Funds, you and your adviser can evaluate how one or more of these six globally diversified Funds can help you realize your investment goals.

The Funds are based on themes we believe will continue to gain importance in the years to come.


[GRAPHIC]


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Seeking to benefit from the changing needs of the new global consumer, the Fund's portfolio invests in companies that manufacture, market, retail or distribute consumer products and services.

GT GLOBAL FINANCIAL SERVICES FUND
Focusing globally on issuers in the financial services industries, such as banks, brokerage and investment advisory firms and insurance companies, this Fund concentrates on the worldwide growth potential of capital markets.

GT GLOBAL HEALTH CARE FUND
Searching out promising issuers in global health care industries, including pharmaceutical, biotechnology, health care services, and medical technology and supply companies around the world, this Fund emphasizes the increased health care needs of the world's aging population and the growing demand for health care in emerging markets.

GT GLOBAL INFRASTRUCTURE FUND
Seeking to capitalize on the growing need for energy, transportation and communications in emerging markets and the need to upgrade existing infrastructure in developed markets, the Fund's portfolio invests in companies that build, upgrade and repair basic infrastructure.

GT GLOBAL NATURAL RESOURCES FUND
Focusing on companies that own, explore or develop natural resources, including precious and base metals, fossil fuels, forest and agricultural products, the GT Global Natural Resources Fund seeks to benefit from a rise in global industrial production and related business and inflationary cycles.

GT GLOBAL TELECOMMUNICATIONS FUND
Concentrating on companies engaged in the development, manufacture or sale of telecommunications services or equipment, the Fund seeks to participate in the growth of worldwide demand for information and the means by which it travels.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term capital growth by investing worldwide, primarily in securities of companies that manufacture, market, retail or distribute consumer products and services. The Fund looks for companies well positioned to benefit from demographic and economic trends, and that have strong earnings growth and fundamentals.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

PERFORMANCE SUMMARY

                            GT GLOBAL CONSUMER
CLASS A SHARES          PRODUCTS AND SERVICES FUND    MSCI World Index
12/30/94                        9525                       10000
                                9467                        9852
                                9533                        9997
                                9858                       10481
                                9708                       10849
                                9867                       10943
                               10508                       10942
                               11400                       11492
                               11542                       11238
                               12083                       11567
                               12158                       11387
11/30/95                       12475                       11785
                               12894                       12132
                               13101                       12353
                               13575                       12431
                               14472                       12640
                               15352                       12939
                               16654                       12953
                               16456                       13021
                               15912                       12563
                               17318                       12710
                               18776                       13210
10/31/96                       18094                       13304

                     Global Consumer Products
CLASS B SHARES            and Services B                 MSCI World

12/30/94                       10,000                      10,000
01/30/95                        9,939                       9,852
02/28/95                       10,009                       9,997
03/31/95                       10,341                      10,481
04/30/95                       10,175                      10,849
05/31/95                       10,350                      10,943
06/30/95                       11,015                      10,942
07/31/95                       11,942                      11,492
08/31/95                       12,082                      11,238
09/30/95                       12,633                      11,567
10/31/95                       12,712                      11,387
11/30/95                       13,036                      11,785
12/31/95                       13,467                      12,132
01/31/96                       13,675                      12,353
02/29/96                       14,164                      12,431
03/31/96                       15,097                      12,640
04/30/96                       16,012                      12,939
05/31/96                       17,361                      12,953
06/30/96                       17,153                      13,021
07/31/96                       16,582                      12,563
08/31/96                       18,040                      12,710
09/30/96                       19,544                      13,210
10/31/96                       18,428                      13,304

The charts above show the performance of the GT Global Consumer Products and Services Fund, Class A and Class B shares, versus the MSCI World Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $18,485 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class              Without Sales Charge(2)          With Sales Charge
                        1-Year      Life of Fund       1-Year      Life of Fund
Class A(3)               48.82          41.77          41.75          38.07
Class B(3)               48.11          41.09          43.11          39.45
Advisor Class(4)         49.50          54.18            N/A            N/A


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3)  The Fund began operations on December 30, 1994.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                  GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER DEREK WEBB

Q    HOW HAS THE FUND PERFORMED IN THE PAST YEAR?

A    We're very pleased with its performance. Total return from November 1,
1995, to October 31, 1996, was 48.82% for Class A shares (41.75% including the maximum 4.75% sales charge), and 48.11% for Class B shares (43.11% including the maximum effect of the 5% contingent deferred sales charge). To put that in perspective, the Fund's benchmark, the Morgan Stanley Capital International
(MSCI) World Index(5) returned 16.83%.

Q    HAS YOUR INVESTMENT STRATEGY CHANGED SINCE THE LAST REPORT?

A    No, we're continuing our strategy of selecting companies whose earnings growth, in our opinion, is likely to outpace expectations. Individual company selection, as opposed to macroeconomic cycles, is the key to the Fund's performance. We look for companies with potential for positive quarterly earnings surprises and positive earnings revisions by Wall Street analysts. In addition, we invest in companies we believe display strong fundamentals, such as high return on equity, low debt and highly predictable earnings and cash flow. We also focus on companies offering superior products or services with the ability to consistently grow sales of those products or services.

Q    WHICH STOCKS WERE STRONG, POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE?

A Adidas, Fila Holdings, Coachman Industries, Imax Corp., Nike, Ross Stores, Safeway, TJX Companies, The Finish Line, and Vons were all strong contributors. These companies represent a range of industries and were chosen for their sound fundamentals rather than for the industry segments they represent.

Q    WHY IS THE LARGEST PORTION OF THE FUND'S HOLDINGS IN U.S. EQUITIES?

A    Currently, U.S. companies fit our investment strategy. The overweighted
U.S. portion of the portfolio is made up of multinational companies, meaning companies with a significant portion of their revenues invested internationally, and domestic U.S. companies. We currently expect to remain heavily weighted in the U.S. because of its abundance of multinational consumer companies which we believe are well positioned to take advantage of rising income levels in many
emerging markets.                                                  Continued p.6


OUTPERFORMANCE OF INDIVIDUAL SECTOR COMPONENTS
ONE-YEAR TOTAL RETURNS TO OCTOBER 31, 1996

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND(6)
                                (CLASS A SHARES)                      48.82%

                   RECREATION AND OTHER CONSUMER                      27.34%

                             LEISURE AND TOURISM                      21.52%

                     FOOD AND HOUSEHOLD PRODUCTS                      15.84%

                            TEXTILES AND APPAREL                      14.50%

                                  MULTI-INDUSTRY                      14.20%

               WHOLESALE AND INTERNATIONAL TRADE                      -0.73%

THE GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND HAS HAD AN IMPRESSIVE RUN. REPRESENTED ABOVE ARE SOME OF THE SECTORS IN WHICH THE FUND INVESTS. AS YOU CAN SEE FROM THE CHART, THE FUND HAS OUTPERFORMED THESE AREAS, DEMONSTRATING, WE BELIEVE, THAT THE FUND INVESTED IN COMPANIES WITH SUPERIOR FUNDAMENTALS THAT OUTPERFORMED THEIR RESPECTIVE SECTORS.

Source: Various sectors represented by their respective MSCI Index. Please note that the MSCI World Index does not fully reflect the Fund's concentration in consumer products and services companies.


(5) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(6) Does not include the maximum 4.75% sales charge. Past performance is no guarantee of future results.

The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

Q GROSS DOMESTIC PRODUCT (GDP) IN EMERGING MARKETS HAS BEEN RISING FASTER THAN GDP IN THE DEVELOPED WORLD. WHAT DOES THAT MEAN FOR SALES OF CONSUMER PRODUCTS?

A    Emerging market nations have enjoyed GDP growth at an average of 5.2% per year since 1989, while G-7 (the U.S., Japan, Germany, Italy, France, the UK and Canada) GDP has grown at a mere 2.0%. Looking forward, the International Monetary Fund estimates that emerging markets GDP will grow 6.3% in 1996, versus 2.4% for the developed world.

Historically, as incomes have risen, consumption has correspondingly increased. As countries increase their wealth, consumers tend to spend a lower percentage of their total income on basic necessities such as food, and more of their income on luxury items. With global economic growth expected to remain healthy over the medium term, we anticipate that global income will rise, as it has in the past, resulting in higher consumption levels of consumer products and services.

Q WHAT'S YOUR OUTLOOK FOR THE CONSUMER PRODUCTS AND SERVICES INDUSTRIES? SHOULD INVESTORS EXPECT THE CURRENT LEVEL OF PERFORMANCE TO CONTINUE?

A    We believe consumer products and services companies will remain attractive investments. Often, they have distinguished franchises or name-brand products that tend to compete more on perceived value than strictly on price. We also find them good investments because many of them tend to have low fixed assets and high unrestricted cash flows. High cash generation makes it possible for them to reinvest in core businesses, make acquisitions, repurchase stock or debt, or increase their dividends. Many consumer products are also repetitive purchases, bought over and over, making them less dependent on business cycles.

While the Fund has performed well over the past year, emerging markets and consumer demand can be volatile and, of course, past performance is no guarantee of future results. However, overall, we're optimistic about the outlook for global consumerism. Consumers need stoves and refrigerators, everyone needs new clothes, and teenagers are likely to continue wanting the latest in fashionable footwear.


ABOUT THE PORTFOLIO MANAGER

DEREK WEBB, CFA - Portfolio Manager for Chancellor LGT Asset Management since 1994, and a Research Analyst from 1992 to 1994. Mr. Webb received an M.B.A. from the Wharton Business School.


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
ALLOCATION OF NET ASSETS %

                                     1996               1995
                                   October 31        October 31

Services                             51.0                  30.7
Consumer Non-Durables                35.9                  36.9
Multi-Industry/Misc.                  3.2                   3.0
Finance                               3.1                     -
Consumer Durables                     1.2                  12.3
Technology                            1.1                     -
Materials/Basic Industry              0.8                     -
Health Care & Technology                -                   3.8
Short-Term & Other                    3.7                  13.3

                                  GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific                                   0.6%
Europe                                        16.8%
North America & Other                         82.6%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section of this report.


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND                                                                              % of
KEY PORTFOLIO HOLDINGS(7)                                                                                       Country  Net Assets

VONS COMPANIES, INC. Operates 325 supermarkets and food and drug combination retail stores under the names        U.S.      4.5
Vons and Pavilions. The company also operates a fluid milk processing facility, an ice cream plant, a bakery and distribution facilities for meat, grocery, produce and general merchandise to support the store network.

CENTRAL GARDEN & PET COMPANY Wholesales lawn and garden, pet and pool supplies throughout the U.S. to             U.S.      3.7
retail stores such as Target, Builders Emporium and WalMart.

FOOTSTAR, INC. Owns and operates Meldisco, an operator of leased footwear departments in Kmart stores. The        U.S.      3.6
company also owns and operates Footaction, a mall-based, branded athletic footwear chain.

PHILIP MORRIS COMPANIES, INC. Has five principal operating companies, which include Philip Morris USA,            U.S.      3.5
Philip Morris International, Inc., Kraft Foods, Inc., Miller Brewing Company and Philip Morris Capital
Corporation. Philip Morris Capital Corporation provides financial services.

TJX COMPANIES, INC. Operates chains of off-price apparel stores and a mail order catalog business. The            U.S.      3.4
company's chain of stores includes T.J. Maxx, Winners Apparel Ltd., HomeGoods and Marshalls. TJX also offers catalog sales through Chadwick's of Boston.

JONES APPAREL GROUP, INC. Designs, markets and contracts for the manufacture of better-priced women's suits       U.S.      3.4
and sportswear. The company sells its apparel under brand-names Christian Dior, Jones New York, Saville and
Ellen Kaye.

COACHMAN, INC. Develops and constructs lodging properties, under the trade name Coachman Inn, located in          U.S.      3.3
Phoenix, Arizona, San Antonio, Texas, and Midwest City, Oklahoma. Innkeepers, Inc., a subsidiary, manages the properties.

WET SEAL, INC. A specialty retailer of moderately priced casual apparel designed primarily for young women.       U.S.      3.3
The company offers sportswear, dresses, accessories, swimwear, outerwear, gifts and cosmetics. Wet Seal currently operates 364 Wet Seal and Contempo Casuals stores in 34 states and Puerto Rico.

TIFFANY & CO. Designs, manufactures and sells fine jewelry and gift items. Tiffany also sells crystal, china,     U.S.      3.3
silverware and fragrances. Products are sold through Tiffany & Co. stores, and to retailers and distributors in the U.S., Asia-Pacific, Europe, Canada and the Middle East.

EAGLE HARDWARE & GARDEN Operates 25 warehouse home improvement centers in Washington, Utah, Alaska,               U.S.      3.3
Colorado, Hawaii, Oregon and Montana. The stores offer do-it-yourself and home improvement products to professional contractors and consumers.



(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital primarily by investing in the equity securities of financial services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities. The Fund invests in financial services companies we believe will experience rising profitability, among other attributes.


GT GLOBAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

                  GT GLOBAL FINANCIAL       MSCI            MSCI
CLASS A SHARES       SERVICES FUND       World Index    Banking Index

5/31/1994                9525               10000          10000
                         9525                9974          10012
                         9508               10165          10010
                         9950               10473          10042
                         9683               10200           9707
                         9683               10492           9971
                         9283               10039           9542
                         9075               10138           9631
                         8825                9987           9507
                         8650               10135           9550
                         8408               10626           9943
                         8583               10998          10534
                         9242               11094          10648
                         9400               11093          10141
                         9850               11650          10915
8/31/1995                9942               11393          10355
                        10117               11727          10736
                         9933               11544          10355
                        10458               11947          11041
                        10805               12299          11566
                        11007               12524          11437
                        10990               12602          11374
                        11158               12814          11648
                        11411               13118          11818
                        11537               13131          11641
                        11386               13200          11602
                        10998               12736          11369
                        11369               12885          11513
                        11781               13392          12033
10/31/1996              11941               13488          12173

CLASS B SHARES
                                             GT Global Financial Services B
                                             MSCI World
                                             MSCI Banking

Month          GT Global      MSCI World     MSCI Banking
05/31/94        10,000          10,000         10,000
06/30/94        10,000           9,974         10,012
07/31/94         9,974          10,165         10,010
08/31/94        10,437          10,473         10,042
09/30/94        10,149          10,200          9,707
10/31/94        10,149          10,492          9,971
11/30/94         9,720          10,039          9,542
12/31/94         9,493          10,138          9,631
01/31/95         9,230           9,987          9,507
02/28/95         9,046          10,135          9,550
03/31/95         8,793          10,626          9,943
04/30/95         8,968          10,998         10,534
05/31/95         9,650          11,094         10,648
06/30/95         9,816          11,093         10,141
07/31/95        10,280          11,650         10,915
08/31/95        10,367          11,393         10,355
09/30/95        10,551          11,727         10,736
10/31/95        10,350          11,544         10,355
11/30/95        10,892          11,947         11,041
12/31/95        11,255          12,299         11,566
01/31/96        11,458          12,524         11,437
02/29/96        11,431          12,602         11,374
03/31/96        11,607          12,814         11,648
04/30/96        11,863          13,118         11,818
05/31/96        12,004          13,131         11,641
06/30/96        11,837          13,200         11,602
07/31/96        11,431          12,736         11,369
08/31/96        11,810          12,885         11,513
09/30/96        12,233          13,392         12,033
10/31/96        12,101          13,488         12,173


The charts above show the performance of the GT Global Financial Services Fund, Class A and Class B shares, since the Fund's inception, versus the MSCI World Index and the MSCI Banking Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares the results reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $13,024 on October 31,1996.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class              Without Sales Charge(2)          With Sales Charge
                        1-Year      Life of Fund       1-Year      Life of Fund
Class A(3)               20.21           9.79          14.50           7.61
Class B(3)               19.81           9.30          14.81           8.20
Advisor Class(4)         20.87          20.46            N/A            N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.
(3)  The Fund began operations on May 31, 1994.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                             GT GLOBAL FINANCIAL SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER JAMES ELLMAN


Q    HOW DID THE FUND PERFORM?

A    Overall, the Fund has had a strong year. For the 12 months ended
October 31, 1996, the Fund's total return was 20.21% for Class A shares (14.50% including the maximum 4.75% sales charge) and 19.81% for Class B shares (14.81% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 17.55% for the Morgan Stanley Capital International (MSCI) Banking Index(5) and 16.83% for the MSCI World Index.(6)

The industry enjoyed generally healthy investment returns across the board, especially from the U.S. stock market. However, some of the larger Japanese banks, Thai banks and South African banks, performed poorly.

Much of the Fund's performance can be attributed to its nearly 40% weighting in the U.S. In addition, the Fund's holdings in the Swedish company Sparbanken Sverige and in PT Bank Internasional Indonesia have done particularly well.

Q    WHAT ARE THE FORCES DRIVING GROWTH IN THE FINANCIAL SERVICES INDUSTRY?

A    On the demand side, two-thirds of the world is now industrializing. Not only have we seen tremendous growth in emerging market GDPs, but GDP per capita is rising faster in these markets than in developed ones. As these countries become more affluent, their citizens are consuming more, saving more and becoming more sophisticated in the types of financial products they require. So while financial services is often a cyclical business in many developed markets, it is enjoying a growth stage in emerging markets. Our enthusiasm accounts for the Fund's substantial position in these markets.

On the supply side, the information revolution has been improving the way financial services companies conduct their business, allowing them to increase profits and better serve their customers.

Finally, the decline in trade barriers around the world ensures that goods and services can move more freely across borders. As trade barriers decrease, the best companies are able to furnish goods and services to their customers regardless of location. We now view Hong Kong Shanghai Bank (HSBC) as a true international competitor, along with Citicorp and ABN Amro. We believe such large global franchises will continue to increase in value. As demand grows and technology continues to revolutionize how banks do business, we expect them to become more profitable and to be rewarded by higher stock prices.

Q    COULD YOU DISCUSS THE ROLE OF TECHNOLOGY IN THE FINANCIAL SERVICES
     INDUSTRY?

A    Technology is changing the way banks set up their cost structure and profitability targets, allowing them to significantly reduce office costs and implement lower-cost distribution networks by scaling back on the expensive branch system.

Historically, small banks were more profitable than large banks. They were located in small towns and could service their customers better because they knew them better. Today all this is changing because small banks can't keep up with spending on technology. They are left with no real solutions other than to sell out or lose customers and eventually go out of business. Meanwhile, larger banks are enjoying increasing margins, which is driving consolidation. The combined entities are often able to merge back offices, cut costs, bring in new technology and increase margins, and so the cycle continues.

This trend in technology is gaining momentum elsewhere in the world, and we expect consolidation and improving margins to continue and increasingly spread to markets outside the U.S. These expectations are currently influencing our current investment thinking in Sweden and Hong Kong, where the trend is already in evidence.

Q    COULD YOU DESCRIBE YOUR INVESTMENT PROCESS?

A    We primarily look for strong franchises where earnings estimates have been rising, the expectations of management are positive and industry analysts are confirming that business is improving. In other words, we like strong businesses that are getting better. We also consider companies that may be mispriced, that is, companies where fear and uncertainty have led to stock prices at lower levels than we feel they should be. Such opportunities are particularly available in emerging markets. Also as part of our investment process, should we commit to an investment we see is not working out, we move quickly and
decisively.                                                       CONTINUED P.10


(5) The MSCI World Banking is an arithmetic average, weighted by market value, of the performance of 109 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(6) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

In Israel, for example, we've been discouraged by the lack of focus on shareholder value. One of the major reasons for our purchase was the potential for privatization of large, government-owned banks, a decision that has since been put on hold. As a result, we feel little shareholder value will be created over the next year or two, and have therefore reduced our holdings.

Q    WHAT WAS YOUR INVESTMENT STRATEGY OVER THE YEAR?

A    In the U.S., we've been purchasing large companies committed to increasing profitability by focusing on their customer base and technology. Examples include Bank of America, Citibank, Chase and First Chicago NBD.

Outside the banking industry, the Fund did well by investing in asset managers that had a great year on the back of more and more money coming into mutual funds. They also benefited from market appreciation, which increased their assets under management.

The Fund holds a significant weighting in Europe, mostly in the peripheral nations, including large overweighted positions in Sweden, Denmark and Ireland. Generally, we see more opportunities for consolidation in these markets, as well as more shareholder-friendly management and a better overall environment for financial services generally.

In Asia, the Fund's holdings include Peregrine Investments, the dominant investment bank of Southeast Asia. In addition, the Fund holds HSBC, a Hong Kong-based bank that has performed well for the Fund over the past six months on the back of strong earnings reports.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND?

A    Once the U.S. market finally ceases to outperform the rest of the world, we expect the performance of the Fund to remain strong. Over the year, we reduced the Fund's U.S. allocation because we are finding more compelling valuations for banks elsewhere. For example, stock of many foreign banks can be purchased at 60%-70% of book value, while U.S. banks have already had a huge rerating and many are at the top of historical price levels.

However, we currently expect to maintain the Fund's U.S. allocation, primarily because we are gearing up for takeover activity. In the emerging markets, we will continue to seek out attractive opportunities and will be watching Thailand closely for signs of strengthening and an opportunity to get back into the market. In Denmark and Sweden, we may look for an opportunity to increase holdings. We anticipate consolidation in the Nordic region, which should be positive for stock prices. In Ireland, as well, we expect the environment for financials to be very positive.

ABOUT THE PORTFOLIO MANAGER

A. JAMES ELLMAN - Portfolio Manager for Chancellor LGT Asset Management since 1995; Investment Analyst from 1994 to 1995. Prior to joining Chancellor LGT Asset Management, Mr. Ellman was an International Bank Examiner for the Federal Reserve Bank of New York. He received an M.B.A. from the Harvard Graduate School of Business.

EMERGING MARKETS
FINANCIAL SERVICES PENETRATION

Financial Service Penetration
Average Consumer Demand
GNP per capita (US$)
"Mattress Economy" 1,000 - Vietnam, Philippines
"Checking Account, ATM Card" 3,000 - Peru, South Africa
"First Mortgage" 4,000 - Uruguay, Malaysia
"Insurance, Mutual Funds" 14,000 - South Korea, Israel
"Brokerage, Foreign Investments, Private Banking" 20,000 - Singapore, Hong Kong


AS EMERGING ECONOMIES' GNP CONTINUES TO GROW, CONSUMER DEMAND FOR FINANCIAL SERVICES INCREASES AS DOES THE LEVEL OF SOPHISTICATION OF THE PRODUCTS.

Sources: GNP/Capita, World Bank, 1995 Factbook; Financial service examples, GT Global, Inc.


GT GLOBAL FINANCIAL SERVICES FUND
ALLOCATION OF NET ASSETS %

                                                        1996           1995
                                                     October 31     October 31
Banks-Regional                                          37.7           24.5
Banks-Money Center                                      17.2           17.2
Consumer Finance                                         9.6            5.2
Securities Broker                                        7.0           12.4
Other Financial                                          6.3           10.7
Investment Management                                    5.8            8.1
Real Estate                                              2.4            2.8
Insurance - Multi-Line                                   2.2            4.6
Short-Term & Other                                      11.8           14.5

                                             GT GLOBAL FINANCIAL SERVICES FUND


GEOGRAPHIC ALLOCATION OF NET ASSETS

Africa & Middle East                                    4.2%
Latin America                                           6.0%
Asia-Pacific                                           18.7%
Europe                                                 23.1%
U.S. Canada & Other                                    48.0%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section in this report.



GT GLOBAL FINANCIAL SERVICES FUND                                                                                          % OF
KEY PORTFOLIO HOLDINGS(7)                                                                                       COUNTRY  NET ASSETS

BANKAMERICA CORP. Provides diverse financial products and services to individuals, businesses, government        U.S.       3.0
agencies, and financial institutions throughout the world. The company's banking subsidiaries operate over
2,000 offices throughout the western and midwestern United States.

FIRST CHICAGO NBD CORP. Provides domestic retail banking, worldwide commercial banking, trust and                U.S.       2.5
investment management services, and other financial services. The company operates over 700 offices throughout the world.

CITICORP Citicorp, the parent of Citibank, provides a broad range of financial services. The company's           U.S.       2.5
operations include commercial, mortgage and investment banking, trust services, consumer finance and credit card services. The company operates in over 3,400 location in 96 countries and territories throughout the world.

INVESCO PLC A holding company with interests primarily in investment management groups. The groups activities     UK        2.5
include equity, fixed income and real estate, serving institutional, collective and individual investors throughout the world.

UNIDANMARK A financial services company providing banking, life insurance, annuity, disability insurance        DENMARK     2.4
and asset management and investment services. The Unibank subsidiary has over 280 branches, some of which are outside Denmark.

PEREGRINE INVESTMENT HOLDINGS An investment holding company whose subsidiaries are principally                 HONG KONG    2.3
engaged in corporate finance, securities and commodities brokerage, investment trading and other financial services.

ALLIANCE CAPITAL MANAGEMENT Provides investment management services internationally to institutions and          U.S.       2.3
individual investors. The company offers a variety of mutual funds and cash management products.

ZAGREBACKA BANKA Croatia's second largest bank with significant investments in the industrial holdings and      CROATIA     2.3
reconstructive infrastructure of the Croatian economy.

DEN DANSKE BANK One of Denmark's premier banks with commercial and retail banking activities. The               DENMARK     2.2
bank has over 400 branches in Denmark, in addition to offices in Europe, Asia and North America.

BANCO LATINOAMERICANO DE EXPORTACIONES S.A. A specialized multinational bank established to finance Latin       PANAMA      2.1
American and Caribbean foreign trade.


(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of health care companies, including those specializing in pharmaceuticals, biotechnology, medical devices and supplies, and health care services. The Fund's strategy is to invest in the securities of a variety of health care companies worldwide that we believe will benefit from economic, political and regulatory developments.



GT GLOBAL HEALTH CARE FUND
PERFORMANCE SUMMARY

                 GT GLOBAL              MSCI Health &
                HEALTH CARE             Personal Care             MSCI World
CLASS A SHARES     FUND                     Index                    Index
8/7/1989           9525                     10000                    10000
                   9608                     9856                     10034
                   9650                     10136                    10347
                   9858                     9800                     10050
                   10200                    10193                    10365
                   10368                    10522                    10564
                   9900                     10032                    10219
                   9908                     9604                     9696
                   10184                    9025                     9513
                   10184                    8897                     9668
                   11286                    9835                     10734
                   11587                    9767                     11097
                   11612                    9858                     11452
                   10844                    8937                     10502
                   10409                    7996                     9870
                   10718                    8744                     10758
                   11445                    8602                     11139
                   11729                    8784                     11243
                   12509                    9107                     11550
                   13546                    9951                     12607
                   14326                    9660                     12807
                   14034                    9737                     12852
                   14737                    9959                     13214
                   14051                    9346                     12603
                   15045                    9789                     13522
                   15422                    9759                     13790
                   15576                    10017                    13950
                   16527                    10181                    14712
                   15902                    9739                     14453
                   18518                    10450                    16468
                   18276                    10258                    15572
                   17517                    10083                    15263
                   16344                    9610                     14554
                   15317                    9745                     14471
                   15679                    10135                    15087
                   15066                    9797                     14553
                   15679                    9824                     15213
                   15291                    10065                    15276
                   14946                    9974                     14813
                   15058                    9706                     14685
                   16007                    9881                     14847
                   16016                    9963                     14649
2/28/1993          15446                    9998                     13688
                   13444                    10237                    13239
                   13634                    10832                    13387
                   13720                    11336                    13991
                   14540                    11599                    14405
                   14583                    11504                    13779
                   14195                    11743                    13123
                   14298                    12283                    13819
                   14868                    12058                    13950
                   15412                    12392                    14359
                   15567                    11693                    14161
                   16433                    12267                    14628
                   17550                    13078                    15124
                   16849                    12911                    14542
                   15749                    12357                    13906
                   15714                    12741                    14245
                   15654                    12776                    14437
                   14814                    12743                    14446
                   15437                    12987                    14429
                   17030                    13381                    15598
                   17022                    13031                    15579
                   16970                    13404                    16022
                   16554                    12825                    16077
                   16481                    12952                    16425
                   17012                    12760                    16837
                   17338                    12949                    17335
                   17897                    13575                    18319
                   17450                    14051                    18973
                   17385                    14174                    19209
                   17664                    14172                    19974
                   18773                    14884                    20632
                   19127                    14555                    20275
                   20049                    14982                    21750
                   20329                    14749                    22406
                   21409                    15264                    23270
                   22573                    15713                    24437
                   23729                    16000                    25028
                   24429                    16100                    25041
                   24906                    16371                    25446
                   25097                    16759                    25234
                   25521                    16777                    25687
                   24323                    16865                    26469
                   22106                    16272                    25841
                   23920                    16462                    26595
                   25691                    17109                    28206
10/31/1996         25034                    17232                    28849

CLASS B SHARES
                                               GT Global Health Care B
                                               MSCI World
                                               MSCI Health and Personal Care

Month           GT Global       MSCI World     MSCI Health and Personal Care
04/01/93        10,000          10,000         10,000
04/30/93        10,199          10,377         10,573
05/31/93        10,802          10,618         10,886
06/30/93        10,827          10,531         10,413
07/31/93        10,532          10,750         9,917
08/31/93        10,603          11,244         10,443
09/30/93        11,020          11,038         10,542
10/31/93        11,418          11,344         10,851
11/30/93        11,520          10,704         10,702
12/31/93        12,160          11,230         11,054
01/31/94        12,983          11,972         11,430
02/28/94        12,456          11,819         10,990
03/31/94        11,640          11,312         10,509
04/30/94        11,608          11,663         10,765
05/31/94        11,563          11,695         10,910
06/30/94        10,939          11,665         10,917
07/31/94        11,389          11,889         10,904
08/31/94        12,559          12,249         11,787
09/30/94        12,552          11,929         11,773
10/31/94        12,507          12,271         12,108
11/30/94        12,199          11,741         12,150
12/31/94        12,138          11,857         12,412
01/31/95        12,525          11,681         12,724
02/28/95        12,760          11,853         13,100
03/31/95        13,169          12,427         13,843
04/30/95        12,830          12,863         14,338
05/31/95        12,781          12,975         14,516
06/30/95        12,982          12,974         15,094
07/31/95        13,785          13,625         15,592
08/31/95        14,041          13,324         15,322
09/30/95        14,712          13,715         16,436
10/31/95        14,906          13,502         16,932
11/30/95        15,694          13,973         17,585
12/31/95        16,537          14,384         18,467
01/31/96        17,381          14,647         18,913
02/29/96        17,887          14,739         18,923
03/31/96        18,234          14,987         19,230
04/30/96        18,368          15,342         19,070
05/31/96        18,668          15,358         19,412
06/30/96        17,784          15,438         20,002
07/31/96        16,158          14,895         19,528
08/31/96        17,476          15,069         20,098
09/30/96        18,763          15,662         21,316
10/31/96        17,973          15,774         21,802


The charts above show the performance of the GT Global Health Care Fund, Class A and Class B shares, versus the MSCI World Index and the MSCI Health and Personal Care Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995 would have been worth $14,499 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class          Without Sales Charge(2)             With Sales Charge
                    1-Year  5-Year  Life of Fund    1-Year  5-Year  Life of Fund
Class A(3)          23.14    8.66      14.29        17.30    7.61      13.53
Class B(3)          22.59     N/A      18.32        17.59     N/A      17.78
Advisor Class(4)    23.82     N/A      29.92          N/A     N/A        N/A


HISTORICAL PERFORMANCE %(2)
ANNUAL TOTAL RETURNS

             1989      1990      1991      1992      1993      1994      1995
Class A      8.85(3)  13.14     57.88    -13.51      2.61      0.29     36.96
Class B       N/A       N/A       N/A       N/A     21.60(3)  -0.19     36.24


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3) The Fund began operations on August 7, 1989; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The data above represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                                     GT GLOBAL HEALTH CARE FUND

INTERVIEW WITH PORTFOLIO MANAGER MIKE YELLEN

Q    IT LOOKS LIKE THE FUND PERFORMED QUITE WELL OVER THE PAST YEAR.

A    Yes, it's been an excellent year. The Fund's total return for the 12 months ended October 31, 1996, was 23.14% for Class A shares (17.30% including the maximum 4.75% sales charge). Total return for Class B shares was 22.59% (17.59% including the effect of the 5% contingent deferred sales charge).

Q    HOW HAS THE FUND PERFORMED RELATIVE TO ITS PEERS?

A    As of September 30, 1996, the Fund's one-year total return for Class A shares placed it fourth within its peer group of 19 health/biotechnology funds, according to Lipper.(5)

Q HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK INDICES, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(6) AND THE MSCI HEALTH AND PERSONAL CARE INDEX?(7)

A    Total return for the MSCI World Index for the 12 months ended October 31,
1996, was 16.83%, while the return for the MSCI Health and Personal Care Index was 28.76% over the same investment period. It's important to remember that the MSCI Health and Personal Care Index comprises solely health care products companies, whereas the Fund invests in a broader category of health care products and services companies.

Q    HOW HAS HEALTH CARE PERFORMED OVERALL?

A    Health care industries have traditionally performed very strongly, basically because of sound fundamentals. The July/August market correction was, in our opinion, a temporary setback, and actually provided some buying oppor-tunities. The market has been recovering well since then.

Q    HAVE YOU MADE ANY CHANGES TO THE FUND'S ALLOCATIONS AMONG THE INDUSTRIES?
A    Yes. We've decreased our holdings in health care services and increased our weighting in biotechnology.

Health care services are underweighted due to increasing reimbursement pressures and/or overvaluations affecting almost all health maintenance organization (HMO) stocks. We had large positions in United Healthcare and Pacificare, which were both hurt in the summer correction. When they subsequently rebounded, we sold off most of our positions to reduce the overall exposure. We're still positive about the long-term growth prospects for the sector and the better-managed companies; we simply think the risk factors have increased over the near term, and earnings estimates may not be achieved.

We also don't have significant exposure in other service companies such as home health care, nursing homes and physician practice management companies. Again, we believe the reimbursement and regulatory environment will continue to worsen. In fact, avoiding these types of investments is one reason we believe the Fund has done as well as it has. We have taken a common sense approach, steering clear of "hot" stocks. If we think the market is overpaying and the long-term fundamentals of a stock don't make sense, we aren't interested. For now, we find few areas in health care services attractive over the next 6 to 12 months.

Q    WHY IS THE FUND OVERWEIGHTED IN BIOTECH?

A    We prefer biotech companies, and have increased our weighting to 30.7% of the portfolio. The proprietary nature of their products can translate into increased pricing flexibility, higher profit margins and, in general, higher
quality and more stable revenue and profit streams.               Continued p.14

GT GLOBAL HEALTH CARE FUND
ALLOCATION OF NET ASSETS %

                                                        1996            1995
                                                     October 31      October 31

Biotechnology                                           30.7            8.0
Pharmaceuticals                                         25.4           38.8
Medical Technology & Supplies                           22.3           23.6
Health Care Services                                     8.2           24.0
Short-Term & Other                                      13.4            5.6


(5) The Fund's Class A shares ranked seventh out of eight funds for the five-year period ended September 30, 1996. Lipper rankings do not include sales charges. Different classes of shares are offered and their performance will vary. Past performance is no guarantee of future results. Lipper is a nationally recognized mutual fund research organization.
(6) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges-the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(7) The MSCI Health and Personal Care Index is an arithmetic average, weighted by market value, of the performance of 53 securities listed on major world stock exchanges. Index returns are given without dividends before December 1993; with dividends after December 1994. It is measured in U.S. dollars.

The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

We believe the Fund's heavier biotechnology weighting doesn't increase the risk profile. Most of the sector weighting is in companies whose product development risk is minimal because their products either are already approved or have had very compelling data released based on well-designed clinical trials.

In general, however, we don't think early-stage biotech (or medical device) companies are good long-term investments. The risk profile for early-stage companies is simply too high and the time line until sales and earnings begin is too long. The stocks are illiquid, and any setbacks with product development or large sellers looking to exit can precipitate extremely poor performance. Accordingly, we currently expect the Fund will have very minimal exposure to early-stage companies unless they are extremely attractively valued (that is, trading at little more than cash with a low cash-burn rate).

Instead, our biotech positions(8) are in companies that have already commercialized (Amgen), are in the process of ramping up sales with initial product launches (Biochem Pharma, Biogen, Centocor, Genetics Institute, Guilford Pharmaceutical), or are within 12 months of product approval for important drugs. In the latter case, the risk/reward profile, given previously released data and potential market size, must also be attractive (examples are Agouron Pharmaceuticals, Protein Design Labs and Myriad Genetics).

Within the biotech/pharmaceutical sector, companies can be split between large cap pharmaceuticals (such as Astra, Pfizer, Merck and Zeneca) and smaller cap plays (like TheraTech and Watson Pharmaceuticals). Although fundamentals remain strong for large cap drugs, valuations are full and we find better buying opportunities now in small caps that have sold off substantially from their highs. This approach is consistent with our current strategy to add value through underfollowed, smaller cap companies.

Q    WHAT ABOUT THE MEDICAL DEVICES/SUPPLIES SECTOR?

A    In medical devices/supplies, as in the biotechnology area, we seek to minimize risk by investing in companies with large target markets whose products have received regulatory clearance and are commercialized, or are on the verge of receiving clearance. In that sector our choices range from niche specialty plays (VISX) to standard value plays (Circon, Baxter, Sunrise Medical, Bard, Vital Signs, Utah Medical Products and Research Medical) to emerging technology plays somewhat similar to biotech companies from a risk/reward perspective (for example, Neoprobe, Neopath, Angeion, Lifecore Biomedical, Conceptus and Endosonics).

Q    WHAT'S YOUR OUTLOOK FOR THE INDUSTRY?

A    We believe the fundamentals that make health care an attractive growth industry are straightforward. First, demographics are a powerful stimulus. The elderly-the fastest-growing segment of the population in most developed countries-are by far the largest consumers of health care. We feel this trend is almost certain to continue over the next few decades. Second, innovation is providing a constant flow of new products to meet the demands of consumers. The result is an industry with a record of reliable growth, consistent innovation and high returns on capital, despite attempts by governments everywhere to hold down health care costs.

Third, we believe some of the greatest growth opportunities are in emerging markets, especially in the dynamic Asia-Pacific region. As standards of living improve, the portion of income spent on health care rises. Emerging nations and regions such as China, India and Southeast Asia are spending 1%-3% of their gross domestic product (GDP) on health care, while the developed world spends between 10%-15% of their GDP on health care. We believe these factors will drive growth for several decades.


ABOUT THE PORTFOLIO MANAGER

MIKE YELLEN - Portfolio Manager for Chancellor LGT Asset Management since 1996; Investment Analyst 1994-96. Prior to joining Chancellor LGT Asset Management, Mr. Yellen was a Senior Securities Analyst and Co-Portfolio Manager of the Franklin Global Health Care Fund for Franklin Resources. He is a graduate of Stanford University.


(8)  All holdings are as of October 31, 1996.

                                                     GT GLOBAL HEALTH CARE FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific                             1.1%
Europe                                  11.5%
North America & Other                   87.4%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section of this report.


GT GLOBAL HEALTH CARE FUND                                                                                                 % of
KEY PORTFOLIO HOLDINGS(9)                                                                                       Country  Net Assets

AMGEN The largest company in the biotechnology industry, Amgen's growth has been driven by its two flagship      U.S.       5.0
products: Epogen, which stimulates production of red blood cells (used by kidney dialysis patients);
and Neupogen, a white blood cell stimulant (used for chemotherapy patients).

PROTEIN DESIGN LABS, INC. Develops human and humanized antibodies and other novel proteins to treat certain      U.S.       4.9
disease conditions, including viral infections, autoimmune conditions, inflammatory diseases and cancer.

ASTRA AB Develops, manufactures and markets pharmaceuticals for gastrointestinal diseases                       SWEDEN      4.5
(such as Losec, an ulcer agent) and respiratory disease agents, cardiovascular preparations, anesthetics, agents for nervous system disorders and anti-infective agents.

BIOGEN Develops and manufactures drugs for human health care through genetic engineering. Primary focus is       U.S.       4.5
on the development and testing of products used for the treatment of multiple sclerosis, inflammatory and respiratory diseases, certain viruses and cancer.

VISX, INC. Develops and manufactures excimer laser systems designed to recontour the front surface of the        U.S.       4.1
cornea of the human eye to reduce or eliminate dependence on corrective lenses. These systems are designed to treat refractive disorders such as myopia, astigmatism and hyperopia with a procedure known as photorefractive keratectomy.

BIOCHEM PHARMA, INC. A pharmaceutical company specializing in the research, development, manufacturing and      CANADA      3.9
marketing of high-quality products for the prevention, treatment and detection of human diseases. Currently under development are tests for detecting infectious diseases, new vaccines and compounds for treating immune system diseases.

AGOURON PHARMACEUTICALS, INC. Designs and develops proprietary therapeutic and novel synthetic drugs             U.S.       3.4
directed at developing treatments for cancer and other diseases. The company's first drug, AG-337, is in
Phase II clinical trials for treatment of solid tumors.

GENETICS INSTITUTE, INC. Develops, manufactures and commercializes protein-based pharmaceutical products using   U.S.       3.2
recombinant DNA and other technologies. The company is developing products to treat anemia, hemophilia, cancer and AIDS.

PFIZER, INC. Produces ethical drugs, hospital products, animal health items, specialty chemicals, consumer       U.S.       3.0
products and mineral-based material science products. The company's products include Zoloft anti-depressant,
Zithromax antibiotic, Norvasc and Procardia cardiovascular drugs and Diflucan anti-fungal infection drug.

THERATECH, INC. Develops advanced, controlled-release drug delivery products that administer drugs through       U.S.       2.8
the skin, by mouth to the gastrointestinal tract, through tissues in the oral cavity and by other means. The company currently has over 20 products in development that span a variety of delivery technologies and therapeutic areas.



(9) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure. We continue to focus a sizable portion of our attention on companies in emerging markets based on our belief that the bulk of rapid infrastructure growth is in emerging nations.

GT GLOBAL INFRASTRUCTURE FUND
PERFORMANCE SUMMARY
                         GT GLOBAL                MSCI
CLASS A SHARES      INFRASTRUCTURE FUND        World Index

5/31/1994               9525                     10000
                        9567                      9974
                        9992                     10165
                       10400                     10473
                       10325                     10200
                       10392                     10492
                       10042                     10039
                        9817                     10138
                        9567                      9987
                        9308                     10135
                        9133                     10626
                        9625                     10998
                       10000                     11094
                       10292                     11093
                       10750                     11650
8/31/1995              10583                     11393
                       10600                     11727
                       10092                     11544
                       10267                     11947
                       10417                     12299
                       10725                     12524
                       10833                     12602
                       10942                     12814
                       11742                     13118
                       12033                     13131
                       12183                     13200
                       11650                     12736
                       11917                     12885
                       12167                     13392
10/31/1996             12008                     13488

CLASS B SHARES
                                               GT Global Infrastructure B
                                               MSCI World

Month           GT Global       MSCI World
05/31/94        10,000          10,000
06/30/94        10,044           9,974
07/31/94        10,481          10,165
08/31/94        10,901          10,473
09/30/94        10,822          10,200
10/31/94        10,892          10,492
11/30/94        10,525          10,039
12/31/94        10,271          10,138
01/31/95        10,017          9,987
02/28/95         9,738          10,135
03/31/95         9,554          10,626
04/30/95        10,061          10,998
05/31/95        10,446          11,094
06/30/95        10,752          11,093
07/31/95        11,225          11,650
08/31/95        11,041          11,393
09/30/95        11,050          11,727
10/31/95        10,525          11,544
11/30/95        10,700          11,947
12/31/95        10,857          12,299
01/31/96        11,164          12,524
02/29/96        11,277          12,602
03/31/96        11,382          12,814
04/30/96        12,213          13,118
05/31/96        12,511          13,131
06/30/96        12,660          13,200
07/31/96        12,100          12,736
08/31/96        12,371          12,885
09/30/96        12,633          13,392
10/31/96        12,158          13,488


The charts above show the performance of the GT Global Infrastructure Fund Class A and Class B shares since the Fund's inception versus the MSCI World Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,100 on October 31,1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class             Without Sales Charge(2)            With Sales Charge
                       1-Year       Life of Fund      1-Year       Life of Fund
Class A(3)               19.08          10.05          13.42           7.86
Class B(3)               18.37           9.51          13.37           8.41
Advisor Class(4)         19.60          14.38            N/A            N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data does not reflect the maximum 4.75% sales charge and the 5.0% contingent deferred sales charge for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.
(3)  The Fund began operations on May 31, 1994.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's Investment advisor may waive some fees and/or reimburse some expenses, without which performances would be lower. Waiver and reimbursements are subject to change.

                                               GT GLOBAL INFRASTRUCTURE FUND

INTERVIEW WITH PORTFOLIO MANAGER DAVID SHERRY

Q    HOW DID THE FUND PERFORM?

A    While the Fund has had a good year, most of the gains where achieved during the first six months of the period. For the 12 months ended October 31, 1996, the Fund's total return was 19.08% for Class A shares (13.42% including the maximum 4.75% sales charge) and 18.37% for Class B shares (13.37% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 16.83% for the Morgan Stanley Capital International (MSCI) World Index.(5)

Q    WHAT FACTORS WORKED IN FAVOR OF THE FUND?

A    The Fund's returns were buoyed by the performance of U.S., Italian and
Spanish markets, in addition to general strength in Latin America. In the U.S., the Fund benefited from a continuation of the bull market, as well as a shift from technology to more cyclical infrastructure-type stocks. Post-electoral gains in Italy and Spain also worked in favor of the Fund, largely due to expectations of lower interest rates. Specifically, DSP Communications (a leading provider of chip sets) in the U.S. and Spain's Endesa (a major producer and provider of electricity) and Telefonica (the dominant provider of telecommunications services) have done particularly well.

Q    WHAT IMPACT HAVE EMERGING MARKETS HAD ON THE FUND'S PERFORMANCE?

A    By now the Mexican peso crisis has become a dim memory and increasing confidence in emerging markets has been positive for the Fund. Private sector capital flows have resumed, and even Mexico has come back into favor with foreign investors. Even the peso's recent bout of instability, in our opinion, is vastly different from the conditions that caused the devaluation at the end of 1994. In fact, we believe fundamentals actually continue to favor the peso, as monetary policy has sensibly balanced supply and demand for them.

Although we continue to believe in Asia's long-term potential, over the shorter term, the Fund's holdings in a number of these markets detracted somewhat from its positive returns. While regional stock markets demonstrated strong growth over the first six months of the year, weakness was a common trend over the remainder of the period, apart from Malaysia and Indonesia which enjoyed solid gains over the last three months. In particular, the Korean and Thai markets were two of the worst performers over the 12 months and affected the Fund's performance. Korea's blue-chip companies suffered from weak earnings on the back of disappointing export growth. As exports continued to post negative growth and import growth refused to come down, the trade deficit expanded to US$3billion and the current account deficit hit a record high at US$2.3billion in July. Similarly in Thailand, stock market underperformance has been driven by poor corporate profits and problems in their banking industry.


ASIAN INFRASTRUCTURE REQUIREMENT ESTIMATES


US$ billions

TRANSPORTATION      POWER       TELECOM      ENVIRONMENT
   1322.2           205.6        89.3           61.8



Source:  Infrastructure Finance, 1995, 1996.



Q    WHAT MARKETS ARE CURRENTLY IN YOUR FAVOR?

A    In general, the emerging markets have enormous power needs and tremendous potential. Pakistan is one such country and, while its stock market has had a difficult year, we are encouraged by the World Bank's support of certain infrastructure projects. We are also attracted by opportunities such as Hub Power, the Fund's largest holding in Pakistan, a company that is partially owned
and managed by National Power of the UK.                          CONTINUED P.18


(5) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on the major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

Q    HOW HAVE PRIVATIZATIONS AFFECTED THE FUND'S PERFORMANCE?

A    We've seen an increasing number of privatizations around the world as governments have recognized that private companies can often provide infrastructure projects with good access to capital and better management skills
- a significant break from their traditional view of state control. Over the past year, as this trend has become more pronounced, the Fund has benefited from rail privatizations in Canada, New Zealand and the UK, and we anticipate further opportunities arising from privatizations in Australia and Continental Europe.

Q    COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A    The basic strategy of the Fund is to find infrastructure opportunities at attractive valuations. We use a number of measures to determine value, including price-to-earnings relative to earnings growth rate, price-to-replacement value and price-to-cash flow ratios.

No major shifts have occurred in the Fund's strategy, essentially due to the nature of the industry. Infrastructure development tends to take place over a long period of time, with the exception of the telecommunications sector where dramatic changes from a technological or regulatory perspective can take place quickly. In most other infrastructure sectors we remain focused on finding companies we think will grow with the pace of infrastructure development around the world.

Q    LOOKING AHEAD, WHERE DO YOU EXPECT TO FIND OPPORTUNITIES?

A Emerging economies continue to stand out as areas of tremendous potential although, over the short term, their markets can be volatile. As these nations enjoy increasing stability and economic growth, we anticipate their needs for infrastructure development will accelerate. We are also attracted by capital goods producers (power plants and other infrastructure building blocks), which we believe stand to benefit from an increase in demand for equipment to build emerging market infrastructure.

In general, we continue to like the growth of telecom, the stability of electric utilities, the sales potential of the capital goods side and the rationalization opportunities in transportation. Moreover, we believe privatizations, whereby entrepreneurial and managerial skills are applied to formerly state-run companies, can lead to improved returns and are often attractive investments.


ABOUT THE PORTFOLIO MANAGER

DAVID L. SHERRY, CFA - Portfolio Manager for Chancellor LGT Asset Management since 1994; Investment Analyst from 1993. Prior to joining Chancellor LGT Asset Management, Mr. Sherry was a Senior Securities Analyst for Franklin Resources. He received an M.B.A. from the University of California, Los Angeles.


GT GLOBAL INFRASTRUCTURE FUND
ALLOCATION OF NET ASSETS %

                                             1996                  1995
                                          October 31            October 31

Energy                                        30.8                27.3
Services                                      27.2                20.7
Materials/Basic Industry                      17.2                15.0
Capital Goods                                 12.9                20.7
Technology                                     2.7                 9.3
Multi Industry/Misc.                           1.6                 2.2
Short-Term & Other                             7.6                 4.8

                                               GT GLOBAL INFRASTRUCTURE FUND


GEOGRAPHICAL ALLOCATION OF NET ASSETS

Middle East                         8.2%
Latin America                      15.2%
Asia-Pacific                       18.4%
Europe                             24.7%
US. & Canada                       33.5%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section in this report.



GT GLOBAL INFRASTRUCTURE FUND                                                                                              % of
KEY PORTFOLIO HOLDINGS(6)                                                                                       Country  Net Assets


LA CEMENTOS NACIONAL, C.A. With a greater than 60% market share, La Cementos Nacional is Ecuador's              ECUADOR     3.3
largest cement manufacturer and enjoys a virtual monopoly in much of its territory. We believe the company, a subsidiary of Holderbank, the Swiss cement giant, has one of the best management teams in the region and yet trades at a large discount to comparable cement companies in Latin America.

TADIRAN TELECOMMUNICATIONS LTD. A partial spin-off from Tadiran of Israel, it is a developer and supplier       ISRAEL      3.2
of Wireless Local Loop systems, which, in our opinion, have major potential in emerging markets. In addition, the company is a provider of advanced telecommunications equipment which is also sold to developing market.

MANNESMANN AG Manufactures plant and machinery equipment, automotive technology and electronic                  GERMANY     3.2
engineering through its subsidiaries. The company also provides telecommunication services, tube and pipe production, and other activities.

GIANT CEMENT HOLDING Manufactures portland and masonry cement for the residential, commercial and                U.S.       2.9
infrastructure construction markets. The company owns and operates two limestone quarries and manufacturing facilities through its wholly owned subsidiaries, Giant Cement Company and Keystone Cement Company.

EDISON S.p.A. The company's activities include providing thermoelectric and co-generating services, running      ITALY      2.9
power stations, and researching, producing and distributing crude oil.

COMPANIA BOLIVIANA DE ENERGIA ELECTRICA Generates, transmits, distributes and sells electricity in Bolivia.     BOLIVIA     2.9

RMI TITANIUM CO. Produces titanium mill (ingot, slab, bloom, billet, bar, plate, sheet, strip and welded tube)   U.S.       2.8
and fabricated products for the global market. The company's fabricated products include pipe, tube and cut shapes, used primarily in the aerospace, oil and gas, geothermal energy production and chemical process industries.

COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG) Provides electrical utility services for industrial,               BRAZIL      2.8
commercial, residential and rural customers in the State of Minas Gerais.

ENRON GLOBAL POWER & PIPELINES L.L.C. Owns and manages the non-United States power plant and                     U.S.       2.7
natural gas pipeline operations of Enron Corporation. The company's interests include two power plants in the Philippines, a power plant in Guatemala and a natural gas pipeline system in Argentina. Its activities also include developing projects in India, Colombia and other developing countries.

DSP COMMUNICATIONS, INC. Develops chipsets and products for the wireless personal communications                 U.S.       2.7
services (PCS) market. The company also develops, markets, licenses and supports application-specific integrated circuits (ASIC) and soft-ware based on digital signal processing (DSP) technology for a variety of cellular and PCS applications.


(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing in equity securities of companies worldwide that own, develop or explore natural resources, or that supply goods and services to such companies. Natural resources companies include those that own, explore or develop ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forestry products, foodstuffs, refined products such as steel, and other basic commodities. The Fund seeks to invest in companies we believe have potential earnings growth that outpaces expectations, such as those growing their reserves quickly by making new discoveries or increasing production.


GT GLOBAL NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

                        GT GLOBAL
                         NATURAL
CLASS A SHARES          RESOURCES      MSCI World
                          FUND           Index
5/31/1994                 9525           10000
                          9358           9974
                          9658           10165
                          10142          10473
                          10475          10200
                          10342          10492
                          9783           10039
                          9691           10138
                          9098           9987
                          8989           10135
                          9023           10626
                          9441           10998
                          9566           11094
                          9624           11093
8/31/1995                 10142          11650
                          10009          11393
                          9917           11727
                          9558           11544
                          9950           11947
                          10375          12299
                          10878          12524
                          11658          12602
                          12212          12814
                          13235          13118
                          13721          13131
                          13034          13200
                          12581          12736
                          13587          12885
                          14376          13392
10/31/1996                14627          13488


CLASS B SHARES
                                GT Global Natural Resources B
                                MSCI World

Month           GT Global       MSCI World
05/31/94        10,000          10,000
06/30/94         9,825           9,974
07/31/94        10,131          10,165
08/31/94        10,630          10,473
09/30/94        10,971          10,200
10/31/94        10,831          10,492
11/30/94        10,245          10,039
12/31/94        10,143          10,138
01/31/95         9,512           9,987
02/28/95         9,407          10,135
03/31/95         9,433          10,626
04/30/95         9,862          10,998
05/31/95         9,994          11,094
06/30/95        10,047          11,093
07/31/95        10,581          11,650
08/31/95        10,441          11,393
09/30/95        10,345          11,727
10/31/95         9,959          11,544
11/30/95        10,371          11,947
12/31/95        10,799          12,299
01/31/96        11,325          12,524
02/29/96        12,132          12,602
03/31/96        12,694          12,814
04/30/96        13,755          13,118
05/31/96        14,264          13,131
06/30/96        13,536          13,200
07/31/96        13,071          12,736
08/31/96        14,106          12,885
09/30/96        14,922          13,392
10/31/96        14,876          13,488


The chart above shows the performance of the GT Global Natural Resources Fund, Class A and Class B shares, since the Fund's inception, versus the MSCI World Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995 would have been worth $15,403 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class              Without Sales Charge(2)           With Sales Charge
                        1-Year       Life of Fund       1-Year     Life of Fund
Class A(3)              53.04          19.40           45.77          17.02
Class B(3)              52.39          18.82           47.39          17.84
Advisor Class(4)        53.76          35.58             N/A            N/A


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.
(3)  The Fund began operations on May 31, 1994.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                              GT GLOBAL NATURAL RESOURES FUND

INTERVIEW WITH PORTFOLIO MANAGER DEREK WEBB

Q    HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A    The Fund continues to do well. Its total return for the 12 months ending
October 31, 1996, was 53.04% for Class A shares (45.77% including the maximum 4.75% sales charge). Total return for Class B shares was 52.39% (47.39% including the effect of the 5% contingent deferred sales charge). During the same period the Morgan Stanley Capital International (MSCI) World Index(5) returned 16.83%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in the natural resources industry.

Q THE FUND IS OVERWEIGHTED IN ENERGY EQUIPMENT AND SERVICES STOCKS. CAN YOU EXPLAIN WHY?

A    As of the end of the period, energy equipment and services accounted for
26.8% of the portfolio because earnings keep coming in better than expected. These companies have the earnings revisions, earnings surprises, earnings momentum and relative strength that are key to our strategy. An example is Reading and Bates, which operates offshore oil platforms. The company has done very well because the market for these platforms has gotten very tight. As oil companies look for oil further and further offshore, demand for these platforms is at a premium because there is only a limited supply. Accordingly, Reading and Bates' leasing rates have risen dramatically, and the company has shown very strong earnings growth.

Many of the companies in our top 10 holdings fall into the energy equipment and services group: Rowan Companies (contract drilling of oil and gas wells), Western Atlas (supplies oilfield services and industrial automation systems), Energy Ventures (manufactures oil well equipment), Atwood Oceanics (owns or operates oil and gas drilling rigs), Cooper Cameron (manufactures production equipment for oil and gas industry) and Global Marine (operates offshore drilling rigs). All have been strong contributors to the Fund's return this year because the prices of what they sell--whether pipes or leasing offshore drilling platforms--are rising.

Q    WHAT IS YOUR OUTLOOK FOR THE VARIOUS COMMODITIES?

A    It's important to remember that our stock selection is primarily based on company specifics and, to a lesser degree, on whether we are bullish, neutral or bearish on the related commodity. However, based on current assessments, we tend to feel bullish on uranium, grain prices, tin, lead, zinc and nickel. We are neutral on gold, silver, platinum, oil and natural gas and chemicals. And we are bearish on forest products, carbon steel, copper and aluminum.

NATIONS REFORMING MINING LAWS

AMERICAS
Argentina: 30-Year Tax Stability on           Triton Energy--Colombia
 Mining Investments, 1993                     Benton Oil & Gas--Venezuela
Ecuador: New Mining Code introduced, 1991
Mexico: New Mining Law introduced, 1990

AFRICA
Ghana: New Minerals and Mining Law, 1986      Abacan Resource--Nigeria
Mali: New Mining Code introduced, 1991        H.J. Joel Mining--S. Africa
Zimbabwe: New Small Scale Mining
 Regulations, 1991

S.E. ASIA
Philippines: Mining Law introduced, 1990      Bre-X Minerals--Indonesia
                                              Rutherford Moran--Thailand

CENTRAL ASIA

Mongolia: Mining Law introduced, 1990

EUROPE

Sweden: New Economic Policies about Mining
 Investments, 1992
Russia: New Mineral Exploration Licensing
 Law, 1993










(5) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges-- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED


Q WHAT IS YOUR STOCK SELECTION CRITERIA? HAVE YOU MADE ANY CHANGES IN YOUR STRATEGY?

A    Our strategy remains the same. We look for companies whose stock prices we believe will increase independently of the relevant commodity prices. We look for companies growing their reserves quickly by making new discoveries, or increasing production quickly using new discoveries or current reserves. We screen for companies going through major reorganizations such as cost-cutting, spinoffs or takeovers, and select companies whose earnings growth, in our opinion, is likely to outpace expectations. Companies with potential for positive quarterly earnings surprises and positive earnings revisions by Wall Street analysts are also attractive. Finally, we invest in companies we believe display strong fundamentals, such as high return on equity, low debt and highly predictable earnings and cash flow.

An example of a company that continues to do well because of growth in reserves includes Bre-X Minerals, a Canadian company that has discovered a large gold mine in Indonesia. Although the price of gold has remained flat, we believe Bre-X's stock price has risen because of its huge growth in reserves.

Q    WHERE ARE YOU FINDING GLOBAL OPPORTUNITIES?

A    Many countries have rewritten their mining laws to allow foreign participation in the realization of their mineral wealth. Not only are these emerging markets a source of new demand for raw materials and fuel, they are also a vast new area of supply. While keeping in mind that many emerging markets can be volatile, we're finding opportunities in North American companies that are taking advantage of the opening up of mineral resources in Latin American, African, Southeast Asian and former eastern bloc markets.

At the same time, new technology is enabling companies to find huge amounts of mineral reserves. We're keeping our eye on companies that have been taking advantage of new technology and staking claims around the world. These new explorations are leading to rapid growth in reserves and production, and we will continue to seek out high-growth companies benefiting from these opportunities.

Q    WHAT'S YOUR OUTLOOK FOR THE NATURAL RESOURCES SECTOR?

A    We continue to feel bullish, although we realize these markets can be volatile. We maintain our belief that global economic growth should provide a positive environment for commodity prices.

Q    WHAT WERE THE MAJOR FACTORS AFFECTING THE FUND'S PERFORMANCE?

A The Fund's strong showing over the past year can be attributed primarily to company-specific, rather than macroeconomic, factors. Chesapeake Energy Corp. continues to be a strong performer and is a good example of a company that meets our investment criteria. Chesapeake, which produces natural gas in Texas and Louisiana, is growing its reserves and production very quickly because of new technology. Instead of drilling vertically, they're drilling horizontally, which has led to dramatically increased production.

ABOUT THE PORTFOLIO MANAGER

DEREK WEBB, CFA -- Portfolio Manager for Chancellor LGT Asset Management since 1994, and Research Analyst from 1992 to 1994. Mr. Webb received an M.B.A. from the Wharton Business School.

GT GLOBAL NATURAL RESOURCES FUND
ALLOCATION OF NET ASSETS %

                                                       1996            1995
                                                    October 31      October 31

Energy Equipment & Services                             26.8             -
Oil                                                     25.8           31.3
Gold                                                    12.4            4.8
Gas Production & Distribution                           11.8             -
Chemicals                                                4.7           12.8
Metals--Steel                                            4.7            7.1
Metals--Non-Ferrous                                      2.5            8.2
Energy Sources                                           1.9             -
Misc. Materials & Commodities                            1.6            6.5
Transportation--Shipping                                 1.1             -
Miscellaneous                                            1.1             -
Machinery & Engineering                                   -             9.5
Forest Products                                           -             7.7
Food                                                      -             3.2
Short-Term & Other                                       5.6            8.9

                                          GT GLOBAL NATURAL RESOURCES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Africa                                   1.7%
Asia-Pacific                             4.2%
Europe                                  10.5%
Canada                                  15.5%
U.S. & Other                            68.1%


Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section in this report.


GT GLOBAL NATURAL RESOURCES FUND                                                                                           % OF
KEY PORTFOLIO HOLDINGS(6)                                                                                       COUNTRY  NET ASSETS


ENI SpA. SPONSORED ADR Operating in 80 countries, ENI explores for, produces, refines, transports and            ITALY      6.3
markets oil and natural gas and produces chemicals. The company offers engineering and project management services to the petroleum industry.

VERITAS DGC, INC. Provides seismic data acquisition and processing services on a worldwide basis to the          U.S.       5.6
petroleum industry. The company operates seismic survey ships, land data acquisition crews and geophysical data processing centers around the world.

ROWAN COMPANIES, INC. Performs contract drilling of oil and gas wells and provides contract and charted          U.S.       3.3
aviation services to related operations. The company operates domestically offshore and onshore and in foreign waters. Rowan owns 24 offshore rigs and 17 deep water jack-ups. The company also manufactures heavy mining, timber and construction equipment and builds oil rigs.

BENTON OIL & GAS COMPANY Explores, develops and manages oil and gas properties. The company's properties         U.S.       3.3
are located in the Gulf Coast region of Louisiana, the West Siberian region of Russia and the eastern region of Venezuela. Benton also has operations in Oklahoma, Texas, Mississippi and California.

ABACAN RESOURCE CORP Acquires, explores for and develops oil and gas properties in Nigeria.                      U.S.       3.2

ENERGY VENTURES, INC. Offers oil and gas drilling services for exploration companies, including workover         U.S.       3.2
and completion services on offshore rigs. The company manufactures oil well equipment, such as downhole sucker rod pumps and downhole packers, and explores for and develops oil and gas in Louisiana, Oklahoma and
Texas.

ATWOOD OCEANICS, INC. Owns or operates oil and gas drilling rigs, with which it performs contract drilling of    U.S.       3.1
exploratory and developmental wells in offshore areas, primarily outside of U.S. waters. In addition, Atwood provides related support, management and consulting services.

WESTERN ATLAS, INC A supplier of oilfield services and industrial automation systems. The company's oilfield     U.S.       3.1
services include worldwide seismic services and wireline logging for exploration, development and production of crude oil and natural gas.

COOPER CAMERON CORP. Manufactures, markets and services production equipment for the oil and gas industry.       U.S.       3.0
The company manufactures pressure control equipment such as wellheads and gate and ball valves, undersea production systems and compression and power equipment.

GLOBAL MARINE, INC. An offshore drilling rig contractor that primarily operates in the Gulf of Mexico, the       U.S.       3.0
North Sea and offshore West Africa. The company owns approximately 26 oil and gas drilling rigs and offers offshore drilling management services.


(6) There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The Fund's strategy is to invest in companies that, in our opinion, are fast growing and innovative, including equipment providers, wireless services and emerging market telecommunications companies.


GT GLOBAL TELECOMMUNICATIONS FUND
PERFORMANCE SUMMARY

                   GT GLOBAL
CLASS A SHARES TELECOMMUNICATIONS  MSCI World       MSCI             Salomon
                     FUND             Index   Telecommunications  Global Telecom
1/27/92              9525             10000         10000             10000
                     9467             10054         9906              9867
                     9617             9882          9771              10137
                     9533             9418          9529              9870
                     9608             9551          10159             10296
                     9767             9933          10240             10530
                     9342             9602          10174             9879
                     9467             9628          10519             10346
                     9300             9864          10506             10407
                     9050             9775          10316             10070
                     9300             9512          10082             10006
                     9733             9684          10440             10331
                     9987             9764          10865             10715
                     10266            9799          10936             10715
                     10527            10033         11412             11038
                     10696            10616         11775             12082
                     10865            11110         11559             12100
                     11355            11368         12037             12549
                     11827            11275         12305             12584
                     12258            11509         12425             12904
                     13364            12038         13153             13806
                     13583            11818         12945             13581
                     14284            12145         13511             14252
                     13549            11460         12800             13436
                     14746            12023         13032             14315
                     15399            12818         13624             15453
                     14944            12654         12736             14620
                     14025            12111         12353             13826
                     14257            12487         12774             13962
5/31/94              14179            12521         12865             13898
                     13819            12489         12823             13770
                     14480            12728         13225             14330
                     15253            13114         13661             15094
                     14892            12772         13288             14658
                     15287            13137         13601             14840
                     14617            12570         12693             13874
                     14097            12694         12682             13618
                     13400            12506         12991             13376
                     13129            12690         13007             12909
                     13074            13305         13287             13509
                     13572            13771         13484             13863
                     13789            13891         13716             13890
                     14594            13890         13970             14126
                     15653            14588         14330             14681
                     15997            14265         14685             14901
                     16024            14684         15591             15306
                     14848            14455         15439             14817
                     15291            14960         15571             15051
                     15307            15400         16091             15386
                     16011            15681         16405             15717
                     16173            15780         16304             15593
                     16202            16045         16098             15565
                     17601            16425         16651             16183
                     18115            16442         16513             16141
                     17449            16528         16508             16259
                     15173            15947         15437             15447
                     16268            16134         15550             15759
                     16497            16768         15770             15958
10/31/96             15887            16888         16121             16137

CLASS B SHARES

                                               GT Global Telecommunications B
                                               MSCI World
                                               MSCI Telecommunications*
                                               Salomon Global Telecom

Month           GT Global       MSCI World     MSCI Telec     Salomon Global Telecom
04/01/93        10,000          10,000         10,000         10,000
04/30/93        10,150          10,377          9,801          9,839
05/31/93        10,599          10,618         10,207         10,204
06/30/93        11,041          10,531         10,434         10,232
07/31/93        11,435          10,750         10,536         10,492
08/31/93        12,461          11,244         11,153         11,226
09/30/93        12,658          11,038         10,976         11,043
10/31/93        13,304          11,344         11,457         11,588
11/30/93        12,618          10,704         10,854         10,925
12/31/93        13,720          11,230         11,050         11,640
01/31/94        14,322          11,972         11,552         12,565
02/28/94        13,897          11,819         10,799         11,888
03/31/94        13,038          11,312         10,475         11,243
04/30/94        13,247          11,663         10,831         11,353
05/31/94        13,167          11,695         10,909         11,301
06/30/94        12,830          11,665         10,873         11,197
07/31/94        13,432          11,889         11,214         11,652
08/31/94        14,154          12,249         11,583         12,273
09/30/94        13,801          11,929         11,267         11,919
10/31/94        14,170          12,271         11,533         12,066
11/30/94        13,544          11,741         10,763         11,281
12/31/94        13,049          11,857         10,754         11,073
01/31/95        12,406          11,681         11,016         10,876
02/28/95        12,144          11,853         11,029         10,497
03/31/95        12,093          12,427         11,267         10,985
04/30/95        12,550          12,863         11,434         11,273
05/31/95        12,744          12,975         11,631         11,294
06/30/95        13,489          12,974         11,846         11,486
07/31/95        14,453          13,625         12,151         11,937
08/31/95        14,766          13,324         12,452         12,116
09/30/95        14,782          13,715         13,220         12,446
10/31/95        13,692          13,502         13,091         12,048
11/30/95        14,097          13,973         13,203         12,238
12/31/95        14,104          14,384         13,644         12,511
01/31/96        14,745          14,647         13,911         12,780
02/29/96        14,887          14,739         13,825         12,679
03/31/96        14,905          14,987         13,650         12,656
04/30/96        16,187          15,342         14,119         13,159
05/31/96        16,650          15,358         14,002         13,124
06/30/96        16,036          15,438         13,997         13,220
07/31/96        13,934          14,895         13,089         12,561
08/31/96        14,940          15,069         13,185         12,814
09/30/96        15,136          15,662         13,372         12,976
10/31/96        14,275          15,774         13,669         13,121

The chart above shows the performance of the GT Global Telecommunications Fund, Class A and Class B shares, since the Fund's inception versus its various indices. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, reflect all Fund expenses and the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995 would have been worth $11,603 on October 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1996

Share Class              Without Sales Charge(2)          With Sales Charge
                        1-Year      Life of Fund       1-Year     Life of Fund
Class A(3)                 7.0          11.34           1.92          10.21
Class B(3)                6.46          11.09           1.46          10.44
Advisor Class(4)          7.49          11.04            N/A            N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS %

                          1992           1993           1994           1995
Class A                  4.85(3)        47.65          -4.40           8.58
Class B                    N/A          37.20(3)       -4.89           8.08


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This above performance data does not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3) The Fund began operations on January 27, 1992; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                              GT GLOBAL TELECOMMUNICATIONS FUND

INTERVIEW WITH LEAD PORTFOLIO MANAGER MICHAEL MAHONEY

Q    HOW DID THE FUND PERFORM?

A    The telecom area has been a difficult one this year.  For the 12 months ended October 31, 1996, the Fund's total return was 7.0% for Class A shares (1.92% including the maximum 4.75% sales charge) and 6.46% for Class B shares (1.46% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 4.42% for the MSCI Telecommunications Index(5) and 16.83% for the MSCI World Index.(6) The more comprehensive Salomon Brothers Global Telecommunications Index,(7) which has a component of emerging market stocks, returned 8.91% over the period.

Q COULD YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY AND HOW THE RECENT ENVIRONMENT HAS IMPACTED THE FUND?

A    Although the Fund is designed to invest in telecommunications stocks all over the world, recent market conditions have dictated a significant emphasis on equipment stocks in general, and U.S. equipment stocks in particular. While this strategy worked well for some time, the last nine months have seen a slowdown in the rate of growth for many equipment companies, as a result of regulatory and legal issues that have delayed the onset of competition in the U.S. Consequently, telecommunications companies have been slow to make capital commitments as they await a clearer picture of the market. In the meantime, they have been cutting back on equipment purchases and redirecting capital expenditure to particular types of upgrades and away from more mundane upgrading of basic infrastructure in the ground.

A number of equipment companies that sell to the cable TV industry have also been hurt by this delay, as well as by insufficient capital at cable TV companies. While we think the correction in equipment companies has been overdone and companies will have no choice but to upgrade in the long run, we believe regulatory uncertainty will remain in place until early 1997 at least. Accordingly, we have shifted the Fund's emphasis somewhat, modestly increasing our investments outside North America and shifting into some new service providers in the U.S. and Canada.

We also continue to emphasize many of the wireless service operators because we believe they are in a market generally made more attractive by increasing competition. We hold these stocks in several markets around the world, most notably in Japan, the U.S., Italy and Germany. Recent regulatory changes in the U.S. may also reduce the access fees wireless carriers pay to local phone companies, significantly increasing their profitability. Another type of equipment company that may do well in the near future is wireless equipment, where we hold companies like Ericsson (which is enjoying a strong upswing in its share price as a result of improved earnings in its cellular and PCS businesses), Nokia and other smaller players.

Q    WHAT COMPANIES HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

A. Holdings in Ericsson, MFS Communications (see case study below), and DSP Communications (maker of chip sets for cellular phones, primarily for the exploding Japanese market) have done well for the Fund. In addition, the Fund benefited from its holdings in Grupo Carso (a Mexican conglomerate with significant holdings in Telmex), 3Com Corp. (a leading global data networking company) and Andrew Corp. (an international supplier of communications systems
and services).                                                   CONTINUED P.26

HOW TO CONSOLIDATE AND GAIN MFS - A CASE STUDY

Not long ago, MFS Communications was the leading competitive access provider in the U.S.-commendable in itself. They have, however, in a short time become one of the best-positioned companies of their kind in the world. The genius lies in their determination and success in capturing the highest margin segment of the market- the business customer.

STEP 1. MFS became the leading local service provider to target the business segment.

STEP 2. Earlier this year they bought out UUNET, a provider of internet access options, also targeted to businesses.

STEP 3. The proposed merger with WorldCom, the fourth largest long-distance company in the U.S. selling to businesses, would enable them to become a fully integrated service company.

Customer and market reaction has been tremendous. The company's share price has enjoyed an increase of almost 140% over the period. Meanwhile, London is expected to be its largest market within six months, a difficult market to penetrate (currently New York is MFS's largest market) and an additional reaffirmation of its achievements.

(5) The MSCI Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 29 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(6) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,561 securities listed on major world stock exchanges-the U.S., Europe, Canada, Australia, New Zealand and the Far east. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(7) The Salomon Brothers Global Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalization of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The indices are unmanaged, not available for direct investment and do not incur the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

Q. HOW IS THE FUND POSITIONING ITSELF TO TAKE ADVANTAGE OF ADVANCEMENTS IN TECHNOLOGY?

A. Networking still represents a huge opportunity because of the remaining scope for increased global penetration. We are enticed by products that help Baby Bells connect their local networks together, aid in quick problem resolution or cut costs. We also like products that help build the wireless infrastructure, preferably with limited exposure to handsets. Our technology holdings are almost entirely positioned in the U.S., which dominates telecom technology.

Q    WHAT IS YOUR VIEW ON EMERGING MARKET TELECOM STOCKS?

A    While emerging markets have been doing reasonably well in the last couple of months, in general they have been laggards over the past two years. In part, their weakness is a result of previously strong performance of the stocks and fears over increasing competition in some countries. We have been selectively buying some of these stocks over the last year as confidence begins to return. Although competition is appearing in many markets, it is important to remember that telecom stocks in competitive countries tend to sell at higher multiples than those in countries with highly regulated, uncompetitive markets. The issue is timing. At first, it is often hard for the incumbent monopoly to deal with new realities of a competitive marketplace but, over time, they usually learn how it's done. As they become more efficient, they tend to become more profitable (and usually remain the dominant market share player).

Q    WHAT IS YOUR OUTLOOK FOR 1997?

A    We are optimistic about the industry's future and see very attractive valuations in several areas, especially emerging market telephone service companies. For now we will concentrate on selected equipment manufacturers and service providers in cellular and emerging market landlines, hoping to produce superior returns in the coming year.

We are somewhat concerned about service and equipment companies. It seems clear that cable companies are facing a greater challenge than ever in terms of raising the money they need to upgrade their basic infrastructure, although they continue to maintain a very good market position with the infrastructure they already have in the ground. Going forward, we don't think they have any choice but to spend; however, they may choose to slow that spending for a brief period of time because of bond rating issues or temporary concerns. Nevertheless, we believe the equipment area is well situated in the long run because of the trends toward increasing expenditure and greater competition in the U.S. and around the world.


OPPORTUNITIES IN THE FUND'S MAJOR GLOBAL TELECOMMUNICATIONS THEMES REMAIN UNDIMINISHED

STRONG GROWTH IN EMERGING MARKETS DEMAND FOR TELECOMMUNICATIONS SERVICES. The number of telephone lines per capita is a fraction of that in the developed world, and around 30% of the Fund is currently invested in emerging markets.

DEREGULATION OF PARTICULAR MARKETS. Telecommunications services and hardware are strong examples.

PRIVATIZATION OF NATIONAL TELEPHONE SYSTEMS. Many companies hold actual or near-monopoly positions in countries with highly indebted governments.

THE DEVELOPMENT OF NEW TECHNOLOGIES. The Fund's heavy weighting in the U.S. recognizes American leadership in this area.

THE RAPID EXPANSION IN THE NEED FOR EQUIPMENT. Most suppliers are currently based in, or listed principally on stock markets in, developed markets.


ABOUT THE PORTFOLIO MANAGERS

MICHAEL MAHONEY - Portfolio Manager for Chancellor LGT Asset Management since 1993; Investment Analyst from 1991 to 1993. Mr. Mahoney received an M.B.A. from Stanford Graduate School of Business.

DAVID L. SHERRY, CFA - Portfolio Manager for Chancellor LGT Asset Management since 1993. Previously, Mr. Sherry was a Senior Securities Analyst for Franklin Resources, Inc. He received an M.B.A. from the University of California, Los Angeles.

A. JAMES ELLMAN - Portfolio Manager for Chancellor LGT Asset Management since 1995; Investment Analyst from 1994 to 1995. Previously, Mr. Ellman was an international bank examiner for the Federal Reserve Bank of New York. He received an M.B.A. from the Harvard Graduate School of Business.


GT GLOBAL TELECOMMUNICATIONS FUND
ALLOCATION OF NET ASSETS%

                                                   1996           1995
                                                October 31     October 31
Telecom Equipment                                  25.4           18.8
Wireless Communications                            20.7           16.5
Telephone Networks                                 15.6           14.2
Telephone - Regional/Local                          5.9            3.9
Networking                                          5.5            0.3
Broadcasting & Publishing                           5.0            7.8
Cable Television                                    4.4            7.1
Telecom Technology                                  3.3            3.2
Aerospace/Defense                                   2.1            1.2
Multi-Industry/Misc.                                1.8            0.9
Semiconductors                                      1.6            3.8
Consumer Electronics                                1.4            2.0
Telecom - Other                                     1.0            0.1
Telephone - Long-Distance                           0.9            3.3
Short-Term & Other                                  5.4           16.9

                                              GT GLOBAL TELECOMMUNICATIONS FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Japan                                    9.0%
Latin America                            9.3%
Asia-Pacific ex-Japan                   12.9%
Europe                                  25.9%
North America & Other                   42.9%


Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section in this report.


GT GLOBAL TELECOMMUNICATIONS FUND                                                                                          % of
KEY PORTFOLIO HOLDINGS(8)                                                                                       Country Net Assets


MFS COMMUNICATIONS CO., INC. The largest provider of local competitive access (CAP)                              U.S.       5.0
telecommunications services in the U.S. Its subsidiary, MFS Datanet, is a leading provider of transmission facilities for Internet traffic.

3COM CORPORATION A leading global data networking company, 3Com provides a range of networking solutions         U.S.       4.6
including adapters, hubs, routers and switches for Ethernet, Token Ring and other high speed networks.

DDI CORP. Japan's second-largest provider of cellular phone services. The company also has                       JAPAN      4.5
a significant share of the domestic long-distance market.

L.M. ERICSSON TELEPHONE CO. One of the world's premier telecommunications equipment companies.                  SWEDEN      4.0
Its revenues derive primarily from its fast-growing radio communications division, with the remainder coming from its public telecommunications division and other telecommunications and defense-related businesses. The company enjoys product sales in over 100 countries.

NEWBRIDGE NETWORKS Manufactures time division multiplexer (TDM) products for telecom networks,                  CANADA      3.8
and packet switching, particularly frame relay asynchronous transfer mode (ATM), products. ATM boosts the efficiency and capacity of existing networks. The company controls half the world market for this technology.

NOKIA Manufactures and develops telecommunication systems and equipment. The company is the world's             FINLAND     3.2
second-largest, but fastest-growing, supplier of cellular equipment.

MANNESMANN A diversified industrial conglomerate involved in telecommunications, machinery, plant               GERMANY     2.8
construction, automotive technology, tubes and pipes. Mannesmann is the majority owner of Germany's second largest cellular company and also has investments in Italian cellular and Spanish and French paging companies.

ECI TELECOMMUNICATIONS LTD. The worldwide leader in digital circuit multiplication equipment (DCME)             ISRAEL      2.6
products, which when attached to various telecom transmission cables, increases carrying capacity. ECI is also a leader in the development of products for the SDH fiberoptic environment that multiplex, monitor and manage high-speed digital transmission of voice and data.

ORBITAL SCIENCES CORP. A space and information company that designs, manufactures and markets space              U.S.       2.1
technology products and satellite-based services.

SPT TELECOM The monopoly utility in the Czech Republic. The company is managed by a joint venture                CZECH      2.1
between the state telephone companies of Switzerland and the Netherlands.



(8) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

         CHANCELLOR LGT ASSET MANAGEMENT'S WORLDWIDE INVESTMENT OFFICES

                                   [WORLD MAP}

Singapore 1990
Hong Kong 1970
Tokyo 1982
Sydney 1982
San Francisco 1974
New York 1996
Toronto 1994
London 1969
Frankfurt 1985



Chancellor LGT Asset Management is a member of the $80 billion Liechtenstein Global Trust. Chancellor LGT Asset Management maintains fully staffed investment offices in London, Frankfurt, Hong Kong, Tokyo, Singapore, Sydney, Toronto, New York and San Francisco.

GT GLOBAL
THEME FUNDS

FINANCIAL
STATEMENTS

                             GT GLOBAL THEME FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of GT Global Consumer Products & Services Fund - Consolidated, GT Global Financial Services Fund - Consolidated, GT Global Health Care Fund, GT Global Infrastructure Fund - Consolidated, GT Global Natural Resources Fund - Consolidated, and GT Global Telecommunications Fund, six series of G.T. Investment Funds, Inc., including the portfolios of investments, as of October 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of G.T. Investments Funds, Inc. as of October 31, 1996, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (51.0%)
  Vons Cos., Inc.-/- ........................................   US            134,500   $  7,447,937         4.5
    RETAILERS-FOOD
  Central Garden and Pet Co.-/- .............................   US            273,400      6,459,075         3.7
    WHOLESALE & INTERNATIONAL TRADE
  Footstar, Inc.-/- .........................................   US            280,000      6,160,000         3.6
    RETAILERS-APPAREL
  TJX Cos., Inc. ............................................   US            147,200      5,888,000         3.4
    RETAILERS-APPAREL
  Jones Apparel Group, Inc.-/- ..............................   US            186,000      5,812,500         3.4
    RETAILERS-APPAREL
  Tiffany & Co. .............................................   US            155,300      5,746,100         3.3
    RETAILERS-APPAREL
  Ross Stores, Inc. .........................................   US            132,200      5,486,300         3.2
    RETAILERS-APPAREL
  Sun International Hotels Ltd.-/- ..........................   US            114,100      5,391,225         3.1
    LEISURE & TOURISM
  The Finish Line, Inc.-/- ..................................   US            124,200      5,278,500         3.1
    RETAILERS-APPAREL
  Seattle Filmworks, Inc.-/- ................................   US            276,500      5,253,500         3.0
    CONSUMER SERVICES
  Vans, Inc.-/- .............................................   US            311,100      5,172,038         3.0
    RETAILERS-APPAREL
  Safeway, Inc.-/- ..........................................   US            109,500      4,694,813         2.7
    RETAILERS-FOOD
  Universal Outdoor Holdings, Inc.-/- .......................   US            127,400      3,742,375         2.2
    BUSINESS & PUBLIC SERVICES
  Imax Corp.-/- {\/} ........................................   CAN            96,100      3,459,600         2.0
    CONSUMER SERVICES
  Tuesday Morning Corp.-/- ..................................   US            173,600      3,363,500         1.9
    RETAILERS-OTHER
  Borders Group, Inc.-/- ....................................   US             84,600      2,664,900         1.5
    RETAILERS-OTHER
  United Auto Group, Inc.-/- ................................   US             60,000      2,062,500         1.2
    CONSUMER SERVICES
  Dominick's Supermarkets, Inc.-/- ..........................   US             80,000      1,590,000         0.9
    RETAILERS-FOOD
  Abercrombie & Fitch Co.-/- ................................   US             68,800      1,513,600         0.9
    RETAILERS-APPAREL
  Lamar Advertising Co.-/- ..................................   US             22,700        624,250         0.4
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                          87,810,713
                                                                                        ------------
Consumer Non-Durables (35.9%)
  Philip Morris Cos., Inc. ..................................   US             66,500      6,159,563         3.5
    FOOD
  Coachmen Industries, Inc. .................................   US            212,300      5,944,400         3.3
    RECREATION
  Eagle Hardware & Garden, Inc.-/- ..........................   US            198,400      5,679,200         3.3
    HOUSEHOLD PRODUCTS

    The accompanying notes are an integral part of the financial statements.

                                       F2

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Wet Seal, Inc. "A"-/- .....................................   US            183,400   $  5,777,100         3.3
    TEXTILES & APPAREL
  Nike, Inc. "B" ............................................   US             93,600      5,510,700         3.2
    TEXTILES & APPAREL
  Gucci Group - NY Registered Shares{\/} ....................   ITLY           77,000      5,313,000         3.1
    TEXTILES & APPAREL
  Adidas AG - 144A ADR{.} -/- {\/} ..........................   GER           121,100      5,177,025         3.0
    TEXTILES & APPAREL
  Cannondale Corp.-/- .......................................   US            266,500      5,130,125         3.0
    RECREATION
  Fila Holding S.p.A. - ADR{\/} .............................   ITLY           66,200      4,766,400         2.8
    TEXTILES & APPAREL
  Harley-Davidson, Inc. .....................................   US             72,400      3,267,050         1.9
    OTHER CONSUMER GOODS
  Barco N.V. (Barco Industries) .............................   BEL            17,320      2,850,549         1.7
    OTHER CONSUMER GOODS
  K2, Inc. ..................................................   US            109,000      2,507,000         1.5
    RECREATION
  Consolidated Cigar Holdings, Inc.-/- ......................   US             75,000      2,043,750         1.2
    TOBACCO
  Noble China-/- {/\} .......................................   CHNA          341,200        954,352         0.6
    BEVERAGES - ALCOHOLIC
  Rally's Hamburgers, Inc.-/- ...............................   US            190,400        833,000         0.5
    FOOD
                                                                                        ------------
                                                                                          61,913,214
                                                                                        ------------
Multi-Industry/Miscellaneous (3.2%)
  Bulgari S.p.A. ............................................   ITLY          314,000      5,474,098         3.2
                                                                                        ------------
    MULTI-INDUSTRY
Finance (3.1%)
  Amer Group Ltd. ...........................................   FIN           231,600      5,239,010         3.0
    INVESTMENT MANAGEMENT
  Metris Cos., Inc.-/- ......................................   US              1,000         23,750         0.1
    OTHER FINANCIAL
                                                                                        ------------
                                                                                           5,262,760
                                                                                        ------------
Consumer Durables (1.2%)
  Boyds Wheels, Inc. ........................................   US            151,200      2,097,900         1.2
                                                                                        ------------
    AUTO PARTS
Technology (1.1%)
  Ingram Micro, Inc. "A"-/- .................................   US             95,000      1,710,000         1.0
    COMPUTERS & PERIPHERALS
  CyberMedia, Inc.-/- .......................................   US              5,800        129,050         0.1
    SOFTWARE
                                                                                        ------------
                                                                                           1,839,050
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (0.8%)
  Kevco, Inc.-/- ............................................   US            115,000   $  1,380,000         0.8
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $156,514,774) ................                            165,777,735        96.3
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust Co., due November 1, 1996, for an effective yield of 5.55%,
   collateralized by $9,665,000 U.S. Treasury Bond, 7.875%
   due 11/15/07 (market value of collateral is $10,791,312,
   including accrued interest). (cost $10,575,630) ..........                             10,575,630         6.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $167,090,404) * .....................                            176,353,365       102.4
Other Assets and Liabilities ................................                             (4,102,558)       (2.4)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $172,250,807       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {/\}  Security is denominated in Canadian Dollars.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $167,206,893 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,635,691
                 Unrealized depreciation:            (4,489,219)
                                                  -------------
                 Net unrealized appreciation:     $   9,146,472
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Belgium (BEL/BEF) ....................    1.7                   1.7
Canada (CAN/CAD) .....................    2.0                   2.0
China (CHNA/RMB) .....................    0.6                   0.6
Finland (FIN/FIM) ....................    3.0                   3.0
Germany (GER/DEM) ....................    3.0                   3.0
Italy (ITLY/ITL) .....................    9.1                   9.1
United States (US/USD) ...............   76.9        3.7       80.6
                                        ------     -----      -----
Total  ...............................   96.3        3.7      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $172,250,807.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Regional (37.7%)
  BankAmerica Corp. .........................................   US              6,200   $    567,300         3.0
  Zagrebacka Banka - 144A GDR{.} -/- {\/} ...................   CRT            20,000        387,500         2.3
  Sovereign Bancorp, Inc. ...................................   US             31,000        364,250         2.1
  First Tennessee National Corp. ............................   US             10,000        363,750         2.1
  Anglo-Irish Bank Corp., PLC: ..............................   IRE                --             --         2.1
    Common{/\} ..............................................   --            259,000        299,203          --
    Common ..................................................   --             50,000         58,168          --
  Sparbanken Sverige AB "A" .................................   SWDN           21,000        332,648         1.9
  NationsBank Corp. .........................................   US              3,300        311,025         1.8
  Banco Commercial S.A. - 144A ADR{.} {\/} ..................   URGY           18,400        303,600         1.8
  Commerce Bancorp, Inc. ....................................   US              9,150        253,913         1.5
  Bank of Nova Scotia .......................................   CAN             7,700        242,653         1.4
  Bank of Montreal ..........................................   CAN             8,000        241,963         1.4
  Banco BHIF - ADR-/- {\/} ..................................   CHLE           13,300        239,400         1.4
  Canadian Imperial Bank of Commerce ........................   CAN             5,700        236,809         1.4
  Bank of Boston Corp. ......................................   US              3,300        211,200         1.2
  Norbanken AB-/- ...........................................   SWDN            7,700        202,894         1.2
  LLoyds TSB Group PLC ......................................   UK             31,400        199,252         1.2
  Christiania Bank Og Kreditkasse-/- ........................   NOR            66,600        182,749         1.1
  Sydbank A/S ...............................................   DEN             4,500        164,920         1.0
  Mellon Bank Corp. .........................................   US              2,500        162,813         0.9
  Mark Twain Bancshares, Inc. ...............................   US              3,500        160,563         0.9
  Zions Bancorp. ............................................   US              1,700        153,850         0.9
  Cullen/Frost Bankers, Inc. ................................   US              5,000        150,313         0.9
  PT Bank Internasional Indonesia - Foreign .................   INDO          180,658        145,485         0.8
  Jyske Bank ................................................   DEN             2,000        144,197         0.8
  Grupo Financiero Banorte "B"-/- ...........................   MEX           120,000        119,701         0.7
  Westpac Banking Corp., Ltd. ...............................   AUSL           20,000        114,077         0.7
  Allied Irish Bank PLC{/\} .................................   IRE            17,794        112,769         0.7
  Amalgamated Banks of South Africa-/- ......................   SAFR           18,000         91,747         0.5
                                                                                        ------------
                                                                                           6,518,712
                                                                                        ------------
Banks-Money Center (17.2%)
  Citicorp ..................................................   US              4,500        445,500         2.5
  Unidanmark AS "A" .........................................   DEN             9,000        415,039         2.4
  Den Danske Bank ...........................................   DEN             5,280        378,863         2.2
  HSBC Holdings PLC .........................................   HK             13,000        264,819         1.5
  Chase Manhattan Corp. .....................................   US              3,000        257,250         1.5
  Bank Hapoalim Ltd.-/- .....................................   ISRL          158,000        214,480         1.2
  Bank of New York Co., Inc. ................................   US              6,000        198,750         1.2
  Bank of Tokyo - Mitsubishi ................................   JPN             8,750        178,493         1.0
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI           14,300        152,593         0.9
  Bank of Ireland ...........................................   IRE            18,000        147,901         0.9
  Security Bank Corp.-/- ....................................   PHIL           70,000        130,716         0.8
  Thai Farmers Bank Ltd. - Foreign ..........................   THAI           14,100        107,866         0.6

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Money Center (Continued)
  Commercial Bank of Korea ..................................   KOR             9,900   $     85,303         0.5
                                                                                        ------------
                                                                                           2,977,573
                                                                                        ------------
Consumer Finance (9.6%)
  First Chicago NBD Corp. ...................................   US              9,000        459,000         2.5
  Green Tree Financial Corp. ................................   US              6,600        261,525         1.5
  Promise Co., Ltd. .........................................   JPN             5,000        233,448         1.4
  Dean Witter, Discover & Co. ...............................   US              3,600        211,950         1.2
  Nichiei Co., Ltd. .........................................   JPN             3,000        199,947         1.2
  Acom Co., Ltd. ............................................   JPN             4,000        153,697         0.9
  First Financial Caribbean Corp. ...........................   US              5,100        131,325         0.8
  Metris Cos., Inc.-/- ......................................   US                500         11,875         0.1
                                                                                        ------------
                                                                                           1,662,767
                                                                                        ------------
Securities Broker (7.0%)
  Peregrine Investment Holdings Ltd. ........................   HK            245,000        394,512         2.3
  Hambrecht & Quist Group-/- ................................   US              8,500        168,938         1.0
  Nomura Securities Co., Ltd. ...............................   JPN            10,000        165,304         1.0
  Daiwa Securities Co., Ltd. ................................   JPN            14,000        151,411         0.9
  Nikko Securities Co., Ltd. ................................   JPN            15,000        143,762         0.8
  Yamaichi Securities Co., Ltd. .............................   JPN            22,000        122,641         0.7
  Dongwon Securities Co. ....................................   KOR             3,500         54,794         0.3
                                                                                        ------------
                                                                                           1,201,362
                                                                                        ------------
Other Financial (6.3%)
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN             7,200        376,200         2.1
  Shohkoh Fund ..............................................   JPN             1,200        252,176         1.5
  Investors Financial Services Corp. ........................   US              7,000        181,125         1.1
  Transaction Network Service-/- ............................   US             11,050        150,556         0.9
  JACCS Co., Ltd. ...........................................   JPN            16,000        127,178         0.7
                                                                                        ------------
                                                                                           1,087,235
                                                                                        ------------
Investment Management (5.8%)
  Invesco PLC: ..............................................   UK                 --             --         2.5
    ADR{\/} .................................................   --              9,000        336,375          --
    Common ..................................................   --             23,300         88,143          --
  Alliance Capital Management L.P. ..........................   US             14,200        395,825         2.3
  Franklin Resources, Inc. ..................................   US              2,500        176,250         1.0
                                                                                        ------------
                                                                                             996,593
                                                                                        ------------
Real Estate (2.4%)
  Alexander Haagen Properties, Inc. .........................   US             15,400        227,150         1.4
  Beacon Properties Corp. ...................................   US              5,500        161,563         0.9
  Tornet Fastighets AB-/- ...................................   SWDN            1,700         21,621         0.1
                                                                                        ------------
                                                                                             410,334
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Insurance - Multi-Line (2.2%)
  Corporacion Mapfre ........................................   SPN             4,000   $    197,601         1.1
  Axa Group .................................................   FR              2,940        183,689         1.1
                                                                                        ------------
                                                                                             381,290
                                                                                        ------------
Telecom - Other (1.5%)
  Gilat Satellite Networks Ltd.-/- {\/} .....................   ISRL            9,000        175,500         1.0
  Olivetti Group-/- .........................................   ITLY          303,000         87,956         0.5
                                                                                        ------------
                                                                                             263,456
                                                                                        ------------
Cable Television (1.0%)
  Matav-Cable Systems Media Ltd. - ADR-/- {\/} ..............   ISRL           11,000        166,375         1.0
                                                                                        ------------
Conglomerate (0.5%)
  First National Bank Holdings Ltd.-/- ......................   SAFR           14,000         76,882         0.5
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $14,352,751) .................                             15,742,579        91.2
                                                                                        ------------       -----

                                                                            NO. OF                       % OF NET
RIGHTS                                                         COUNTRY      RIGHTS                        ASSETS
-------------------------------------------------------------  --------   -----------                  -------------
  Security Bank Corp. Rights, expire 12/19/96 (cost
   $28,521)-/- ..............................................   PHIL           28,000         25,610         0.2
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                            NO. OF                       % OF NET
WARRANTS                                                       COUNTRY     WARRANTS                       ASSETS
-------------------------------------------------------------  --------   -----------                  -------------
  Peregrine Investment Holdings Ltd. Warrants, expire 5/15/98
   (cost $0)-/- .............................................   HK             24,500          4,595          --
                                                                                        ------------       -----
    SECURITIES BROKER

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                                      ASSETS
-------------------------------------------------------------                                          -------------
  Dated October 31, 1996, with State Street Bank & Trust Co., due November 1, 1996, for an effective yield of 5.55%,
   collateralized by $510,000 U.S. Treasury Bonds, 7.125% due
   2/15/23 (market value of collateral is $538,660, including
   accrued interest). (cost $523,081) .......................                                523,081         3.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $14,904,353) * ......................                             16,295,865        94.4
Other Assets and Liabilities ................................                                963,793         5.6
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 17,259,658       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
       {/\}  Security denominated in Great Britain Pounds.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $15,004,209 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,748,260
                 Unrealized depreciation:              (456,604)
                                                  -------------
                 Net unrealized appreciation:     $   1,291,656
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                                PERCENTAGE OF NET ASSETS {D}
                                        --------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   ------
Australia (AUSL/AUD) .................    0.7                                    0.7
Canada (CAN/CAD) .....................    4.2                                    4.2
Chile (CHLE/CLP) .....................    1.4                                    1.4
Croatia (CRT/HRK) ....................    2.3                                    2.3
Denmark (DEN/DKK) ....................    6.4                                    6.4
France (FR/FRF) ......................    1.1                                    1.1
Hong Kong (HK/HKD) ...................    3.8                                    3.8
Indonesia (INDO/IDR) .................    0.8                                    0.8
Ireland (IRE/IEP) ....................    3.7                                    3.7
Israel (ISRL/ILS) ....................    3.2                                    3.2
Italy (ITLY/ITL) .....................    0.5                                    0.5
Japan (JPN/JPY) ......................   10.1                                   10.1
Korea (KOR/KRW) ......................    0.8                                    0.8
Mexico (MEX/MXN) .....................    0.7                                    0.7
Norway (NOR/NOK) .....................    1.1                                    1.1
Panama (PAN/PND) .....................    2.1                                    2.1
Philippines (PHIL/PHP) ...............    0.8         0.2                        1.0
South Africa (SAFR/ZAR) ..............    1.0                                    1.0
Spain (SPN/ESP) ......................    1.1                                    1.1
Sweden (SWDN/SEK) ....................    3.2                                    3.2
Thailand (THAI/THB) ..................    1.5                                    1.5
United Kingdom (UK/GBP) ..............    3.7                                    3.7
United States (US/USD) ...............   35.2                        8.6        43.8
Uruguay (URGY/UYP) ...................    1.8                                    1.8
                                        ------      -----          -----      ------
Total  ...............................   91.2         0.2            8.6       100.0
                                        ------      -----          -----      ------
                                        ------      -----          -----      ------

--------------

{d}  Percentages indicated are based on net assets of $17,259,658.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                           GT GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Biotechnology (30.7%)
  Amgen, Inc.-/- ............................................   US            503,700   $ 30,883,100         5.0
  Protein Design Labs, Inc.{::} -/- .........................   US          1,191,400     28,295,750         4.9
  Biogen, Inc.-/- ...........................................   US            345,100     25,709,950         4.5
  Biochem Pharma, Inc.{\/} -/- ..............................   CAN           531,800     22,667,975         3.9
  Agouron Pharmaceuticals, Inc.-/- ..........................   US            339,300     19,424,925         3.4
  Genetics Institute, Inc.-/- ...............................   US            278,500     18,241,750         3.2
  Centocor, Inc.-/- .........................................   US            446,200     13,107,125         2.3
  SangStat Medical Corp.-/- .................................   US            210,000      5,512,500         1.0
  Guilford Pharmaceuticals, Inc.-/- .........................   US            133,100      3,826,625         0.7
  COR Therapeutics, Inc.-/- .................................   US            302,300      2,720,700         0.5
  Myriad Genetics, Inc.-/- ..................................   US             91,600      2,267,100         0.4
  Lumisys, Inc.-/- ..........................................   US            132,000      1,270,500         0.2
  Alpha-Beta Technology, Inc.-/- ............................   US            100,000      1,037,500         0.2
  Genelabs Technologies, Inc.-/- ............................   US            206,800        840,125         0.2
  Genzyme Transgenics Corp. .................................   US             54,600        348,075         0.1
  Somatix Therapy Corp.-/- ..................................   US            100,000        331,250         0.1
  Targeted Genetics Corp.-/- ................................   US             60,000        262,500         0.1
  NABI, Inc.-/- .............................................   US             26,000        240,500          --
  Enzon, Inc. Preferred-/- ..................................   US             16,000         90,800          --
                                                                                        ------------
                                                                                         177,078,750
                                                                                        ------------
Pharmaceuticals (25.4%)
  Astra AB "B" Free .........................................   SWDN          572,000     26,136,623         4.5
  Pfizer, Inc. ..............................................   US            210,000     17,377,500         3.0
  TheraTech, Inc.{::} -/- ...................................   US          1,467,000     16,228,688         2.8
  Merck & Co., Inc. .........................................   US            180,000     13,342,500         2.3
  Sandoz AG - Registered ....................................   SWTZ           10,000     11,575,028         2.0
  Ciba-Geigy AG - Registered-/- .............................   SWTZ            8,500     10,485,264         1.8
  Watson Pharmaceuticals, Inc.-/- ...........................   US            280,700      9,368,363         1.6
  Zeneca Group PLC ..........................................   UK            322,600      8,786,730         1.5
  R.P. Scherer Corp.-/- .....................................   US            182,000      8,440,250         1.5
  Altana AG .................................................   GER             9,520      7,611,471         1.3
  Spiros Development Corp.(.) -/- ...........................   US            100,000      5,700,723         1.0
  Sonus Pharmaceuticals, Inc.-/- ............................   US            134,500      3,076,688         0.5
  Pliva D.D. - Reg. S GDR-/- {c} {\/} .......................   CRT            44,700      2,201,475         0.4
  SEQUUS Pharmaceuticals, Inc. ..............................   US            127,600      1,794,375         0.3
  Catalytica, Inc.-/- .......................................   US            398,600      1,544,575         0.3
  Penederm, Inc.-/- .........................................   US            137,500      1,203,125         0.2
  Therapeutic Discovery Corp. "A" ...........................   US            100,000      1,037,500         0.2
  Anesta Corp.-/- ...........................................   US             22,500        309,375         0.1
  Interneuron Pharmaceuticals ...............................   US             10,000        247,500         0.1
                                                                                        ------------
                                                                                         146,467,753
                                                                                        ------------
Medical Technology & Supplies (22.3%)
  Visx, Inc.{::} -/- ........................................   US            939,400     23,719,850         4.1
  Circon Corp.{::} -/- ......................................   US            875,400     14,444,100         2.5

    The accompanying notes are an integral part of the financial statements.

                                       F9

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Medical Technology & Supplies (Continued)
  Sunrise Medical, Inc.-/- ..................................   US            783,700   $ 11,657,538         2.0
  Baxter International, Inc. ................................   US            270,000     11,238,750         2.0
  Conmed Corp. ..............................................   US            625,000     10,781,250         1.9
  Vital Signs, Inc.-/- ......................................   US            335,400      7,127,250         1.2
  AVECOR Cardiovascular, Inc.{::} ...........................   US            550,800      6,747,300         1.2
  Mentor Corp.-/- ...........................................   US            288,100      6,374,213         1.1
  Advanced Technology Laboratories, Inc.-/- .................   US            193,700      5,907,850         1.0
  Neoprobe Corp.-/- .........................................   US            357,200      5,134,750         0.9
  Angeion Corp.-/- ..........................................   US            650,000      2,762,500         0.5
  Utah Medical Products, Inc.-/- ............................   US            202,800      2,585,700         0.5
  TECNOL Medical Products, Inc.-/- ..........................   US            200,000      2,550,000         0.4
  Life Medical Sciences, Inc.{::} -/- .......................   US            450,000      2,418,750         0.4
  INAMED Corp.-/- ...........................................   US            256,900      2,312,100         0.4
  Research Medical, Inc.-/- .................................   US            114,700      2,222,313         0.4
  Lifecore Biomedical, Inc.-/- ..............................   US            113,900      1,922,063         0.3
  General Surgical Innovations, Inc.-/- .....................   US            250,900      1,819,025         0.3
  NeoPath, Inc.-/- ..........................................   US             75,000      1,223,438         0.2
  Eclipse Surgical Technologies, Inc.-/- ....................   US            116,500      1,121,313         0.2
  Becton, Dickinson & Co. ...................................   US             22,800        991,800         0.2
  Conceptus, Inc.-/- ........................................   US             75,000        900,000         0.2
  KeraVision, Inc.-/- .......................................   US             47,500        736,250         0.1
  Endovascular Technologies, Inc.-/- ........................   US             60,000        630,000         0.1
  Pharmacopeia, Inc.-/- .....................................   US             17,500        332,500         0.1
  Endosonics Corp.-/- .......................................   US             25,000        315,625         0.1
  Versa Technologies, Inc. ..................................   US             11,200        154,000          --
  Innerdyne, Inc.-/- ........................................   US             40,000        122,500          --
  Calypte Biomedical Corp.-/- ...............................   US             19,000         97,375          --
  Optical Sensors, Inc.-/- ..................................   US             10,000         87,500          --
  Molecular Dynamics, Inc.-/- ...............................   US             10,000         75,000          --
  Quidel Corp.-/- ...........................................   US             10,000         36,875          --
                                                                                        ------------
                                                                                         128,549,478
                                                                                        ------------
Health Care Services (8.2%)
  Quorum Health Group, Inc.-/- ..............................   US            360,000      9,720,000         1.7
  Health Management Associates, Inc. "A"-/- .................   US            350,000      7,700,000         1.3
  Tenet Healthcare Corp.-/- .................................   US            315,300      6,581,888         1.1
  Parkway Holdings Ltd. .....................................   SING        1,670,000      6,225,591         1.1
  Cohr, Inc.-/- .............................................   US            206,300      5,054,350         0.9
  AmeriSource Health Corp. "A"-/- ...........................   US            101,500      4,301,063         0.8
  Pacificare Health Systems, Inc. "A"-/- ....................   US             55,200      3,712,200         0.6
  Grupo Casa Autrey, S.A. de C.V. - ADR{\/} .................   MEX           135,100      2,550,013         0.4
  Allegiance Corp.-/- .......................................   US             54,000      1,012,500         0.2
  Unison Healthcare Corp.-/- ................................   US             50,000        412,500         0.1
                                                                                        ------------
                                                                                          47,270,105
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $437,287,782) ................                            499,366,086        86.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  ATS Medical Inc. Warrants, expire 3/2/97-/- ...............   US            125,000   $     50,781          --
    MEDICAL TECHNOLOGY & SUPPLIES
  ALZA Corp. Warrants, expire 12/31/96-/- ...................   US            100,000         12,500          --
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL WARRANTS (cost $0) ....................................                                 63,281          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust Co., due November 1, 1996, for an effective yield of 5.55%,
   collateralized by 63,055,000 U.S. Treasury Bonds, 7.125%
   due 2/15/23 (market value of collateral is $66,598,433,
   including accrued interest). (cost $65,289,064) ..........                             65,289,064        11.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $502,576,846) * .....................                            564,718,431        97.9
Other Assets and Liabilities ................................                             11,915,807         2.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $576,634,238       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        (.)  Restricted securities. At October 31, 1996, the Fund owned the following restricted security constituting 1.0% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                                             VALUE
                                                       ACQUISITION           ACQUISITION   PER SHARE
             DESCRIPTION                                  DATE      SHARES      COST       (NOTE 1)
             ----------------------------------------  -----------  -------  -----------   ---------
             Spiros Development Corp.................    1/3/96     100,000  $ 3,000,000    $57.01

          * For Federal income tax purposes, cost is $503,725,361 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  68,928,144
                 Unrealized depreciation:            (7,935,074)
                                                  -------------
                 Net unrealized appreciation:     $  60,993,070
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F11

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                        PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------
                                                   SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY    & OTHER    TOTAL
--------------------------------------  --------   -------   --------
Canada (CAN/CAD) .....................     3.9                    3.9
Croatia (CRT/HRK) ....................     0.4                    0.4
Germany (GER/DEM) ....................     1.3                    1.3
Mexico (MEX/MXN) .....................     0.4                    0.4
Singapore (SING/SGD) .................     1.1                    1.1
Sweden (SWDN/SEK) ....................     4.5                    4.5
Switzerland (SWTZ/CHF) ...............     3.8                    3.8
United Kingdom (UK/GBP) ..............     1.5                    1.5
United States (US/USD) ...............    69.7      13.4         83.1
                                        --------   -------   --------
Total  ...............................    86.6      13.4        100.0
                                        --------   -------   --------
                                        --------   -------   --------

--------------

{d}  Percentages indicated are based on net assets of $576,634,238.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                             MARKET
                                             VALUE
                                             (U.S.       CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                          DOLLARS)       PRICE       DATE     APPRECIATION
----------------------------------------  ------------  -----------  --------  --------------
Swiss Francs............................   11,944,396       1.23274  12/19/96    $ 223,620
Swiss Francs............................    4,777,759       1.23335  12/19/96       87,040
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $17,032,815)..................   16,722,155                              310,660
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.90%.
  Total Open Forward Foreign Currency Contracts..............................    $ 310,660
                                                                               --------------
                                                                               --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (30.8%)
  Edison S.p.A. .............................................   ITLY          450,000   $  2,682,589         2.9
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{\/} ...............   BOL            62,300      2,632,175         2.9
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL           81,174      2,536,688         2.8
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US             90,000      2,531,250         2.7
    ELECTRICAL & GAS UTILITIES
  IES Industries, Inc. ......................................   US             81,000      2,490,750         2.7
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN            40,000      2,460,000         2.7
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI          16,800      2,279,651         2.5
    ELECTRICAL & GAS UTILITIES
  Hub Power Co.-/- ..........................................   PAK         2,400,000      2,053,897         2.2
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. .................................................   IND                --             --         2.1
    ELECTRICAL & GAS UTILITIES
    GDR-/- {\/} .............................................   --             80,600      1,491,100          --
    Reg. S GDR-/- {\/} ......................................   --             24,400        451,400          --
  Capex S.A. ................................................   ARG           260,000      1,885,377         2.0
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.: ...............................   KOR                --             --         1.7
    ELECTRICAL & GAS UTILITIES
    Common ..................................................   --             31,000        914,199          --
    ADR{\/} .................................................   --             38,000        684,000          --
  MetroGas S.A. - ADR{\/} ...................................   ARG           100,000        925,000         1.0
    ELECTRICAL & GAS UTILITIES
  AES China Generating Co., Ltd. "A"-/- .....................   US             54,100        723,588         0.8
    ELECTRICAL & GAS UTILITIES
  Hafslund ASA "A" ..........................................   NOR            80,800        633,467         0.7
    ELECTRICAL & GAS UTILITIES
  Edelnor S.A. "B" ..........................................   PERU          490,200        532,000         0.6
    ELECTRICAL & GAS UTILITIES
  Metzler Group, Inc.-/- ....................................   US             21,400        498,888         0.5
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          28,406,019
                                                                                        ------------
Services (27.2%)
  Mannesmann AG .............................................   GER             7,500      2,913,969         3.2
    WIRELESS COMMUNICATIONS
  Tranz Rail Holdings Ltd. - ADR-/- {\/} ....................   NZ            147,200      2,410,400         2.6
    TRANSPORTATION - ROAD & RAIL
  DDI Corp. .................................................   JPN               295      2,217,753         2.4
    WIRELESS COMMUNICATIONS
  Telefonica de Espana - ADR{\/} ............................   SPN            34,000      2,048,500         2.2
    TELEPHONE NETWORKS
  SPT Telecom-/- ............................................   CZCH           19,000      2,034,175         2.2
    TELEPHONE NETWORKS
  Hellenic Telecommunications - 144A{.} .....................   GREC          110,000      1,944,713         2.1
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                      F13

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL           30,000   $  1,796,250         1.9
    TELEPHONE NETWORKS
  ABC Rail Products Corp.-/- ................................   US            115,100      1,740,888         1.9
    TRANSPORTATION - ROAD & RAIL
  Canadian National Railway Co.{\/} .........................   CAN            60,900      1,674,750         1.8
    TRANSPORTATION - ROAD & RAIL
  Paging Network, Inc.-/- ...................................   US             97,000      1,661,125         1.8
    WIRELESS COMMUNICATIONS
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           40,000      1,205,000         1.3
    TELEPHONE - LONG DISTANCE
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT           43,000      1,112,625         1.2
    TELEPHONE - REGIONAL/LOCAL
  CPT Telefonica Del Peru, S.A. - ADR{\/} ...................   PERU           40,900        843,563         0.9
    TELEPHONE NETWORKS
  Centennial Cellular Corp. "A"-/- ..........................   US             50,000        643,750         0.7
    WIRELESS COMMUNICATIONS
  Pakistan Telecommunications Co., Ltd.: ....................   PAK                --             --         0.7
    TELEPHONE NETWORKS
    GDR-/- {\/} .............................................   --              4,892        366,900          --
    New Voucher-/- ..........................................   --              2,800        226,348          --
  Korea Mobile Telecom ......................................   KOR               290        298,535         0.3
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                          25,139,244
                                                                                        ------------
Materials/Basic Industry (17.2%)
  La Cementos Nacional, C.A. 144A - GDR{.} -/- {\/} .........   ECDR           15,060      3,027,060         3.3
    CEMENT
  Giant Cement Holding, Inc.-/- .............................   US            179,800      2,697,000         2.9
    CEMENT
  RMI Titanium Co.-/- .......................................   US            106,600      2,571,725         2.8
    METALS - NON-FERROUS
  Northwest Pipe Co.-/- .....................................   US            127,500      2,199,375         2.4
    METALS - STEEL
  PT Bakrie and Brothers ....................................   INDO        1,170,000      1,733,668         1.9
    BUILDING MATERIALS & COMPONENTS
  Hylsamex, S.A. de C.V. 144A - ADR{.} {\/} .................   MEX            75,000      1,612,500         1.7
    METALS - STEEL
  Cimpor-Cimentos de Portugal S.A. ..........................   PORT           45,900        965,100         1.0
    CEMENT
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           28,000        957,866         1.0
    CEMENT
  HI Cement Corp.-/- ........................................   PHIL          439,000        135,514         0.2
    CEMENT
                                                                                        ------------
                                                                                          15,899,808
                                                                                        ------------
Capital Goods (12.9%)
  Tadiran Telecommunications Ltd.-/- {\/} ...................   ISRL          130,000      2,990,000         3.2
    TELECOM EQUIPMENT
  ABB AB "B" ................................................   SWDN           22,000      2,456,172         2.7
    ELECTRICAL PLANT/EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                      F14

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  United Engineers Ltd. .....................................   MAL           270,000   $  2,137,767         2.3
    CONSTRUCTION
  Caterpillar, Inc. .........................................   US             30,000      2,058,750         2.2
    MACHINERY & ENGINEERING
  KCI Konecranes International-/- ...........................   FIN            42,660      1,148,596         1.3
    MACHINERY & ENGINEERING
  C & P Homes, Inc. .........................................   PHIL        1,497,300        684,739         0.7
    CONSTRUCTION
  Cheung Kong Infrastructure ................................   HK            264,000        491,690         0.5
    CONSTRUCTION
                                                                                        ------------
                                                                                          11,967,714
                                                                                        ------------
Technology (2.7%)
  DSP Communications, Inc. ..................................   US             65,900      2,504,200         2.7
                                                                                        ------------
    TELECOM TECHNOLOGY
Multi-Industry/Miscellaneous (1.6%)
  E.R.G. Ltd. ...............................................   AUSL        1,503,378      1,476,819         1.6
    MULTI-INDUSTRY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $75,266,645) .................                             85,393,804        92.4
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust Co., due November 1, 1996, for an effective yield of 5.55%
   collateralized by $5,685,000 U.S. Treasury Bond, 7.875%
   due 11/15/07 (market value of collateral is $6,347,502,
   including accrued interest). (cost $6,217,958) ...........                              6,217,958         6.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $81,484,603) * ......................                             91,611,762        99.1
Other Assets and Liabilities ................................                                806,829         0.9
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 92,418,591       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $81,484,603 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  15,411,502
                 Unrealized depreciation:            (5,284,343)
                                                  -------------
                 Net unrealized appreciation:     $  10,127,159
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F15

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Argentina (ARG/ARS) ..................    3.0                           3.0
Australia (AUSL/AUD) .................    1.6                           1.6
Austria (ASTRI/ATS) ..................    2.5                           2.5
Bolivia (BOL/BOL) ....................    2.9                           2.9
Brazil (BRZL/BRL) ....................    2.8                           2.8
Canada (CAN/CAD) .....................    1.8                           1.8
Czech Republic (CZCH/CSK) ............    2.2                           2.2
Ecuador (ECDR/ECS) ...................    3.3                           3.3
Finland (FIN/FIM) ....................    1.3                           1.3
Germany (GER/DEM) ....................    3.2                           3.2
Greece (GREC/GRD) ....................    2.1                           2.1
Hong Kong (HK/HKD) ...................    0.5                           0.5
India (IND/INR) ......................    2.1                           2.1
Indonesia (INDO/IDR) .................    3.2                           3.2
Israel (ISRL/ILS) ....................    3.2                           3.2
Italy (ITLY/ITL) .....................    2.9                           2.9
Japan (JPN/JPY) ......................    2.4                           2.4
Korea (KOR/KRW) ......................    2.0                           2.0
Malaysia (MAL/MYR) ...................    2.3                           2.3
Mexico (MEX/MXN) .....................    1.7                           1.7
New Zealand (NZ/NZD) .................    2.6                           2.6
Norway (NOR/NOK) .....................    0.7                           0.7
Pakistan (PAK/PKR) ...................    2.9                           2.9
Peru (PERU/PES) ......................    1.5                           1.5
Philippines (PHIL/PHP) ...............    2.8                           2.8
Portugal (PORT/PTE) ..................    2.2                           2.2
Spain (SPN/ESP) ......................    4.9                           4.9
Sweden (SWDN/SEK) ....................    2.7                           2.7
Thailand (THAI/THB) ..................    1.0                           1.0
United States (US/USD) ...............   24.1         7.6              31.7
                                        ------      -----        ----------
Total  ...............................   92.4         7.6             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

{d}  Percentages indicated are based on net assets of $92,418,591.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                           MARKET VALUE    CONTRACT   DELIVERY   UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)     PRICE      DATE    APPRECIATION
----------------------------------------  --------------   ---------  --------  ------------
Deutsche Marks..........................    1,720,879        1.46900  11/29/96    $49,033
Japanese Yen............................      339,752      106.30000  11/12/96     23,748
Japanese Yen............................      291,769      110.00000  01/07/97      6,958
                                          --------------                        ------------
  Total Contracts to Sell (Receivable
   amount $2,432,139)...................    2,352,400                              79,739
                                          --------------                        ------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.55%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $79,739
                                                                                ------------
                                                                                ------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy Equipment & Services (26.8%)
  Veritas DGC, Inc. .........................................   US                 --             --         5.6
    Common-/- ...............................................   --            158,200   $  3,243,100          --
    Common-/- {/\} ..........................................   --            157,200      3,048,557          --
  Rowan Cos., Inc.-/- .......................................   US            165,900      3,712,013         3.3
  Energy Ventures, Inc.-/- ..................................   US             81,300      3,577,200         3.2
  Western Atlas, Inc.-/- ....................................   US             49,900      3,461,813         3.1
  Global Marine, Inc.-/- ....................................   US            179,900      3,305,663         3.0
  Seacor Holdings, Inc.-/- ..................................   US             59,100      3,191,400         2.8
  Input/Output, Inc.-/- .....................................   US             84,700      2,519,825         2.3
  Tuboscope Vetco International Corp.-/- ....................   US            119,100      1,816,275         1.6
  Reading & Bates Corp.-/- ..................................   US             43,000      1,236,250         1.1
  Weatherford Enterra, Inc.-/- ..............................   US             32,300        936,700         0.8
                                                                                        ------------
                                                                                          30,048,796
                                                                                        ------------
Oil (25.8%)
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} .........   ITLY          147,700      7,015,750         6.3
  Benton Oil & Gas Co.-/- ...................................   US            149,800      3,670,100         3.3
  Abacan Resource Corp.-/- ..................................   CAN           475,900      3,602,883         3.2
  Cooper Cameron Corp.-/- ...................................   US             53,200      3,398,150         3.0
  Rutherford-Moran Oil Corp.-/- .............................   US             91,600      2,725,100         2.4
  BJ Services Co.-/- ........................................   US             47,000      2,109,125         1.9
  Petroleum Securities Australia Ltd. .......................   AUSL               --             --         1.5
    Common-/- ...............................................   --            248,137      1,014,329          --
    ADR-/- {\/} .............................................   --             32,000        652,000          --
  Basic Petroleum International Ltd.-/- .....................   US             52,800      1,610,400         1.4
  Canadian 88 Energy Corp.-/- ...............................   CAN           346,200      1,471,873         1.3
  HarCor Energy, Inc.-/- ....................................   US            239,900      1,229,488         1.1
  Petroleo Brasileiro S.A. (Petrobras) Preferred-/- .........   BRZL        3,750,000        485,496         0.4
                                                                                        ------------
                                                                                          28,984,694
                                                                                        ------------
Gold (12.4%)
  Bre-X Minerals Ltd.-/- ....................................   CAN           191,700      3,202,864         2.9
  Greenstone Resources Ltd.-/- ..............................   CAN           219,400      2,781,980         2.5
  Meridian Gold, Inc.-/- ....................................   CAN           564,000      2,439,919         2.2
  Getchell Gold Corp.-/- ....................................   US             45,800      2,038,100         1.8
  Oryx Gold Holdings Ltd.-/- ................................   SAFR          824,300      1,300,879         1.2
  Asquith Resources, Inc.-/- ................................   CAN           487,400        908,854         0.8
  HJ Joel Mining Co., Ltd.-/- ...............................   SAFR          549,900        603,964         0.5
  Arian Resources Corp.-/-{\/} ..............................   CAN           200,000        290,000         0.3
  Arizona Star Resource Corp.-/- ............................   CAN            16,200         97,270         0.1
  Bema Gold Corp.-/- ........................................   CAN            10,900         65,447         0.1
  Bro-X Minerals Ltd.-/- ....................................   CAN            19,070         55,473          --
                                                                                        ------------
                                                                                          13,784,750
                                                                                        ------------
Gas Production & Distribution (11.8%)
  Atwood Oceanics, Inc.-/- ..................................   US             63,000      3,496,500         3.1
  Triton Energy Ltd.-/- .....................................   US             71,400      3,186,225         2.9

    The accompanying notes are an integral part of the financial statements.

                                      F17

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Gas Production & Distribution (Continued)
  Chesapeake Energy Corp.-/- ................................   US             54,600   $  3,180,450         2.8
  Enterprise Oil PLC ........................................   UK            247,700      2,242,842         2.0
  Falcon Drilling Co., Inc.-/- ..............................   US             33,000      1,167,375         1.0
                                                                                        ------------
                                                                                          13,273,392
                                                                                        ------------
Chemicals (4.7%)
  Monsanto Co. ..............................................   US             77,300      3,063,013         2.7
  Cytec Industries, Inc.-/- .................................   US             61,800      2,209,350         2.0
                                                                                        ------------
                                                                                           5,272,363
                                                                                        ------------
Metals - Steel (4.7%)
  UCAR International, Inc.-/- ...............................   US             70,900      2,773,963         2.5
  SGL Carbon AG .............................................   GER            22,100      2,489,791         2.2
                                                                                        ------------
                                                                                           5,263,754
                                                                                        ------------
Metals - Non-Ferrous (2.5%)
  PT Tambang Timah: .........................................   INDO               --             --         1.6
    144A GDR{.} {\/} ........................................   --             97,200      1,484,730          --
    Reg. S GDR{c} {\/} ......................................   --             20,000        305,500          --
  International Curator Resources Ltd.-/- ...................   CAN           100,000        950,996         0.9
                                                                                        ------------
                                                                                           2,741,226
                                                                                        ------------
Energy Sources (1.9%)
  Transocean Offshore, Inc.-/- ..............................   US             33,300      2,106,225         1.9
                                                                                        ------------
Misc. Materials & Commodities (1.6%)
  Aber Resources Ltd.-/- ....................................   CAN            88,200      1,374,938         1.2
  Yamana Resources, Inc.-/-{\/} .............................   US            162,400        442,127         0.4
                                                                                        ------------
                                                                                           1,817,065
                                                                                        ------------
Transportation - Shipping (1.1%)
  Trico Marine Services, Inc.-/- ............................   US             36,200      1,276,050         1.1
                                                                                        ------------
Miscellaneous (1.1%)
  Orogen Minerals Ltd. - 144A ADR{.} -/- {\/} ...............   AUSL           82,000      1,230,000         1.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $90,052,470) .................                            105,798,315        94.4
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Yamana Resources, Inc. Warrants, expire 12/31/98-/- .......   US             81,200         85,393         0.1
    MISC. MATERIALS & COMMODITIES
  Arian Resources Corp. Warrants, expire 3/29/97-/- {\/} ....   CAN           100,000             --          --
    GOLD
                                                                                        ------------       -----

TOTAL WARRANTS (cost $65,108) ...............................                                 85,393         0.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F18

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust Co., due November 1, 1996, for an effective yield of 5.55%,
   collateralized by $5,390,000 U.S. Treasury Bonds, 7.125%
   due 2/15/23 (market value of collateral is $5,692,896,
   including accrued interest). (cost $5,576,860) ...........                           $  5,576,860         5.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $95,694,438) * ......................                            111,460,568        99.5
Other Assets and Liabilities ................................                                518,655         0.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $111,979,223       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {/\}  Security is denominated in Canadian Dollars.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $96,324,663 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  16,474,023
                 Unrealized depreciation:            (1,338,118)
                                                  -------------
                 Net unrealized appreciation:     $  15,135,905
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY(COUNTRY CODE/CURRENCY CODE)     EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    2.6                                   2.6
Brazil (BRZL/BRL) ....................    0.4                                   0.4
Canada (CAN/CAD) .....................   15.5                                  15.5
Germany (GER/DEM) ....................    2.2                                   2.2
Indonesia (INDO/IDR) .................    1.6                                   1.6
Italy (ITLY/ITL) .....................    6.3                                   6.3
South Africa (SAFR/ZAR) ..............    1.7                                   1.7
United Kingdom (UK/GBP) ..............    2.0                                   2.0
United States (US/USD) ...............   62.1         0.1            5.5       67.7
                                        ------      -----          -----      -----
Total  ...............................   94.4         0.1            5.5      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $111,979,223.

    The accompanying notes are an integral part of the financial statements.

                                      F19

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                             MARKET
                                             VALUE
                                             (U.S.       CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                          DOLLARS)       PRICE       DATE     APPRECIATION
----------------------------------------  ------------  -----------  --------  --------------
Deutsche Marks..........................      529,501       1.46900  11/29/96    $  15,087
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $544,588).....................      529,501                               15,087
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 0.47%.
  Total Open Forward Foreign Currency
   Contracts............................                                         $  15,087
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telecom Equipment (25.4%)
  L.M. Ericsson Telephone Co.: ............................   SWDN               --               --         4.0
    ADR ...................................................   --          2,327,300   $   64,291,657          --
    "B" Free ..............................................   --            871,200       23,619,465          --
  Newbridge Networks Corp.-/- {\/} ........................   CAN         2,664,800       84,274,300         3.8
  Nokia AB "A" ............................................   FIN         1,524,160       70,469,527         3.2
  ECI Telecommunications Ltd.{\/} .........................   ISRL        2,879,500       57,590,000         2.6
  Andrew Corp.-/- .........................................   US            647,350       31,558,313         1.4
  ICG Communications, Inc.-/- .............................   US          1,254,600       23,523,750         1.1
  ANTEC Corp.{::} -/- .....................................   US          2,162,300       23,109,581         1.0
  Mitel Corp.-/- {\/} .....................................   CAN         2,798,100       18,887,175         0.9
  Geotek Communications, Inc.-/- ..........................   US          2,471,100       18,224,363         0.8
  EchoStar Communications Corp. "A"-/- ....................   US            609,200       17,971,400         0.8
  DSC Communications Corp.-/- .............................   US          1,220,100       16,928,888         0.8
  Tekelec{::} -/- .........................................   US          1,084,100       15,990,475         0.7
  General Instrument Corp.-/- .............................   US            750,000       15,093,750         0.7
  Tadiran Ltd. - ADR{\/} ..................................   ISRL          435,600       11,434,500         0.5
  Octel Communications Corp.-/- ...........................   US            704,600       11,185,525         0.5
  Champion Technology Holding Ltd. ........................   HK         73,439,163        9,688,419         0.4
  Gandalf Technologies, Inc.{::} -/- {\/} .................   CAN         2,800,000        9,625,000         0.4
  BroadBand Technologies, Inc.-/- .........................   US            492,300        8,799,863         0.4
  Spectrian Corp.{::} -/- .................................   US            792,500        7,925,000         0.4
  Scientific-Atlanta, Inc. ................................   US            537,700        7,796,650         0.4
  Allen Group, Inc.-/- ....................................   US            300,000        4,762,500         0.2
  Motorola, Inc. ..........................................   US            100,000        4,600,000         0.2
  Netas Telekomunik .......................................   TRKY       17,820,000        4,306,361         0.2
                                                                                      --------------
                                                                                         561,656,462
                                                                                      --------------
Wireless Communications (20.7%)
  DDI Corp. ...............................................   JPN            13,320      100,137,167         4.5
  Mannesmann AG ...........................................   GER           160,900       62,514,339         2.8
  Millicom International Cellular S.A.-/- {\/} ............   LUX         1,057,000       42,015,750         1.9
  Korea Mobile Telecommunications: ........................   KOR                --               --         1.4
    Common ................................................   --             16,940       17,438,538          --
    ADR{\/} ...............................................   --            990,000       12,375,000          --
  Advanced Info. Service - Foreign ........................   THAI        1,993,150       27,054,920         1.2
  Nextel Communications, Inc. "A"-/- ......................   US          1,585,700       25,371,200         1.1
  Shinawatra Computer Co., Ltd. - Foreign .................   THAI        1,399,100       22,613,935         1.0
  Vodafone Group PLC ......................................   UK          5,795,000       22,393,630         1.0
  Telecom Italia Mobile S.p.A. - Di Risp ..................   ITLY       14,630,000       16,780,821         0.7
  United Communication Industry - Foreign .................   THAI        1,967,800       16,366,167         0.7
  Telephone and Data Systems, Inc. ........................   US            408,500       14,297,500         0.7
  Grupo Iusacell S.A. - "L" ADR-/- {\/} ...................   MEX         1,672,100       12,749,763         0.6
  Clearnet Communications, Inc. "A"-/- {\/} ...............   CAN           797,000       11,755,750         0.5
  International Engineering PLC - Foreign{::} .............   THAI        3,057,700       11,036,030         0.5
  Tele 2000 S.A.{::} -/- ..................................   PERU        7,043,222       10,919,724         0.5
  Olivetti Group-/- .......................................   ITLY       30,086,997        8,733,725         0.4
  WinStar Communications, Inc.-/- .........................   US            405,700        8,519,700         0.4

    The accompanying notes are an integral part of the financial statements.

                                      F21

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Wireless Communications (Continued)
  Western Wireless Corp. "A"-/- ...........................   US            479,000   $    7,903,500         0.4
  Intercel, Inc.-/- .......................................   US            365,000        6,113,750         0.3
  American Portable Telecom, Inc.-/- ......................   US            230,000        1,753,750         0.1
                                                                                      --------------
                                                                                         458,844,659
                                                                                      --------------
Telephone Networks (15.6%)
  SPT Telecom-/- ..........................................   CZCH          445,090       47,652,155         2.1
  Stet Societa' Finanziaria Telefonica S.p.A. - Di Risp ...   ITLY       16,820,000       44,909,248         2.0
  Nippon Telegraph & Telephone Corp. ......................   JPN             6,120       42,780,269         1.9
  Telefonica de Argentina S.A. "B" - ADR{\/} ..............   ARG         1,668,000       38,781,000         1.7
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ................................................   BRZL          477,800       35,596,100         1.6
  Telecom Italia S.p.A.: ..................................   ITLY               --               --         1.5
    Di Risp ...............................................   --         12,172,000       23,057,683          --
    Common ................................................   --          4,274,001        9,562,242          --
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .....   PAK           225,437       16,907,775         0.8
  Telecom Argentina S.A. - ADR{\/} ........................   ARG           432,200       16,315,550         0.7
  Hellenic Telecommunications - 144A{.} ...................   GREC          880,000       15,557,704         0.7
  TelecomAsia Corp. - Foreign-/- ..........................   THAI        6,622,652       12,730,873         0.6
  Atlantic Tele-Network, Inc.{::} -/- .....................   US            610,100       10,753,013         0.5
  PT Indonesia Satellite (Indosat) - ADR{\/} ..............   INDO          300,000        9,037,500         0.4
  CPT Telefonica De Peru - ADR{\/} ........................   PERU          414,000        8,538,750         0.4
  Russian Telecommunications Development Corp.: ...........   RUS                --               --         0.4
    Non-Voting(.) -/- {\/} (::) ...........................   --            453,000        4,530,000          --
    Voting(.) -/- {\/} (::) ...............................   --            331,000        3,310,000          --
  PLD Telekon, Inc.-/- {\/} ...............................   CAN           510,000        3,378,750         0.2
  Jasmine International Public Co., Ltd. - Foreign ........   THAI          560,400        1,538,956         0.1
                                                                                      --------------
                                                                                         344,937,568
                                                                                      --------------
Telephone - Regional/Local (5.9%)
  MFS Communications Co., Inc.-/- .........................   US          2,244,900      112,525,613         5.0
  Intermedia Communications of Florida, Inc.{::} -/- ......   US            593,900       19,004,800         0.9
                                                                                      --------------
                                                                                         131,530,413
                                                                                      --------------
Networking (5.5%)
  3Com Corp.-/- ...........................................   US          1,500,000      101,437,500         4.6
  Bay Networks, Inc.-/- ...................................   US          1,000,000       20,250,000         0.9
                                                                                      --------------
                                                                                         121,687,500
                                                                                      --------------
Broadcasting & Publishing (5.0%)
  Granada Group PLC .......................................   UK          1,500,000       21,562,805         1.0
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ..............   MEX           800,000       21,000,000         1.0
  Canal Plus ..............................................   FR             84,390       20,905,536         0.9
  Sistem Televisyen Malaysia Bhd. .........................   MAL         7,436,000       16,779,572         0.8
  Time Warner, Inc. .......................................   US            283,200       10,549,200         0.5
  Home Shopping Network, Inc.-/- ..........................   US            800,600        8,106,075         0.4
  Tele-Communications Liberty Media Group, Inc. "A"-/- ....   US            231,800        5,968,850         0.3

    The accompanying notes are an integral part of the financial statements.

                                      F22

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Broadcasting & Publishing (Continued)
  International Broadcasting Corp., Ltd. - Foreign-/- .....   THAI        1,741,900   $    2,921,390         0.1
                                                                                      --------------
                                                                                         107,793,428
                                                                                      --------------
Cable Television (4.4%)
  Nynex CableComms Group: .................................   UK                 --               --         1.3
    Units-/- ..............................................   --         15,134,000       27,948,405          --
    ADR-/- {\/} ...........................................   --             98,900        1,818,833          --
  Comcast Corp. "A" .......................................   US          1,704,300       25,138,425         1.1
  International CableTel, Inc.-/- .........................   US            855,833       20,326,034         0.9
  Bell Cablemedia PLC - ADR-/- {\/} .......................   UK            963,300       15,653,625         0.7
  Comcast UK Cable Partners Ltd. "A"-/- ...................   US            415,000        5,239,375         0.2
  United International Holdings, Inc. "A"-/- ..............   US            373,000        4,569,250         0.2
                                                                                      --------------
                                                                                         100,693,947
                                                                                      --------------
Telecom Technology (3.3%)
  Kyushu-Matsushita Electric Co., Ltd. ....................   JPN         1,861,000       28,635,804         1.3
  Murata Manufacturing Co., Ltd. ..........................   JPN           881,000       28,351,886         1.3
  DSP Communications, Inc.{::} -/- ........................   US            408,200       15,511,600         0.7
                                                                                      --------------
                                                                                          72,499,290
                                                                                      --------------
Aerospace/Defense (2.1%)
  Orbital Sciences Corp.{::} -/- ..........................   US          2,163,500       45,433,500         2.1
                                                                                      --------------
Multi-Industry (1.8%)
  Grupo Carso, S.A. de C.V. "A1"-/- .......................   MEX         8,795,000       40,027,120         1.8
                                                                                      --------------
Semiconductors (1.6%)
  LSI Logic Corp.-/- ......................................   US          1,300,000       34,450,000         1.6
                                                                                      --------------
Consumer Electronics (1.4%)
  Amcol Holdings Ltd.(::) .................................   SING       10,644,000       14,209,132         0.6
  Three-Five Systems, Inc.{::} -/- ........................   US            749,000        9,268,875         0.4
  Sapura Telecommunications Bhd. ..........................   MAL         4,730,000        7,490,103         0.3
  Himachal Futuristic Communications Ltd. - 144A GDR{.} -/-
   {\/} ...................................................   IND         2,248,000        1,978,240         0.1
                                                                                      --------------
                                                                                          32,946,350
                                                                                      --------------
Telecom - Other (1.0%)
  Carso Global Telecom "A1"-/- ............................   MEX         8,975,683       21,823,668         1.0
                                                                                      --------------
Telephone - Long Distance (0.9%)
  Call-Net Enterprises, Inc.: .............................   CAN                --               --         0.9
    "B"-/- ................................................   --          1,036,700       10,825,539          --
    "A"-/- ................................................   --            519,400        5,617,439          --
    144A{.} -/- ...........................................   --            379,400        3,961,811          --
                                                                                      --------------
                                                                                          20,404,789
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                      F23

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Industrial Components (0.8%)
  Oak Industries, Inc.-/- .................................   US            577,800   $   14,661,675         0.6
  PT Kabelindo Murni - Foreign{::} ........................   INDO        4,000,000        1,460,293         0.1
  PT Kabelmetal Indonesia - Local .........................   INDO        2,600,000        1,116,695         0.1
                                                                                      --------------
                                                                                          17,238,663
                                                                                      --------------
Automobiles (0.4%)
  Edaran Otomobil Nasional Bhd. ...........................   MAL           983,000        9,184,006         0.4
                                                                                      --------------
Other Financial (0.1%)
  Phatra Thanakit Co., Ltd. - Foreign .....................   THAI          619,500        2,296,695         0.1
                                                                                      --------------
Software (0.1%)
  Quarterdeck Corp.-/- ....................................   US            248,100        1,271,513         0.1
                                                                                      --------------
Retailers-Other (0.0%)
  Gran Cadena de Almacenes Colombianos S.A. ...............   COL            64,000           58,048          --
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $2,035,304,624) ............                            2,124,777,619        96.0
                                                                                      --------------       -----

                                                                         PRINCIPAL        VALUE          % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY     AMOUNT         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Structured Notes (1.1%)
  Russia (1.1%)
    Credit Suisse Synthetic Equity Medium Term Note, 3.25%
     due 4/29/97 (This is an equity linked note. The value
     of this note is linked to the underlying value of
     Rostelecom.)-/- ......................................   USD         7,000,000       25,854,500         1.1
                                                                                      --------------
Corporate Bonds (0.1%)
  Malaysia (0.1%)
    Sapura Telecommunications Bhd., Convertible Bond, 2%
     due 12/31/00 .........................................   MYR         3,547,500        1,249,911         0.1
                                                                                      --------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,399,408) ..........                               27,104,411         1.2
                                                                                      --------------       -----

                                                                          NO. OF          VALUE          % OF NET
WARRANTS                                                     COUNTRY     WARRANTS        (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
  American Satellite Network Warrants, expire 1/1/99
   (cost$0)-/- (::) .......................................   US             65,825               --          --
                                                                                      --------------       -----
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                      F24

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
REPURCHASE AGREEMENT                                                                     (NOTE 1)         ASSETS
-----------------------------------------------------------                           --------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55%, collateralized by $14,665,000 U.S. Treasury
   Bonds, 7.125% due 2/15/23 (market value of collateral is
   $15,489,113, including accrued interest). (cost
   $15,183,346) ...........................................                           $   15,183,346         0.7
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $2,058,887,378) * .................                            2,167,065,376        97.9
Other Assets and Liabilities ..............................                               45,961,289         2.1
                                                                                      --------------       -----

NET ASSETS ................................................                           $2,213,026,665       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (See Note 1 of Notes to Financial Statements).
        (.) Restricted securities. At October 31, 1996, the Fund owned the following restricted securities constituting 0.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities are as follows:

                                                                                                       VALUE
                                                                                         ACQUISITION    PER
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST       SHARE
             -----------------------------------------------  -----------------  ------  -----------   ------
             Russian Telecommunications Development
              Corporation:
               Non-voting...................................      12/22/93       453,000 $ 4,530,000   $10.00
               Voting.......................................      12/22/93       331,000   3,310,000   10.00

          * For Federal income tax purposes, cost is $2,061,952,105 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 477,822,867
                 Unrealized depreciation:          (372,709,596)
                                                  -------------
                 Net unrealized appreciation:     $ 105,113,271
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F25

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1996, was concentrated in the following countries:

                                                    PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------------------------
                                                    FIXED INCOME,
                                                      RIGHTS &       SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY       WARRANTS         & OTHER        TOTAL
--------------------------------------  ---------   -------------   -------------   ---------
Argentina (ARG/ARS) ..................    2.4                                             2.4
Brazil (BRZL/BRL) ....................    1.6                                             1.6
Canada (CAN/CAD) .....................    6.7                                             6.7
Czech Republic (CZCH/CSK) ............    2.1                                             2.1
Finland (FIN/FIM) ....................    3.2                                             3.2
France (FR/FRF) ......................    0.9                                             0.9
Germany (GER/DEM) ....................    2.8                                             2.8
Greece (GREC/GRD) ....................    0.7                                             0.7
Hong Kong (HK/HKD) ...................    0.4                                             0.4
India (IND/INR) ......................    0.1                                             0.1
Indonesia (INDO/IDR) .................    0.6                                             0.6
Israel (ISRL/ILS) ....................    3.1                                             3.1
Italy (ITLY/ITL) .....................    4.6                                             4.6
Japan (JPN/JPY) ......................    9.0                                             9.0
Korea (KOR/KRW) ......................    1.4                                             1.4
Luxembourg (LUX/LUF) .................    1.9                                             1.9
Malaysia (MAL/MYR) ...................    1.5             0.1                             1.6
Mexico (MEX/MXN) .....................    4.4                                             4.4
Pakistan (PAK/PKR) ...................    0.8                                             0.8
Peru (PERU/PES) ......................    0.9                                             0.9
Russia (RUS/SUR) .....................    0.4             1.1                             1.5
Singapore (SING/SGD) .................    0.6                                             0.6
Sweden (SWDN/SEK) ....................    4.0                                             4.0
Thailand (THAI/THB) ..................    4.3                                             4.3
Turkey (TRKY/TRL) ....................    0.2                                             0.2
United Kingdom (UK/GBP) ..............    4.0                                             4.0
United States (US/USD) ...............   33.4                             2.8            36.2
                                        ---------       -----           -----       ---------
Total  ...............................   96.0             1.2             2.8           100.0
                                        ---------       -----           -----       ---------
                                        ---------       -----           -----       ---------

--------------

{d}  Percentages indicated are based on net assets of $2,213,026,665.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                          MARKET VALUE
                                             (U.S.       CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE     APPRECIATION
----------------------------------------  ------------  -----------  --------  --------------
French Francs                                1,370,120      5.14010  11/19/96    $   8,279
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $1,361,841)..........................     1,370,120                               8,279
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 0.06%.

CONTRACTS TO SELL:
----------------------------------------
Deutsche Marks..........................    36,403,205      1.46900  11/29/96    1,037,231
French Francs...........................    15,658,510      5.05905  11/19/96      154,736
Japanese Yen............................    14,261,848    106.41100  11/12/96      980,937
Japanese Yen............................    31,759,430    106.41100  11/12/96    2,184,429
Japanese Yen............................     2,229,844    110.00000   1/07/97       53,174
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $104,723,144).................   100,312,837                           4,410,507
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 4.53%.
  Total Open Forward Foreign Currency Contracts, Net.........................    $4,418,786
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F26

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                      GT GLOBAL
                                                    -----------------------------------------------------------------------------
                                                       CONSUMER                                                        NATURAL
                                                     PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                                    SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                                     CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
                                                       (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                                    --------------   --------------   ------------  --------------   ------------
Assets:
  Investments in securities: (Note 1)
    At identified cost............................   $156,514,774     $14,381,272     $437,287,782   $ 75,266,645    $ 90,117,578
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
    At value......................................   $165,777,735     $15,772,784     $499,429,367   $ 85,393,804    $105,883,708
  Repurchase agreement, at value and cost (Note
   1).............................................     10,575,630         523,081       65,289,064      6,217,958       5,576,860
  U.S. currency...................................            589             559              807            613             610
  Foreign currencies (cost $229, $367,172,
   $30,826, $87,210, $0, and $4,844,257,
   respectively)..................................            244         370,106           30,766         85,042              --
  Dividends and dividend withholding tax reclaims
   receivable.....................................         54,386          18,230          151,779         56,171           2,230
  Interest receivable.............................             --              --               --             --              --
  Receivable for forward foreign currency
   contracts -- closed (Note 1)...................          1,301              --            7,862             --              --
  Receivable for Fund shares sold.................      2,751,357         930,632       26,125,858        675,763       2,205,515
  Receivable for open forward foreign currency
   contracts, net (Note 1)........................             --              --          310,660         79,739          15,087
  Receivable for securities sold..................        160,000         313,698        5,341,038        447,146       4,361,795
  Unamortized organizational costs (Note 1).......         32,564          32,566               --         26,580          26,525
  Miscellaneous receivable........................             --              --           12,890             --              --
  Cash held as collateral for securities loaned
   (Note 1).......................................     10,659,295         805,810       21,329,702      7,455,555       3,777,600
                                                    --------------   --------------   ------------  --------------   ------------
    Total assets..................................    190,013,101      18,767,466      618,029,793    100,438,371     121,849,930
                                                    --------------   --------------   ------------  --------------   ------------
Liabilities:
  Due to custodian................................             --              --               --             --           8,709
  Payable for custodian fees (Note 1).............          2,063             272            6,150          9,020           5,312
  Payable for Directors' and Trustees' fees and
   expenses
   (Note 2).......................................          6,279           6,378            7,119          9,488           6,401
  Payable for fund accounting fees (Note 2).......          3,495             322           11,566          1,882           2,093
  Payable for Fund shares repurchased (Note 2)....        517,537         102,280          895,196        103,995       2,118,238
  Payable for investment management and
   administration fees (Note 2)...................        138,354           2,560          471,859         77,016          84,624
  Payable for printing and postage expenses.......         32,438          18,382          103,881         46,232          34,516
  Payable for professional fees...................         49,782          38,114           61,605         52,463          45,047
  Payable for registration and filing fees........          2,715           7,444           16,637          4,674           4,491
  Payable for securities purchased................      6,154,529         501,995       18,051,876        164,460       3,692,099
  Payable for service and distribution expenses
   (Note 2).......................................        103,066          10,634          288,857         62,404          63,963
  Payable for transfer agent fees (Note 2)........         46,516           4,998          137,193         27,203          19,697
  Other accrued expenses..........................         46,125           8,519           13,914          5,288           7,817
  Collateral for securities loaned (Note 1).......     10,659,295         805,810       21,329,702      7,455,555       3,777,600
                                                    --------------   --------------   ------------  --------------   ------------
    Total liabilities.............................     17,762,194       1,507,708       41,395,555      8,019,680       9,870,607
  Minority interest (Notes 1 & 2).................            100             100               --            100             100
                                                    --------------   --------------   ------------  --------------   ------------
Net assets........................................   $172,250,807     $17,259,658     $576,634,238   $ 92,418,591    $111,979,223
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------


                                                       TELECOM-
                                                     MUNICATIONS
                                                         FUND
                                                    --------------
Assets:
  Investments in securities: (Note 1)
    At identified cost............................  $2,043,704,032
                                                    --------------
                                                    --------------
    At value......................................  $2,151,882,030
  Repurchase agreement, at value and cost (Note
   1).............................................      15,183,346
  U.S. currency...................................             274
  Foreign currencies (cost $229, $367,172,
   $30,826, $87,210, $0, and $4,844,257,
   respectively)..................................       4,826,005
  Dividends and dividend withholding tax reclaims
   receivable.....................................         665,209
  Interest receivable.............................         139,474
  Receivable for forward foreign currency
   contracts -- closed (Note 1)...................              --
  Receivable for Fund shares sold.................      53,176,602
  Receivable for open forward foreign currency
   contracts, net (Note 1)........................       4,418,786
  Receivable for securities sold..................       7,959,285
  Unamortized organizational costs (Note 1).......              --
  Miscellaneous receivable........................           8,542
  Cash held as collateral for securities loaned
   (Note 1).......................................     222,733,129
                                                    --------------
    Total assets..................................   2,460,992,682
                                                    --------------
Liabilities:
  Due to custodian................................              --
  Payable for custodian fees (Note 1).............          11,725
  Payable for Directors' and Trustees' fees and
   expenses
   (Note 2).......................................           3,702
  Payable for fund accounting fees (Note 2).......          45,056
  Payable for Fund shares repurchased (Note 2)....      18,334,671
  Payable for investment management and
   administration fees (Note 2)...................       1,813,363
  Payable for printing and postage expenses.......         392,798
  Payable for professional fees...................          51,371
  Payable for registration and filing fees........          17,038
  Payable for securities purchased................       2,479,350
  Payable for service and distribution expenses
   (Note 2).......................................       1,421,742
  Payable for transfer agent fees (Note 2)........         638,786
  Other accrued expenses..........................          23,286
  Collateral for securities loaned (Note 1).......     222,733,129
                                                    --------------
    Total liabilities.............................     247,966,017
  Minority interest (Notes 1 & 2).................              --
                                                    --------------
Net assets........................................  $2,213,026,665
                                                    --------------
                                                    --------------

                                      F27

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                            AND LIABILITIES  (cont'd)
                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                      GT GLOBAL
                                                    -----------------------------------------------------------------------------
                                                       CONSUMER                                                        NATURAL
                                                     PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                                    SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                                     CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
                                                       (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                                    --------------   --------------   ------------  --------------   ------------
Class A:
  Net assets......................................   $ 76,899,940     $ 7,301,731     $467,860,558   $ 38,397,219    $ 48,728,791
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
  Shares outstanding..............................      3,665,880         514,137       19,822,541      2,663,494       2,795,302
  Net asset value and redemption price per
   share..........................................   $      20.98     $     14.20     $      23.60   $      14.42    $      17.43
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
  Maximum offering price per share (100/95.25 of
   Class A net asset value) *.....................   $      22.03     $     14.91     $      24.78   $      15.14    $      18.30
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
Class B:+
  Net assets......................................   $ 87,904,447     $ 9,886,172     $107,622,082   $ 53,677,528    $ 57,748,785
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
  Shares outstanding..............................      4,229,101         702,892        4,649,095      3,768,398       3,340,490
  Net asset value and offering price per share....   $      20.79     $     14.06     $      23.15   $      14.24    $      17.29
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
Advisor Class:
  Net assets......................................   $  7,446,420     $    71,755     $  1,151,688   $    343,844    $  5,501,647
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
  Shares outstanding..............................        352,047           5,031           48,446         23,685         314,997
  Net asset value, offering price per share, and
   redemption price per share.....................   $      21.15     $     14.26     $      23.77   $      14.52    $      17.47
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------
Net assets consist of:
  Paid in capital (Note 4)........................   $155,328,612     $14,559,393     $472,931,662   $ 77,651,961    $ 92,455,436
  Undistributed net investment income.............             --              --               --             --              --
  Accumulated net realized gain on investments and
   foreign currency transactions..................      7,659,347       1,301,123       41,248,577      4,567,246       3,740,782
  Net unrealized appreciation (depreciation) on
   translation of assets and liabilities in
   foreign currencies.............................           (113)          7,630          312,414         72,225          16,875
  Net unrealized appreciation of investments......      9,262,961       1,391,512       62,141,585     10,127,159      15,766,130
                                                    --------------   --------------   ------------  --------------   ------------
Total -- representing net assets applicable to
 capital shares outstanding.......................   $172,250,807     $17,259,658     $576,634,238   $ 92,418,591    $111,979,223
                                                    --------------   --------------   ------------  --------------   ------------
                                                    --------------   --------------   ------------  --------------   ------------


                                                       TELECOM-
                                                     MUNICATIONS
                                                         FUND
                                                    --------------
Class A:
  Net assets......................................  $1,204,427,814
                                                    --------------
                                                    --------------
  Shares outstanding..............................      72,150,592
  Net asset value and redemption price per
   share..........................................  $        16.69
                                                    --------------
                                                    --------------
  Maximum offering price per share (100/95.25 of
   Class A net asset value) *.....................  $        17.52
                                                    --------------
                                                    --------------
Class B:+
  Net assets......................................  $1,007,654,047
                                                    --------------
                                                    --------------
  Shares outstanding..............................      61,550,681
  Net asset value and offering price per share....  $        16.37
                                                    --------------
                                                    --------------
Advisor Class:
  Net assets......................................  $      944,804
                                                    --------------
                                                    --------------
  Shares outstanding..............................          56,192
  Net asset value, offering price per share, and
   redemption price per share.....................  $        16.81
                                                    --------------
                                                    --------------
Net assets consist of:
  Paid in capital (Note 4)........................  $1,928,891,755
  Undistributed net investment income.............           5,534
  Accumulated net realized gain on investments and
   foreign currency transactions..................     171,566,775
  Net unrealized appreciation (depreciation) on
   translation of assets and liabilities in
   foreign currencies.............................       4,384,603
  Net unrealized appreciation of investments......     108,177,998
                                                    --------------
Total -- representing net assets applicable to
 capital shares outstanding.......................  $2,213,026,665
                                                    --------------
                                                    --------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F28

                             GT GLOBAL THEME FUNDS

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

                                                                                       GT GLOBAL
                                                     -----------------------------------------------------------------------------
                                                        CONSUMER                                                        NATURAL
                                                      PRODUCTS AND      FINANCIAL         HEALTH     INFRASTRUCTURE    RESOURCES
                                                     SERVICES FUND-   SERVICES FUND-       CARE          FUND-           FUND-
                                                      CONSOLIDATED     CONSOLIDATED        FUND       CONSOLIDATED    CONSOLIDATED
                                                     --------------   --------------   ------------  --------------   ------------
Investment income:
  Dividend income (net of foreign withholding tax
   of $6,469, $14,755, $180,801, $121,927, $14,864,
   and $1,982,953, respectively)...................   $   359,427       $  298,448     $  4,282,409   $ 1,455,213     $   279,542
  Interest income..................................       286,745           82,401        1,726,617       249,111         103,047
  Other income.....................................            --               --          137,615            --              --
                                                     --------------   --------------   ------------  --------------   ------------
    Total investment income........................       646,172          380,849        6,146,641     1,704,324         382,589
                                                     --------------   --------------   ------------  --------------   ------------
Expenses:
  Investment management and administration fees
   (Note 2)........................................       570,263          134,856        5,495,494       854,191         573,359
  Amortization of organization costs (Note 1)......        10,329           12,656               --        10,328          10,329
  Audit fees.......................................        43,914           50,836           67,326        59,469          60,546
  Custodian Fees (Note 1)..........................        54,316            9,966          105,999        90,835          42,780
  Directors' and Trustees' fees and expenses (Note
   2)..............................................        10,248           18,836           19,532        16,836          19,336
  Fund accounting fees (Note 2)....................        14,778            3,493          141,582        21,910          14,761
  Insurance expenses...............................            --               --            4,691         2,912              --
  Legal fees.......................................        27,084           22,744           23,816        26,626          26,268
  Printing and postage expenses....................        72,698           42,822          181,817        69,906          57,462
  Registration and filing fees.....................        43,398           38,908          109,174        41,516          37,568
  Service and distribution expenses: (Note 2)
    Class A........................................       144,407           31,297        2,335,519       177,035         139,991
    Class B........................................       285,201           76,454          969,596       518,147         296,729
  Transfer agent fees (Note 2).....................       234,686           53,854        1,414,082       323,010         212,761
  Other expenses...................................         4,241           14,142            3,875        12,156           7,917
                                                     --------------   --------------   ------------  --------------   ------------
    Total expenses before reductions...............     1,515,563          510,864       10,872,503     2,224,877       1,499,807
                                                     --------------   --------------   ------------  --------------   ------------
      Expenses reimbursed by Chancellor LGT Asset
       Management, Inc. (Note 2)...................            --         (138,132)              --            --              --
      Expense reductions (Notes 1 & 5).............       (62,446)         (10,706)        (217,027)      (98,566)        (61,692)
                                                     --------------   --------------   ------------  --------------   ------------
    Total net expenses.............................     1,453,117          362,026       10,655,476     2,126,311       1,438,115
                                                     --------------   --------------   ------------  --------------   ------------
Net investment income (loss).......................      (806,945)          18,823       (4,508,835)     (421,987)     (1,055,526)
                                                     --------------   --------------   ------------  --------------   ------------
Net realized and unrealized gain on investments and
  foreign currencies: (Note 1)
  Net realized gain on investments.................     8,408,399        1,705,569      174,045,838     4,996,832       7,289,530
  Net realized gain on foreign currency
   transactions....................................        64,343           58,811        2,843,700       311,306          27,175
                                                     --------------   --------------   ------------  --------------   ------------
    Net realized gain during the year..............     8,472,742        1,764,380      176,889,538     5,308,138       7,316,705
                                                     --------------   --------------   ------------  --------------   ------------
  Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currencies...............        (7,034)          (6,352)        (547,070)      (86,155)         65,378
  Net change in unrealized appreciation
   (depreciation) of
   investments.....................................     8,880,649          615,083      (53,392,951)    9,582,726      14,910,009
                                                     --------------   --------------   ------------  --------------   ------------
    Net unrealized appreciation (depreciation)
     during the period.............................     8,873,615          608,731      (53,940,021)    9,496,571      14,975,387
                                                     --------------   --------------   ------------  --------------   ------------
Net realized and unrealized gain on investments and
 foreign currencies................................    17,346,357        2,373,111      122,949,517    14,804,709      22,292,092
                                                     --------------   --------------   ------------  --------------   ------------
Net increase in net assets resulting from
 operations........................................   $16,539,412       $2,391,934     $118,440,682   $14,382,722     $21,236,566
                                                     --------------   --------------   ------------  --------------   ------------
                                                     --------------   --------------   ------------  --------------   ------------


                                                       TELECOM-
                                                     MUNICATIONS
                                                         FUND
                                                     ------------
Investment income:
  Dividend income (net of foreign withholding tax
   of $6,469, $14,755, $180,801, $121,927, $14,864,
   and $1,982,953, respectively)...................  $ 20,581,055
  Interest income..................................     1,720,560
  Other income.....................................            --
                                                     ------------
    Total investment income........................    22,301,615
                                                     ------------
Expenses:
  Investment management and administration fees
   (Note 2)........................................    23,119,601
  Amortization of organization costs (Note 1)......        12,074
  Audit fees.......................................        67,129
  Custodian Fees (Note 1)..........................     1,025,576
  Directors' and Trustees' fees and expenses (Note
   2)..............................................        23,176
  Fund accounting fees (Note 2)....................       621,480
  Insurance expenses...............................            --
  Legal fees.......................................        24,222
  Printing and postage expenses....................       491,519
  Registration and filing fees.....................       102,132
  Service and distribution expenses: (Note 2)
    Class A........................................     6,774,499
    Class B........................................    11,294,711
  Transfer agent fees (Note 2).....................     6,517,937
  Other expenses...................................        70,269
                                                     ------------
    Total expenses before reductions...............    50,144,325
                                                     ------------
      Expenses reimbursed by Chancellor LGT Asset
       Management, Inc. (Note 2)...................            --
      Expense reductions (Notes 1 & 5).............    (1,344,233)
                                                     ------------
    Total net expenses.............................    48,800,092
                                                     ------------
Net investment income (loss).......................   (26,498,477)
                                                     ------------
Net realized and unrealized gain on investments and
  foreign currencies: (Note 1)
  Net realized gain on investments.................   186,997,632
  Net realized gain on foreign currency
   transactions....................................    43,492,161
                                                     ------------
    Net realized gain during the year..............   230,489,793
                                                     ------------
  Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currencies...............   (21,852,465)
  Net change in unrealized appreciation
   (depreciation) of
   investments.....................................    (5,766,662)
                                                     ------------
    Net unrealized appreciation (depreciation)
     during the period.............................   (27,619,127)
                                                     ------------
Net realized and unrealized gain on investments and
 foreign currencies................................   202,870,666
                                                     ------------
Net increase in net assets resulting from
 operations........................................  $176,372,189
                                                     ------------
                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                      F29

                             GT GLOBAL THEME FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                GT GLOBAL
                                      --------------------------------------------------------------
                                             CONSUMER PRODUCTS
                                                AND SERVICES
                                             FUND-CONSOLIDATED
                                      --------------------------------
                                                       DECEMBER 30,          FINANCIAL SERVICES
                                                           1994               FUND-CONSOLIDATED
                                                       (COMMENCEMENT     ---------------------------
                                       YEAR ENDED    OF OPERATIONS) TO    YEAR ENDED     YEAR ENDED
                                       OCTOBER 31,      OCTOBER 31,       OCTOBER 31,   OCTOBER 31,
                                          1996             1995              1996           1995
                                      -------------  -----------------   -------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)......  $    (806,945)   $      1,159      $      18,823  $     93,158
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................      8,472,742         395,974          1,764,380      (438,738)
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................         (7,034)          6,921             (6,352)       13,973
  Net change in unrealized
   appreciation (depreciation) of
   investments......................      8,880,649         382,312            615,083       743,739
                                      -------------  -----------------   -------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     16,539,412         786,366          2,391,934       412,132
                                      -------------  -----------------   -------------  ------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........             --              --            (56,390)           --
  From net realized gain on
   investments......................       (217,050)             --             (8,739)           --
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........             --              --            (37,999)           --
  From net realized gain on
   investments......................       (180,431)             --             (7,991)           --
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........             --              --               (377)           --
  From net realized gain on
   investments......................         (5,969)             --                (43)           --
                                      -------------  -----------------   -------------  ------------
    Total distributions.............       (403,450)             --           (111,539)           --
                                      -------------  -----------------   -------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................    241,650,741       7,649,630         19,900,814    10,643,479
  Decrease from capital shares
   repurchased......................    (92,740,871)     (1,331,021)       (15,187,336)   (6,199,828)
                                      -------------  -----------------   -------------  ------------
    Net increase (decrease) from
     capital share transactions.....    148,909,870       6,318,609          4,713,478     4,443,651
                                      -------------  -----------------   -------------  ------------
Total increase (decrease) in net
 assets.............................    165,045,832       7,104,975          6,993,873     4,855,783
Net assets:
  Beginning of year.................      7,204,975         100,000         10,265,785     5,410,002
                                      -------------  -----------------   -------------  ------------
  End of year.......................  $ 172,250,807*   $  7,204,975*     $  17,259,658* $ 10,265,785*
                                      -------------  -----------------   -------------  ------------
                                      -------------  -----------------   -------------  ------------
 * Includes undistributed investment
   income...........................  $          --    $    397,133      $          --  $     86,274
                                      -------------  -----------------   -------------  ------------
                                      -------------  -----------------   -------------  ------------


                                                 HEALTH CARE
                                                     FUND
                                      ----------------------------------
                                         YEAR ENDED        YEAR ENDED
                                        OCTOBER 31,       OCTOBER 31,
                                            1996              1995
                                      ----------------  ----------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)......  $     (4,508,835) $     (3,529,866)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................       176,889,538        67,043,506
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................          (547,070)          961,568
  Net change in unrealized
   appreciation (depreciation) of
   investments......................       (53,392,951)       19,234,934
                                      ----------------  ----------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................       118,440,682        83,710,142
                                      ----------------  ----------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................       (54,405,334)      (27,521,553)
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................        (9,956,648)       (2,846,079)
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................           (69,184)               --
                                      ----------------  ----------------
    Total distributions.............       (64,431,166)      (30,367,632)
                                      ----------------  ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................     2,138,295,778     1,635,173,338
  Decrease from capital shares
   repurchased......................    (2,113,330,083)   (1,668,897,114)
                                      ----------------  ----------------
    Net increase (decrease) from
     capital share transactions.....        24,965,695       (33,723,776)
                                      ----------------  ----------------
Total increase (decrease) in net
 assets.............................        78,975,211        19,618,734
Net assets:
  Beginning of year.................       497,659,027       478,040,293
                                      ----------------  ----------------
  End of year.......................  $    576,634,238* $    497,659,027*
                                      ----------------  ----------------
                                      ----------------  ----------------
 * Includes undistributed investment
   income...........................  $             --  $             --
                                      ----------------  ----------------
                                      ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.
                                      F30

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------

                                                               GT GLOBAL
                                      -----------------------------------------------------------
                                             INFRASTRUCTURE               NATURAL RESOURCES
                                           FUND-CONSOLIDATED              FUND-CONSOLIDATED
                                      ----------------------------  -----------------------------
                                       YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                          1996           1995            1996           1995
                                      -------------  -------------  --------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)......  $    (421,987) $    (507,328) $   (1,055,526) $      48,118
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................      5,308,138        (58,363)      7,316,705     (2,391,427)
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................        (86,155)       157,236          65,378        (43,764)
  Net change in unrealized
   appreciation (depreciation) of
   investments......................      9,582,726       (565,235)     14,910,009        177,530
                                      -------------  -------------  --------------  -------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................     14,382,722       (973,690)     21,236,566     (2,209,543)
                                      -------------  -------------  --------------  -------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........             --             --         (46,497)       (36,529)
  From net realized gain on
   investments......................             --             --          (9,643)            --
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........             --             --              --        (30,368)
  From net realized gain on
   investments......................             --             --         (10,136)            --
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........             --             --            (853)            --
  From net realized gain on
   investments......................             --             --             (69)            --
                                      -------------  -------------  --------------  -------------
    Total distributions.............             --             --         (67,198)       (66,897)
                                      -------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................     42,853,853     69,579,771     219,606,793     38,611,615
  Decrease from capital shares
   repurchased......................    (51,456,466)   (36,537,085)   (155,468,156)   (37,864,366)
                                      -------------  -------------  --------------  -------------
    Net increase (decrease) from
     capital share transactions.....     (8,602,613)    33,042,686      64,138,637        747,249
                                      -------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.............................      5,780,109     32,068,996      85,308,005     (1,529,191)
Net assets:
  Beginning of year.................     86,638,482     54,569,486      26,671,218     28,200,409
                                      -------------  -------------  --------------  -------------
  End of year.......................  $  92,418,591* $  86,638,482* $  111,979,223* $  26,671,218*
                                      -------------  -------------  --------------  -------------
                                      -------------  -------------  --------------  -------------
 * Includes undistributed investment
   income...........................  $          --  $           0  $           --  $      47,438
                                      -------------  -------------  --------------  -------------
                                      -------------  -------------  --------------  -------------


                                              TELECOMMUNICATIONS
                                                     FUND
                                      ----------------------------------
                                         YEAR ENDED        YEAR ENDED
                                        OCTOBER 31,       OCTOBER 31,
                                            1996              1995
                                      ----------------  ----------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)......  $    (26,498,477) $    (18,253,687)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................       230,489,793       112,281,604
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................       (21,852,465)       20,055,808
  Net change in unrealized
   appreciation (depreciation) of
   investments......................        (5,766,662)     (203,028,268)
                                      ----------------  ----------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................       176,372,189       (88,944,543)
                                      ----------------  ----------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................       (64,901,484)      (78,594,102)
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................       (54,643,650)      (58,563,435)
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........                --                --
  From net realized gain on
   investments......................           (33,321)               --
                                      ----------------  ----------------
    Total distributions.............      (119,578,455)     (137,157,537)
                                      ----------------  ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................     3,156,330,159     1,799,851,047
  Decrease from capital shares
   repurchased......................    (3,466,020,319)   (1,936,308,797)
                                      ----------------  ----------------
    Net increase (decrease) from
     capital share transactions.....      (309,690,160)     (136,457,750)
                                      ----------------  ----------------
Total increase (decrease) in net
 assets.............................      (252,896,426)     (362,559,830)
Net assets:
  Beginning of year.................     2,465,923,091     2,828,482,921
                                      ----------------  ----------------
  End of year.......................  $  2,213,026,665* $  2,465,923,091*
                                      ----------------  ----------------
                                      ----------------  ----------------
 * Includes undistributed investment
   income...........................  $          5,534  $              0
                                      ----------------  ----------------
                                      ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.
                                      F31

                             GT GLOBAL THEME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CONSUMER PRODUCTS AND SERVICES FUND
                                     -----------------------------------------------------------------
                                                 CLASS A                           CLASS B
                                     -------------------------------   -------------------------------
                                                   DECEMBER 30, 1994                 DECEMBER 30, 1994
                                        YEAR         (COMMENCEMENT        YEAR         (COMMENCEMENT
                                        ENDED       OF OPERATIONS)        ENDED       OF OPERATIONS)
                                     OCTOBER 31,    TO OCTOBER 31,     OCTOBER 31,    TO OCTOBER 31,
                                       1996+++          1995+++          1996+++          1995+++
                                     -----------   -----------------   -----------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................   $ 14.59           $11.43          $ 14.53           $11.43
                                     -----------      --------         -----------      --------
Income from investment operations:
  Net investment income (loss).....     (0.22) *          0.02* *         (0.31) *         (0.04) * *
  Net realized and unrealized gain
   on investments..................      7.13             3.14             7.09             3.14
                                     -----------      --------         -----------      --------
    Net increase from investment
     operations....................      6.91             3.16             6.78             3.10
                                     -----------      --------         -----------      --------
Distributions to shareholders:
  From net realized gain on
   investments.....................     (0.52)              --            (0.52)              --
                                     -----------      --------         -----------      --------
    Total distributions............     (0.52)              --            (0.52)              --
                                     -----------      --------         -----------      --------
Net asset value, end of period.....   $ 20.98           $14.59          $ 20.79           $14.53
                                     -----------      --------         -----------      --------
                                     -----------      --------         -----------      --------

Total investment return (c)........     48.82%           27.65% (b)       48.11%           27.12% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................   $76,900           $4,082          $87,904           $2,959
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc. (Notes 1,
   2 & 5)..........................     (1.14)%           0.20% (a)       (1.64)%          (0.30)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc...........     (1.24)%         (11.11)% (a)      (1.74)%         (11.61)% (a)
Ratio of expenses to average net
 assets:
  With expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc. (Notes 1,
   2 & 5)..........................      2.24%            2.32% (a)        2.74%            2.82% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc...........      2.34%           13.63% (a)        2.84%           14.13% (a)
Portfolio turnover rate++..........       169%             240% (a)         169%             240% (a)
Average commission rate per share
 paid on portfolio
 transactions++....................   $0.0545              N/A          $0.0545              N/A


                                           ADVISOR CLASS+
                                     --------------------------
                                        YEAR       JUNE 1, 1995
                                        ENDED           TO
                                     OCTOBER 31,   OCTOBER 31,
                                       1996+++       1995+++
                                     -----------   ------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................   $ 14.64        $11.84
                                     -----------   ------------
Income from investment operations:
  Net investment income (loss).....     (0.13) *       0.04* *
  Net realized and unrealized gain
   on investments..................      7.16          2.76
                                     -----------   ------------
    Net increase from investment
     operations....................      7.03          2.80
                                     -----------   ------------
Distributions to shareholders:
  From net realized gain on
   investments.....................     (0.52)           --
                                     -----------   ------------
    Total distributions............     (0.52)           --
                                     -----------   ------------
Net asset value, end of period.....   $ 21.15        $14.64
                                     -----------   ------------
                                     -----------   ------------
Total investment return (c)........     49.50%        23.65% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................   $ 7,446        $  164
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc. (Notes 1,
   2 & 5)..........................     (0.64)%        0.70% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc...........     (0.74)%      (10.61)% (a)
Ratio of expenses to average net
 assets:
  With expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc. (Notes 1,
   2 & 5)..........................      1.74%         1.82% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT
   Asset Management, Inc...........      1.84%        13.13% (a)
Portfolio turnover rate++..........       169%          240% (a)
Average commission rate per share
 paid on portfolio
 transactions++....................   $0.0545           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management, Inc, net investment income per share would have been reduced by $0.05 for Class A, Class B and Advisor Class.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share operating data were calculated based upon weighted average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F32

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        FINANCIAL SERVICES FUND
                                          ------------------------------------------------------------------------------------
                                                           CLASS A                                    CLASS B
                                          ------------------------------------------  ----------------------------------------
                                                                      MAY 31, 1994                               MAY 31, 1994
                                           YEAR ENDED OCTOBER 31,    (COMMENCEMENT     YEAR ENDED OCTOBER 31,   (COMMENCEMENT
                                                                     OF OPERATIONS)                             OF OPERATIONS)
                                          ------------------------   TO OCTOBER 31,   ------------------------  TO OCTOBER 31,
                                            1996+++      1995+++          1994          1996+++      1995+++         1994
                                          -----------  -----------  ----------------  -----------  -----------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.92    $   11.62      $   11.43       $   11.83    $   11.60     $   11.43
                                          -----------  -----------      --------      -----------  -----------  --------------
Income from investment operations:
  Net investment income (loss)..........        0.05*        0.17* *         0.02 * *      (0.01) *       0.11* *        0.00* * *
  Net realized and unrealized gain on
   investments..........................        2.36         0.13           0.17            2.34         0.12          0.17
                                          -----------  -----------      --------      -----------  -----------  --------------
    Net increase from investment
     operations.........................        2.41         0.30           0.19            2.33         0.23          0.17
                                          -----------  -----------      --------      -----------  -----------  --------------
Distributions to shareholders:
  From net investment income............       (0.12)          --             --           (0.09)          --            --
  From net realized gain on
   investments..........................       (0.01)          --             --           (0.01)          --            --
                                          -----------  -----------      --------      -----------  -----------  --------------
    Total distributions.................       (0.13)          --             --           (0.10)          --            --
                                          -----------  -----------      --------      -----------  -----------  --------------
Net asset value, end of period..........   $   14.20    $   11.92      $   11.62       $   14.06    $   11.83     $   11.60
                                          -----------  -----------      --------      -----------  -----------  --------------
                                          -----------  -----------      --------      -----------  -----------  --------------

Total investment return (c).............       20.21%        2.58%          1.66 % (b)      19.81%       1.98%         1.49 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   7,302    $   5,687      $   3,175       $   9,886    $   4,548     $   2,235
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2, & 5)...        0.41%        1.46%          0.66 % (a)      (0.09)%       0.96%        0.16 %(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       (0.66)%      (5.34)%        (7.26)% (a)      (1.16)%      (5.84)%       (7.76)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2, & 5)...        2.32%        2.34%          2.40 % (a)       2.82%       2.84%         2.90 %(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        3.39%        9.14%         10.32 % (a)       3.89%       9.64%        10.82 %(a)
Portfolio turnover rate++...............         103%         170%            53 % (a)        103%        170%           53 %(a)
Average commission rate per share paid
 on portfolio transactions++............   $  0.0080          N/A            N/A       $  0.0080          N/A           N/A

----------------

 (a) Annualized.
 (b) Not annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share data were calculated based upon weighted average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F33

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                           FINANCIAL SERVICES FUND
                                          --------------------------
                                                ADVISOR CLASS+
                                          --------------------------
                                             YEAR      JUNE 1, 1995
                                             ENDED          TO
                                          OCTOBER 31,   OCTOBER 31,
                                            1996+++        1995
                                          -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.95     $   11.09
                                          -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.12*         0.09* *
  Net realized and unrealized gain on
   investments..........................        2.36          0.77
                                          -----------  -------------
    Net increase from investment
     operations.........................        2.48          0.86
                                          -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.16)           --
  From net realized gain on
   investments..........................       (0.01)           --
                                          -----------  -------------
    Total distributions.................       (0.17)           --
                                          -----------  -------------
Net asset value, end of period..........   $   14.26     $   11.95
                                          -----------  -------------
                                          -----------  -------------

Total investment return (c).............       20.87%         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $      72     $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2, & 5)...        0.91%         1.96%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       (0.16)%       (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2, & 5)...        1.82%         1.84%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        2.89%         8.64%(a)
Portfolio turnover rate++...............         103%          170%
Average commission rate per share paid
 on portfolio transactions++............   $  0.0080           N/A

----------------

 (a) Annualized.
 (b) Not annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share data were calculated based upon weighted average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F34

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                               HEALTH CARE FUND
                                          ----------------------------------------------------------
                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1996 (D)      1995      1994 (D)    1993 (D)      1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   21.84   $   19.60   $   17.86   $   17.44   $   19.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.17)      (0.15)      (0.22)      (0.15)      (0.18)
  Net realized and unrealized gain
   (loss) on investments................       4.79        3.73        2.02        0.57       (1.53)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       4.62        3.58        1.80        0.42       (1.71)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --          --
  From net realized gain on
   investments..........................      (2.86)      (1.34)         --          --       (0.14)
  In excess of net realized gain on
   investments..........................         --          --       (0.06)         --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (2.86)      (1.34)      (0.06)         --       (0.14)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   23.60   $   21.84   $   19.60   $   17.86   $   17.44
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      23.14%      19.79%      10.11%        2.4%       (8.9)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 467,861   $ 426,380   $ 438,940   $ 461,113   $ 655,867
Ratio of net investment income (loss) to
 average net assets.....................      (0.71)%     (0.72)%     (1.23)%      (0.9)%     (0.97)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.80%       1.85%       1.98%        2.0%       2.05%
  Without expense reductions............       1.84%       1.91%         --%*        --%*        --%*
Portfolio turnover rate++++.............        157%         99%         64%         61%         30%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0548         N/A         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class Shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F35

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        HEALTH CARE FUND
                                          -----------------------------------------------------------------------------
                                                              CLASS B++                           ADVISOR CLASS+++
                                          -------------------------------------------------  --------------------------
                                                                              APRIL 1, 1993     YEAR      JUNE 1, 1995
                                                YEAR ENDED OCTOBER 31,             TO           ENDED          TO
                                          ----------------------------------   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1996 (D)    1995 (D)    1994 (D)     1993 (D)      1996 (D)        1995
                                          ----------  ----------  ----------  -------------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   21.56   $   19.46   $   17.80     $   15.59     $   21.88     $   18.66
                                          ----------  ----------  ----------  -------------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.27)      (0.25)      (0.32)        (0.14)        (0.05)        (0.02)
  Net realized and unrealized gain
   (loss) on investments................       4.72        3.69        2.02          2.35          4.80          3.24
                                          ----------  ----------  ----------  -------------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       4.45        3.44        1.70          2.21          4.75          3.22
                                          ----------  ----------  ----------  -------------  -----------  -------------
Distributions to shareholders:
  From net investment income............         --          --          --            --            --            --
  From net realized gain on
   investments..........................      (2.86)      (1.34)         --            --         (2.86)           --
  In excess of net realized gain on
   investments..........................         --          --       (0.04)           --            --            --
                                          ----------  ----------  ----------  -------------  -----------  -------------
    Total distributions.................      (2.86)      (1.34)      (0.04)           --         (2.86)           --
                                          ----------  ----------  ----------  -------------  -----------  -------------
Net asset value, end of period..........  $   23.15   $   21.56   $   19.46     $   17.80     $   23.77     $   21.88
                                          ----------  ----------  ----------  -------------  -----------  -------------
                                          ----------  ----------  ----------  -------------  -----------  -------------

Total investment return (c).............      22.59%      19.17%       9.55%         14.2%(a)      23.82%       17.10%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 107,622   $  70,740   $  39,100     $   8,604     $   1,152     $     539
Ratio of net investment income (loss) to
 average net assets.....................      (1.21)%     (1.22)%     (1.73)%        (1.4)%(b)      (0.21)%       (0.22)%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.30%       2.35%       2.48%          2.5%(b)       1.30%        1.35%(a)
  Without expense reductions............       2.34%       2.41%         --%*          --%*        1.34%         1.41%(a)
Portfolio turnover rate++++.............        157%         99%         64%           61%          157%           99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0548         N/A         N/A           N/A     $  0.0548           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class Shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F36

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           INFRASTRUCTURE FUND
                                          --------------------------------------------------------------------------------------
                                                           CLASS A                                     CLASS B
                                          ------------------------------------------  ------------------------------------------
                                          YEAR ENDED OCTOBER 31,     MAY 31, 1994     YEAR ENDED OCTOBER 31,     MAY 31, 1994
                                                                   (COMMENCEMENT OF                            (COMMENCEMENT OF
                                          -----------------------   OPERATIONS) TO    -----------------------   OPERATIONS) TO
                                            1996+++       1995     OCTOBER 31, 1994     1996+++       1995     OCTOBER 31, 1994
                                          -----------  ----------  -----------------  -----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.11   $   12.47       $   11.43       $   12.03   $   12.45       $   11.43
                                          -----------  ----------  -----------------  -----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........       (0.03)      (0.03) *          0.01* *       (0.09)      (0.09) *         (0.01) * *
  Net realized and unrealized gain
   (loss) on investments................        2.34       (0.33)           1.03            2.30       (0.33)           1.03
                                          -----------  ----------  -----------------  -----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............        2.31       (0.36)           1.04            2.21       (0.42)           1.02
                                          -----------  ----------  -----------------  -----------  ----------  -----------------
Net asset value, end of period..........   $   14.42   $   12.11       $   12.47       $   14.24   $   12.03       $   12.45
                                          -----------  ----------  -----------------  -----------  ----------  -----------------
                                          -----------  ----------  -----------------  -----------  ----------  -----------------

Total investment return (c).............       19.08%      (2.89)%          9.10% (b)      18.37%      (3.37)%          8.92% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  38,397   $  36,241       $  23,615       $  53,678   $  50,181       $  30,954
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc. (Notes 1 & 5)........       (0.19)%     (0.32)%          0.41% (a)      (0.69)%     (0.82)%         (0.09)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc.......................       (0.30)%     (0.58)%         (0.47)% (a)      (0.80)%     (1.08)%         (0.97)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc. (Notes 1 & 5)........        2.14%       2.36%           2.40% (a)       2.64%       2.86%           2.90% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc.......................        2.25%       2.62%           3.28% (a)       2.75%       3.12%           3.78% (a)
Portfolio turnover rate++...............          41%         45%             18%             41%         45%             18%
Average commission rate per share paid
 on portfolio transactions++............   $  0.0109         N/A             N/A       $  0.0109         N/A             N/A

----------------

 (a) Annualized.
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares for the period ended October 31, 1995.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B shares from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share operating data were calculated based upon average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F37

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                             INFRASTRUCTURE FUND
                                          --------------------------
                                                ADVISOR CLASS+
                                          --------------------------
                                             YEAR      JUNE 1, 1995
                                             ENDED          TO
                                          OCTOBER 31,   OCTOBER 31,
                                            1996+++        1995
                                          -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.14     $   12.00
                                          -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.04          0.02*
  Net realized and unrealized gain
   (loss) on investments................        2.34          0.12
                                          -----------  -------------
    Net increase (decrease) from
     investment operations..............        2.38          0.14
                                          -----------  -------------
Net asset value, end of period..........   $   14.52     $   12.14
                                          -----------  -------------
                                          -----------  -------------

Total investment return (c).............       19.60%         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     344     $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc. (Notes 1 & 5)........        0.31%         0.18%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc.......................        0.20%        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc. (Notes 1 & 5)........        1.64%         1.86%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management Inc.......................        1.75%         2.12%(a)
Portfolio turnover rate++...............          41%           45%
Average commission rate per share paid
 on portfolio transactions++............   $  0.0109           N/A

----------------

 (a) Annualized.
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares for the period ended October 31, 1995.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B shares from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share operating data were calculated based upon average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F38

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        NATURAL RESOURCES FUND
                                          ----------------------------------------------------------------------------------
                                                          CLASS A                                   CLASS B
                                          ----------------------------------------  ----------------------------------------
                                                                    MAY 31, 1994                              MAY 31, 1994
                                          YEAR ENDED OCTOBER 31,    (COMMENCEMENT   YEAR ENDED OCTOBER 31,    (COMMENCEMENT
                                                                   OF OPERATIONS)                            OF OPERATIONS)
                                          -----------------------  TO OCTOBER 31,   -----------------------  TO OCTOBER 31,
                                            1996+++       1995          1994          1996+++       1995          1994
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.44   $   12.41      $   11.43      $   11.36   $   12.38      $   11.43
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
Income from investment operations:
  Net investment income (loss)..........       (0.24)       0.04*          0.06* *       (0.31)      (0.02) *         0.03* *
  Net realized and unrealized gain
   (loss) on investments................        6.28       (0.98)          0.92           6.25       (0.98)          0.92
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
    Net increase (decrease) from
     investment operations..............        6.04       (0.94)          0.98           5.94       (1.00)          0.95
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............       (0.04)      (0.03)            --             --       (0.02)            --
  From net realized gain on
   investments..........................       (0.01)         --             --          (0.01)         --             --
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
    Total distributions.................       (0.05)      (0.03)            --          (0.01)      (0.02)            --
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
Net asset value, end of period..........   $   17.43   $   11.44      $   12.41      $   17.29   $   11.36      $   12.38
                                          -----------  ----------  ---------------  -----------  ----------  ---------------
                                          -----------  ----------  ---------------  -----------  ----------  ---------------

Total investment return (c).............       53.04%      (7.58)%         8.57% (b)      52.39%     (8.05)%         8.31% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  48,729   $  12,598      $  14,797      $  57,749   $  13,978      $  13,404
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 2 & 5).......       (1.55)%      0.41%          2.63% (a)      (2.05)%     (0.09)%         2.13% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       (1.65)%     (0.69)%         0.65% (a)      (2.15)%     (1.19)%         0.15% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 2 & 5).......        2.20%       2.37%          2.40% (a)       2.70%      2.87%          2.90% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        2.30%       3.47%          4.38% (a)       2.80%      3.97%          4.88% (a)
Portfolio turnover rate++...............          94%         87%           137%            94%         87%           137%
Average commission rate per share paid
 on portfolio transactions++............   $  0.0243         N/A            N/A      $  0.0243         N/A            N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share operating data were calculated based upon average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F39

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                            NATURAL RESOURCES FUND
                                          --------------------------
                                                ADVISOR CLASS+
                                          --------------------------
                                             YEAR      JUNE 1, 1995
                                             ENDED          TO
                                          OCTOBER 31,   OCTOBER 31,
                                            1996+++        1995
                                          -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.47     $   11.45
                                          -----------  -------------
Income from investment operations:
  Net investment income (loss)..........       (0.17)         0.11*
  Net realized and unrealized gain
   (loss) on investments................        6.28         (0.09)
                                          -----------  -------------
    Net increase (decrease) from
     investment operations..............        6.11          0.02
                                          -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.10)           --
  From net realized gain on
   investments..........................       (0.01)           --
                                          -----------  -------------
    Total distributions.................       (0.11)           --
                                          -----------  -------------
Net asset value, end of period..........   $   17.47     $   11.47
                                          -----------  -------------
                                          -----------  -------------

Total investment return (c).............       53.76%         0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   5,502     $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 2 & 5).......       (1.05)%        0.91%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       (1.15)%       (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 2 & 5).......        1.70%         1.87%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        1.80%         2.97%(a)
Portfolio turnover rate++...............          94%           87%
Average commission rate per share paid
 on portfolio transactions++............   $  0.0243           N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
+++ These selected per share operating data were calculated based upon average shares outstanding during the period.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.
                                      F40

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             TELECOMMUNICATIONS FUND
                                          --------------------------------------------------------------
                                                                     CLASS A+
                                          --------------------------------------------------------------
                                                                                           JANUARY 27,
                                                                                               1992
                                                                                          (COMMENCEMENT
                                                      YEAR ENDED OCTOBER 31,              OF OPERATIONS)
                                          ----------------------------------------------  TO OCTOBER 31,
                                           1996 (D)      1995      1994 (D)      1993          1992
                                          ----------  ----------  ----------  ----------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.42   $   17.80   $   16.92   $   11.16     $   11.43
                                          ----------  ----------  ----------  ----------  --------------
Income from investment operations:
  Net investment income (loss)..........      (0.13)      (0.09)      (0.01)       0.08          0.14*
  Net realized and unrealized gain
   (loss) on investments................       1.22       (0.43)       1.17        5.83         (0.41)
                                          ----------  ----------  ----------  ----------  --------------
    Net increase (decrease) from
     investment operations..............       1.09       (0.52)       1.16        5.91         (0.27)
                                          ----------  ----------  ----------  ----------  --------------
Distributions to shareholders:
  From net investment income............         --          --       (0.01)      (0.15)           --
  From net realized gain on
   investments..........................      (0.82)      (0.86)      (0.27)         --            --
                                          ----------  ----------  ----------  ----------  --------------
    Total distributions.................      (0.82)      (0.86)      (0.28)      (0.15)           --
                                          ----------  ----------  ----------  ----------  --------------
Net asset value, end of period..........  $   16.69   $   16.42   $   17.80   $   16.92     $   11.16
                                          ----------  ----------  ----------  ----------  --------------
                                          ----------  ----------  ----------  ----------  --------------

Total investment return (c).............       7.00%      (2.88)%      7.02%       53.6%         (2.4)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,204,428  $1,353,722  $1,644,402  $1,223,340    $ 442,862
Ratio of net investment income (loss) to
 average net assets.....................      (0.84)%     (0.49)%     (0.02)%       0.8%          2.1 %(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 7).......       1.74%       1.77%       1.80%        2.0%          2.3 %(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       1.79%       1.83%         --%**        --%**          -- %**
Portfolio turnover rate++++.............         37%         62%         57%         41%            4 %(a)
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0165         N/A         N/A         N/A           N/A

----------------

  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
  * Includes reimbursements by Chancellor LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04% (See Note 2).
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These per share operating performance data were calculated based upon the weighted average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.
                                      F41

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    TELECOMMUNICATIONS FUND
                                          ---------------------------------------------------------------------------
                                                             CLASS B++
                                          -----------------------------------------------       ADVISOR CLASS+++
                                                                               APRIL 1,    --------------------------
                                                                                 1993         YEAR      JUNE 1, 1995
                                                YEAR ENDED OCTOBER 31,            TO          ENDED          TO
                                          ----------------------------------  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                                           1996 (D)      1995      1994 (D)      1993       1996 (D)        1995
                                          ----------  ----------  ----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.20   $   17.66   $   16.87    $   12.68    $   16.46     $   15.24
                                          ----------  ----------  ----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.23)      (0.17)      (0.10)        0.01        (0.05)           --
  Net realized and unrealized gain
   (loss) on investments................       1.22       (0.43)       1.17         4.18         1.22          1.22
                                          ----------  ----------  ----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       0.99       (0.60)       1.07         4.19         1.17          1.22
                                          ----------  ----------  ----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............         --          --       (0.01)          --           --            --
  From net realized gain on
   investments..........................      (0.82)      (0.86)      (0.27)          --        (0.82)           --
                                          ----------  ----------  ----------  -----------  -----------  -------------
    Total distributions.................      (0.82)      (0.86)      (0.28)          --        (0.82)           --
                                          ----------  ----------  ----------  -----------  -----------  -------------
Net asset value, end of period..........  $   16.37   $   16.20   $   17.66    $   16.87    $   16.81     $   16.46
                                          ----------  ----------  ----------  -----------  -----------  -------------
                                          ----------  ----------  ----------  -----------  -----------  -------------

Total investment return (c).............       6.46%      (3.37)%      6.50%        33.0%(b)       7.49%        7.94%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,007,654  $1,111,520  $1,184,081   $ 455,335    $     945     $     681
Ratio of net investment income (loss) to
 average net assets.....................      (1.34)%     (0.99)%     (0.52)%        0.3%(a)      (0.34)%        0.01%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 7).......       2.24%       2.27%       2.30%         2.5%(a)       1.24%        1.27%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.29%       2.33%         --%**         --%**       1.29%        1.33%(a)
Portfolio turnover rate++++.............         37%         62%         57%          41%          37%           62%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0165         N/A         N/A          N/A    $  0.0165           N/A

----------------

  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
  * Includes reimbursements by Chancellor LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04% (See Note 2).
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These per share operating performance data were calculated based upon the weighted average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.
                                      F42

                             GT GLOBAL THEME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Health Care Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund, and GT Global Telecommunications Fund ("Funds") are separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Theme Funds." The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has a total of twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio, and Global Natural Resources Portfolio ("Portfolios"), respectively. Each of these Portfolios is organized as a New York Trust and is registered under the 1940 Act as a diversified, open-end management investment company.

The Portfolios have investment objectives, policies, and limitations substantially identical to those of their corresponding Funds. Therefore, the financial statements of the aforementioned Funds and their respective Portfolios have been presented on a consolidated basis, and represent all activities of both the respective Funds and Portfolios. Through October 31, 1996, all of the shares of beneficial interest of each Portfolio were owned by either its respective fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in each Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolios (the phrase "Fund or Portfolio" hereinafter includes the GT Global Health Care Fund, the GT Global Telecommunications Fund, and each of the four Portfolios) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                      F43

                             GT GLOBAL THEME FUNDS

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange of which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or

                                      F44

                             GT GLOBAL THEME FUNDS

Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds or
Portfolios:

                                                                                             OCTOBER 31, 1996
                                                                                  --------------------------------------
                                                                                  AGGREGATE VALUE ON
                                                                                         LOAN           CASH COLLATERAL
                                                                                  -------------------  -----------------
Global Consumer Products and Services Portfolio.................................   $      10,331,341   $      10,659,295
Global Financial Services Portfolio.............................................             750,391             805,810
GT Global Health Care Fund......................................................          20,556,418          21,329,702
Global Infrastructure Portfolio.................................................           6,788,616           7,455,555
Global Natural Resources Portfolio..............................................           3,663,443           3,777,600
GT Global Telecommunications Fund...............................................         214,505,953         222,733,129

                                                                                       YEAR ENDED
                                                                                    OCTOBER 31, 1996
                                                                                  --------------------
                                                                                     FEES RECEIVED
                                                                                  --------------------
Global Consumer Products and Services Portfolio.................................      $     44,553
Global Financial Services Portfolio.............................................             1,304
GT Global Health Care Fund......................................................            86,339
Global Infrastructure Portfolio.................................................            88,349
Global Natural Resources Portfolio..............................................            16,439
GT Global Telecommunications Fund...............................................           944,549

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian fees.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund, and GT Global Telecommunications Fund in connection with their organizations, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500, $63,100, $51,500, $51,500 and $88,750, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, each Fund or Portfolio may focus its investments in certain related consumer products and services, financial services, health care, infrastructure, natural resources, or telecommunications industries, subjecting the Fund or Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

                                      F45

                             GT GLOBAL THEME FUNDS

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc., is the Funds' and Portfolios' investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. Each of the Portfolios pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. GT Global Health Care Fund and GT Global Telecommunications Fund each pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1996, GT Global retained the following sales charges: $115,133 for the GT Global Consumer Products and Services Fund, $4,721 for the GT Global Financial Services Fund, $90,926 for the GT Global Health Care Fund, $19,811 for the GT Global Infrastructure Fund, $49,532 for the GT Global Natural Resources Fund, and $231,226 for the GT Global Telecommunications Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1996, as follows: $0 for the GT Global Consumer Products and Services Fund, $1,470 for the GT Global Financial Services Fund, $5,017 for the GT Global Health Care Fund, $4,529 for the GT Global Infrastructure Fund, $3,537 for the GT Global Natural Resources Fund, and $18,969 for the GT Global Telecommunications Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of: $45,035 for the GT Global Consumer Products and Services Fund, $23,553 for the GT Global Financial Services Fund, $286,785 for the GT Global Health Care Fund, $239,035 for the GT Global Infrastructure Fund, $90,557 for the GT Global Natural Resources Fund, and $5,617,501 for the GT Global Telecommunications Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of

                                      F46

                             GT GLOBAL THEME FUNDS

investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1996, all of the shares of beneficial interest of each Portfolio were owned either by its Fund or the Manager.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1996:

                       PURCHASES AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT   OTHER ISSUES
                                                                                  ---------------   ------------
Global Consumer Products and Services Portfolio.................................   $         --     $239,257,063
Global Financial Services Portfolio.............................................             --       17,579,805
GT Global Health Care Fund......................................................             --      839,344,279
Global Infrastructure Portfolio.................................................             --       34,122,375
Global Natural Resources Portfolio..............................................             --      161,696,208
GT Global Telecommunications Fund...............................................             --      891,464,656

                                                                                               SALES
                                                                                  --------------------------------
                                                                                  U.S. GOVERNMENT    OTHER ISSUES
                                                                                  ---------------   --------------
Global Consumer Products and Services Portfolio.................................   $         --     $   96,407,016
Global Financial Services Portfolio.............................................             --         13,303,919
GT Global Health Care Fund......................................................             --        931,408,323
Global Infrastructure Portfolio.................................................             --         45,967,339
Global Natural Resources Portfolio..............................................             --        102,403,195
GT Global Telecommunications Fund...............................................             --      1,310,205,434

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Funds were as follows:

                                      F47

                             GT GLOBAL THEME FUNDS

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                                                                              DECEMBER 30, 1994
                                                                                                (COMMENCEMENT
                                                               YEAR ENDED                      OF OPERATIONS)
                                                            OCTOBER 31, 1996                 TO OCTOBER 31, 1995
                                                    ---------------------------------   -----------------------------
CLASS A                                                SHARES            AMOUNT            SHARES          AMOUNT
--------------------------------------------------  -------------   -----------------   ------------   --------------
Shares sold.......................................      6,142,401     $   118,779,939        330,327     $  4,257,766
Shares issued in connection with reinvestment of
  distributions...................................         13,656             202,166             --               --
                                                    -------------   -----------------   ------------   --------------
                                                        6,156,057         118,982,105        330,327        4,257,766
Share repurchased.................................     (2,769,898)        (54,486,898)       (54,980)        (746,671)
                                                    -------------   -----------------   ------------   --------------
Net increase......................................      3,386,159     $    64,495,207        275,347     $  3,511,095
                                                    -------------   -----------------   ------------   --------------
                                                    -------------   -----------------   ------------   --------------


                                                                                              DECEMBER 30, 1994
                                                                                                (COMMENCEMENT
                                                               YEAR ENDED                      OF OPERATIONS)
                                                            OCTOBER 31, 1996                 TO OCTOBER 31, 1995
                                                    ---------------------------------   -----------------------------
CLASS B                                                SHARES            AMOUNT            SHARES          AMOUNT
--------------------------------------------------  -------------   -----------------   ------------   --------------
Shares sold.......................................      5,689,956     $   110,105,123        246,365     $  3,239,565
Shares issued in connection with reinvestment of
  distributions...................................         10,957             161,052             --               --
                                                    -------------   -----------------   ------------   --------------
                                                        5,700,913         110,266,175        246,365        3,239,565
Share repurchased.................................     (1,675,446)        (32,960,366)       (47,105)        (579,906)
                                                    -------------   -----------------   ------------   --------------
Net increase......................................      4,025,467     $    77,305,809        199,260     $  2,659,659
                                                    -------------   -----------------   ------------   --------------
                                                    -------------   -----------------   ------------   --------------

                                                                                                JUNE 1, 1995
                                                                                              (COMMENCEMENT OF
                                                               YEAR ENDED                      SALE OF SHARES)
                                                            OCTOBER 31, 1996                 TO OCTOBER 31, 1995
                                                    ---------------------------------   -----------------------------
ADVISOR CLASS                                          SHARES            AMOUNT            SHARES          AMOUNT
--------------------------------------------------  -------------   -----------------   ------------   --------------
Shares sold.......................................        589,226     $    12,396,492         11,525     $    152,299
Shares issued in connection with reinvestment of
  distributions...................................            402               5,969             --               --
                                                    -------------   -----------------   ------------   --------------
                                                          589,628          12,402,461         11,525          152,299
Share repurchased.................................       (248,775)         (5,293,607)          (331)          (4,444)
                                                    -------------   -----------------   ------------   --------------
Net increase......................................        340,853     $     7,108,854         11,194     $    147,855
                                                    -------------   -----------------   ------------   --------------
                                                    -------------   -----------------   ------------   --------------

                                      F48

                             GT GLOBAL THEME FUNDS

GT GLOBAL FINANCIAL SERVICES FUND

                                                          YEAR ENDED                YEAR ENDED
                                                       OCTOBER 31, 1996          OCTOBER 31, 1995
                                                    -----------------------  -------------------------
CLASS A                                              SHARES       AMOUNT      SHARES         AMOUNT
--------------------------------------------------  ---------  ------------  --------      -----------
Shares sold.......................................    900,372  $ 11,973,497   669,827      $ 7,432,400
Shares issued in connection with reinvestment of
  distributions...................................      3,997        50,562        --               --
                                                    ---------  ------------  --------      -----------
                                                      904,369    12,024,059   669,827        7,432,400
Share repurchased.................................   (867,261)  (11,494,650) (465,993)      (5,162,753)
                                                    ---------  ------------  --------      -----------
Net increase......................................     37,108  $    529,409   203,834      $ 2,269,647
                                                    ---------  ------------  --------      -----------
                                                    ---------  ------------  --------      -----------


                                                          YEAR ENDED                YEAR ENDED
                                                       OCTOBER 31, 1996          OCTOBER 31, 1995
                                                    -----------------------  -------------------------
CLASS B                                              SHARES       AMOUNT      SHARES         AMOUNT
--------------------------------------------------  ---------  ------------  --------      -----------
Shares sold.......................................    596,980  $  7,792,181   286,019      $ 3,181,342
Shares issued in connection with reinvestment of
  distributions...................................      2,898        36,456        --               --
                                                    ---------  ------------  --------      -----------
                                                      599,878     7,828,637   286,019        3,181,342
Share repurchased.................................   (281,339)   (3,677,982)  (94,377)      (1,037,075)
                                                    ---------  ------------  --------      -----------
Net increase......................................    318,539  $  4,150,655   191,642      $ 2,144,267
                                                    ---------  ------------  --------      -----------
                                                    ---------  ------------  --------      -----------

                                                                                   JUNE 1, 1995
                                                                                 (COMMENCEMENT OF
                                                          YEAR ENDED              SALE OF SHARES)
                                                       OCTOBER 31, 1996         TO OCTOBER 31, 1995
                                                    -----------------------  -------------------------
ADVISOR CLASS                                        SHARES       AMOUNT      SHARES         AMOUNT
--------------------------------------------------  ---------  ------------  --------      -----------
Shares sold.......................................      3,500  $     47,698     2,599      $    29,737
Shares issued in connection with reinvestment of
  distributions...................................         35           420        --               --
                                                    ---------  ------------  --------      -----------
                                                        3,535        48,118     2,599           29,737
Share repurchased.................................     (1,103)      (14,704)       --               --
                                                    ---------  ------------  --------      -----------
Net increase......................................      2,432  $     33,414     2,599      $    29,737
                                                    ---------  ------------  --------      -----------
                                                    ---------  ------------  --------      -----------

                                      F49

                             GT GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND

                                                            YEAR ENDED                     YEAR ENDED
                                                         OCTOBER 31, 1996               OCTOBER 31, 1995
                                                    ---------------------------   -----------------------------
CLASS A                                               SHARES         AMOUNT         SHARES          AMOUNT
--------------------------------------------------  -----------   -------------   -----------   ---------------
Shares sold.......................................   84,410,204   $1,903,687,570   78,194,828   $ 1,518,869,435
Shares issued in connection with reinvestment of
  distributions...................................    2,009,491      41,475,881     1,197,686        21,103,166
                                                    -----------   -------------   -----------   ---------------
                                                     86,419,695   1,945,163,451    79,392,514     1,539,972,601
Share repurchased.................................  (86,124,175)  (1,957,478,015) (82,265,383)   (1,598,688,749)
                                                    -----------   -------------   -----------   ---------------
Net increase (decrease)...........................      295,520   $ (12,314,564)   (2,872,869)  $   (58,716,148)
                                                    -----------   -------------   -----------   ---------------
                                                    -----------   -------------   -----------   ---------------


                                                            YEAR ENDED                     YEAR ENDED
                                                         OCTOBER 31, 1996               OCTOBER 31, 1995
                                                    ---------------------------   -----------------------------
CLASS B                                               SHARES         AMOUNT         SHARES          AMOUNT
--------------------------------------------------  -----------   -------------   -----------   ---------------
Shares sold.......................................    6,741,207   $ 157,453,975     4,710,190   $    92,123,273
Shares issued in connection with reinvestment of
  distributions...................................      411,416       8,363,880       140,259         2,451,761
                                                    -----------   -------------   -----------   ---------------
                                                      7,152,623     165,817,855     4,850,449        94,575,034
Share repurchased.................................   (5,784,194)   (129,761,569)   (3,578,957)      (70,045,915)
                                                    -----------   -------------   -----------   ---------------
Net increase......................................    1,368,429   $  36,056,286     1,271,492   $    24,529,119
                                                    -----------   -------------   -----------   ---------------
                                                    -----------   -------------   -----------   ---------------

                                                                                          JUNE 1, 1995
                                                                                        (COMMENCEMENT OF
                                                            YEAR ENDED                   SALE OF SHARES)
                                                         OCTOBER 31, 1996              TO OCTOBER 31, 1995
                                                    ---------------------------   -----------------------------
ADVISOR CLASS                                         SHARES         AMOUNT         SHARES          AMOUNT
--------------------------------------------------  -----------   -------------   -----------   ---------------
Shares sold.......................................    1,142,479   $  27,246,793        32,235   $       625,703
Shares issued in connection with reinvestment of
  distributions...................................        3,280          67,679            --                --
                                                    -----------   -------------   -----------   ---------------
                                                      1,145,759      27,314,472        32,235           625,703
Share repurchased.................................   (1,121,971)    (26,090,499)       (7,577)         (162,450)
                                                    -----------   -------------   -----------   ---------------
Net increase......................................       23,788   $   1,223,973        24,658   $       463,253
                                                    -----------   -------------   -----------   ---------------
                                                    -----------   -------------   -----------   ---------------

                                      F50

                             GT GLOBAL THEME FUNDS

GT GLOBAL INFRASTRUCTURE FUND

                                                              YEAR ENDED                       YEAR ENDED
                                                           OCTOBER 31, 1996                 OCTOBER 31, 1995
                                                    -------------------------------  -------------------------------
CLASS A                                                SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold.......................................      2,175,475  $     30,275,819      2,997,022  $     35,715,669
Share repurchased.................................     (2,503,715)      (33,964,432)    (1,898,557)      (23,075,894)
                                                    -------------  ----------------  -------------  ----------------
Net increase (decrease)...........................       (328,240) $     (3,688,613)     1,098,465  $     12,639,775
                                                    -------------  ----------------  -------------  ----------------
                                                    -------------  ----------------  -------------  ----------------


                                                              YEAR ENDED                       YEAR ENDED
                                                           OCTOBER 31, 1996                 OCTOBER 31, 1995
                                                    -------------------------------  -------------------------------
CLASS B                                                SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold.......................................        903,064  $     12,423,925      2,815,712  $     33,606,616
Share repurchased.................................     (1,306,101)      (17,421,173)    (1,130,463)      (13,421,180)
                                                    -------------  ----------------  -------------  ----------------
Net increase (decrease)...........................       (403,037) $     (4,997,248)     1,685,249  $     20,185,436
                                                    -------------  ----------------  -------------  ----------------
                                                    -------------  ----------------  -------------  ----------------

                                                                                              JUNE 1, 1995
                                                                                            (COMMENCEMENT OF
                                                              YEAR ENDED                     SALE OF SHARES)
                                                           OCTOBER 31, 1996                TO OCTOBER 31, 1995
                                                    -------------------------------  -------------------------------
ADVISOR CLASS                                          SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------  -------------  ----------------  -------------  ----------------
Shares sold.......................................         11,122  $        154,109         21,018  $        257,486
Share repurchased.................................         (5,256)          (70,861)        (3,199)          (40,011)
                                                    -------------  ----------------  -------------  ----------------
Net increase......................................          5,866  $         83,248         17,819  $        217,475
                                                    -------------  ----------------  -------------  ----------------
                                                    -------------  ----------------  -------------  ----------------

                                      F51

                             GT GLOBAL THEME FUNDS

GT GLOBAL NATURAL RESOURCES FUND

                                                               YEAR ENDED                        YEAR ENDED
                                                            OCTOBER 31, 1996                  OCTOBER 31, 1995
                                                    ---------------------------------  -------------------------------
CLASS A                                                SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------  -------------  ------------------  -------------  ----------------
Shares sold.......................................      9,220,103  $      142,385,816      2,262,790  $     25,998,648
Shares issued in connection with reinvestment of
  distributions...................................          3,977              47,892          2,665            30,350
                                                    -------------  ------------------  -------------  ----------------
                                                        9,224,080         142,433,708      2,265,455        26,028,998
Share repurchased.................................     (7,529,884)       (116,812,100)    (2,356,872)      (27,189,124)
                                                    -------------  ------------------  -------------  ----------------
Net increase (decrease)...........................      1,694,196  $       25,621,608        (91,417) $     (1,160,126)
                                                    -------------  ------------------  -------------  ----------------
                                                    -------------  ------------------  -------------  ----------------


                                                               YEAR ENDED                        YEAR ENDED
                                                            OCTOBER 31, 1996                  OCTOBER 31, 1995
                                                    ---------------------------------  -------------------------------
CLASS B                                                SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------  -------------  ------------------  -------------  ----------------
Shares sold.......................................      4,288,540  $       66,460,658      1,073,588  $     12,447,266
Shares issued in connection with reinvestment of
  distributions...................................            709               8,495          2,190            24,898
                                                    -------------  ------------------  -------------  ----------------
                                                        4,289,249          66,469,153      1,075,778        12,472,164
Share repurchased.................................     (2,178,862)        (33,276,553)      (928,373)      (10,660,475)
                                                    -------------  ------------------  -------------  ----------------
Net increase......................................      2,110,387  $       33,192,600        147,405  $      1,811,689
                                                    -------------  ------------------  -------------  ----------------
                                                    -------------  ------------------  -------------  ----------------

                                                                                                JUNE 1, 1995
                                                                                              (COMMENCEMENT OF
                                                               YEAR ENDED                      SALE OF SHARES)
                                                            OCTOBER 31, 1996                 TO OCTOBER 31, 1995
                                                    ---------------------------------  -------------------------------
ADVISOR CLASS                                          SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------  -------------  ------------------  -------------  ----------------
Shares sold.......................................        663,037  $       10,703,010          9,525  $        110,453
Shares issued in connection with reinvestment of
  distributions...................................             77                 922             --                --
                                                    -------------  ------------------  -------------  ----------------
                                                          663,114          10,703,932          9,525           110,453
Share repurchased.................................       (356,384)         (5,379,503)        (1,258)          (14,767)
                                                    -------------  ------------------  -------------  ----------------
Net increase......................................        306,730  $        5,324,429          8,267  $         95,686
                                                    -------------  ------------------  -------------  ----------------
                                                    -------------  ------------------  -------------  ----------------

                                      F52

                             GT GLOBAL THEME FUNDS

GT GLOBAL TELECOMMUNICATIONS FUND

                                                             YEAR ENDED                     YEAR ENDED
                                                          OCTOBER 31, 1996               OCTOBER 31, 1995
                                                    -----------------------------  ----------------------------
CLASS A                                                SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------  ------------  ---------------  -----------  ---------------
Shares sold.......................................   161,134,594  $ 2,777,197,821   83,031,164  $ 1,357,464,500
Shares issued in connection with reinvestment of
  distributions...................................     3,376,395       52,886,360    3,938,085       63,284,987
                                                    ------------  ---------------  -----------  ---------------
                                                     164,510,989    2,830,084,181   86,969,249    1,420,749,487
Share repurchased.................................  (174,818,005)  (3,017,740,549) (96,901,218)  (1,584,327,366)
                                                    ------------  ---------------  -----------  ---------------
Net decrease......................................   (10,307,016) $  (187,656,368)  (9,931,969) $  (163,577,879)
                                                    ------------  ---------------  -----------  ---------------
                                                    ------------  ---------------  -----------  ---------------


                                                             YEAR ENDED                     YEAR ENDED
                                                          OCTOBER 31, 1996               OCTOBER 31, 1995
                                                    -----------------------------  ----------------------------
CLASS B                                                SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------  ------------  ---------------  -----------  ---------------
Shares sold.......................................    15,365,874  $   260,167,785   20,348,248  $   330,809,778
Shares issued in connection with reinvestment of
  distributions...................................     2,882,770       44,452,585    2,988,078       47,599,706
                                                    ------------  ---------------  -----------  ---------------
                                                      18,248,644      304,620,370   23,336,326      378,409,484
Share repurchased.................................   (25,319,583)    (426,829,324) (21,776,751)    (351,935,028)
                                                    ------------  ---------------  -----------  ---------------
Net increase (decrease)...........................    (7,070,939) $  (122,208,954)   1,559,575  $    26,474,456
                                                    ------------  ---------------  -----------  ---------------
                                                    ------------  ---------------  -----------  ---------------

                                                                                           JUNE 1, 1995
                                                                                         (COMMENCEMENT OF
                                                             YEAR ENDED                  SALE OF SHARES)
                                                          OCTOBER 31, 1996             TO OCTOBER 31, 1995
                                                    -----------------------------  ----------------------------
ADVISOR CLASS                                          SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------  ------------  ---------------  -----------  ---------------
Shares sold.......................................     1,229,487  $    21,592,338       44,033  $       692,076
Shares issued in connection with reinvestment of
  distributions...................................         2,119           33,270           --               --
                                                    ------------  ---------------  -----------  ---------------
                                                       1,231,606       21,625,608       44,033          692,076
Share repurchased.................................    (1,216,785)     (21,450,446)      (2,662)         (46,403)
                                                    ------------  ---------------  -----------  ---------------
Net increase......................................        14,821  $       175,162       41,371  $       645,673
                                                    ------------  ---------------  -----------  ---------------
                                                    ------------  ---------------  -----------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of a Fund's or Portfolio's expenses. For the year ended October 31, 1996, the Funds' or Portfolios' expenses were reduced by the following amounts under these arrangements:

                                                                                                                            EXPENSE
                                                                                                                           REDUCTION
                                                                                                                           ---------
Global Consumer Products and Services Portfolio..........................................................................  $  17,893
Global Financial Services Portfolio......................................................................................      9,402
GT Global Health Care Fund...............................................................................................    130,688
Global Infrastructure Portfolio..........................................................................................     10,217
Global Natural Resources Portfolio.......................................................................................     45,253
GT Global Telecommunications Fund........................................................................................    399,684

                                      F53

                             GT GLOBAL THEME FUNDS

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by GT Global Health Care Fund and GT Global Telecommunications Fund at October 31, 1996 amounted to $91,854,438 and $180,037,891, respectively, at value.

Transactions with affiliated companies are as follows:

GT GLOBAL HEALTH CARE FUND:

                                                                                  NET REALIZED
                                                    PURCHASES COST   SALES COST   GAIN (LOSS)    DIVIDEND INCOME
                                                    ---------------  ----------  --------------  ---------------
AVECOR Cardiovascular, Inc........................  $     6,330,675  $       --    $       --    $            --
Cardiometrics, Inc................................        2,706,928          --            --                 --
Circon Corp.......................................       12,258,385          --            --                 --
Ethical Holdings PLC - ADR........................               --      52,500        15,000                 --
Protein Design Labs, Inc..........................       24,215,876          --            --                 --
Life Medical Sciences, Inc........................        3,070,938      78,750        12,500                 --
Visx, Inc.........................................       21,024,153          --            --                 --
TheraTech, Inc....................................       17,041,018          --            --                 --

GT GLOBAL TELECOMMUNICATIONS FUND:

                                                                                      NET REALIZED      DIVIDEND
                                                    PURCHASES COST     SALES COST      GAIN (LOSS)       INCOME
                                                    ---------------  --------------  ---------------  ------------
ANTEC Corp........................................  $     1,439,140  $           --  $            --  $         --
Tekelec...........................................       14,825,646              --               --            --
Gandalf Technologies, Inc.........................       31,367,695              --               --            --
Spectrian Corp....................................          774,360          65,000          (10,649)           --
International Engineering PLC - Foreign...........               --              --               --       363,579
Tele 2000 S.A.....................................          921,175              --               --            --
Orbital Sciences Corp.............................          988,000              --               --            --
Three-Five Systems, Inc...........................               --              --               --            --
PT Kabelindo Murni - Foreign......................               --         544,781         (429,432)           --
Atlantic Tele-Network, Inc........................               --         600,000          418,750            --
Intermedia Communications of Florida, Inc.........        4,654,000       3,164,600       11,357,407            --
DSP Communications, Inc...........................        8,594,164       5,887,500       27,129,998            --
Grupo Mexicano de Video - 144A ADR................               --       2,013,000       (1,997,750)           --

                                      F54

                             GT GLOBAL THEME FUNDS

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Listed below is the amount of income received by the Funds from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Funds to such countries for the fiscal year ended October 31, 1996:

                                                     FOREIGN SOURCE                   FOREIGN TAXES
FUND                                                     INCOME          PER SHARE         PAID         PER SHARE
--------------------------------------------------  -----------------  -------------  --------------  -------------
GT Global Consumer Products and Services Fund.....                --            --                --           --
GT Global Financial Services Fund.................   $       225,129     $     .16    $       31,826    $     .02
GT Global Health Care Fund........................                --            --                --           --
GT Global Infrastructure Fund.....................         1,352,652           .21           121,927          .02
GT Global Natural Resources Fund..................                --            --                --           --
GT Global Telecommunications Fund.................        21,566,789           .17         2,964,143          .02

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1996:

                                                      CAPITAL GAIN
FUND                                                    DIVIDEND
--------------------------------------------------  ----------------
GT Global Consumer Products and Services Fund.....   $        3,871
GT Global Financial Services Fund.................               --
GT Global Health Care Fund........................      184,899,943
GT Global Infrastructure Fund.....................               --
GT Global Natural Resources Fund..................               --
GT Global Telecommunications Fund.................       89,356,749

Pursuant to Section 854 of the Internal Revenue Code, the Funds designate the following percentage amounts of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Funds as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1996:

FUND
--------------------------------------------------
GT Global Consumer Products and Services Fund.....       1.25%
GT Global Financial Services Fund.................      18.00%
GT Global Health Care Fund........................       3.75%
GT Global Infrastructure Fund.....................      10.00%
GT Global Natural Resources Fund..................       3.50%
GT Global Telecommunications Fund.................       9.50%

                                      F55

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL THEME FUNDS

                                     NOTES

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                             GT GLOBAL THEME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                           GT GLOBAL THEME FUNDS